United States
Securities And Exchange Commission
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number    811-21757

American Independence Funds Trust
(Exact name of registrant as specified in charter)

335 Madison Avenue, Mezzanine New York, NY   10017
(Address of principal executive offices)                   (Zip code)

Eric Rubin, President, 335 Madison Avenue, Mezzanine New York, NY  10017
(Name and address of agent for service)

with a copy to:
Jon Rand, Esq.
Dechert LLP
1095 Avenue of the Americas
New York, NY 10036-6797

Registrant's telephone number, including area code:   (212) 488-1331

Date of fiscal year end:      10/31/2010

Date of reporting period:    10/31/2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17CRF 270.30e-1).

Plan your arrival.®
October 31, 2010

The American Independence Funds	Annual Report

Stock Fund Fusion Fund Kansas Tax-Exempt Bond Fund Active Treasury Management Bull/Bear Fund Intermediate Bond Fund Short-Term Bond Fund U.S. Inflation-Indexed Fund International Equity Fund

NOT FDIC Insured. May lose value. No bank guarantee.

This material must be accompanied or preceded by a prospectus. American Independence Funds Trust is distributed by Matrix Capital Group, Inc.

The American Independence Funds
Annual Report — October 31, 2010

President’s Letter to Shareholders	1
Management Fund Commentaries and Fund Performance	3

Stock Fund
Schedule of Portfolio Investments	23
Fusion Fund
Schedule of Portfolio Investments	25
Kansas Tax-Exempt Bond Fund
Schedule of Portfolio Investments	27
Active Treasury Management Bull/Bear Fund
Schedule of Portfolio Investments	35
Intermediate Bond Fund
Schedule of Portfolio Investments	36
Short-Term Bond Fund
Schedule of Portfolio Investments	42
U.S. Inflation-Indexed Fund
Schedule of Portfolio Investments	46
International Equity Fund
Schedule of Portfolio Investments	48

Statements of Assets and Liabilities	51
Statements of Operations	53
Statements of Changes in Net Assets	55
Financial Highlights	58
Notes to Financial Statements	66

Report of Independent Registered Public Accounting Firm	75

Additional Information
Portfolio Summaries	76
Table of Shareholder Expenses	77
Other Tax Information	79
Approval of Advisory and Sub-Advisory Agreements	80
Trustees and Officers	81

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to the portfolio securities is available without charge, upon request, by calling 1-866-410-2006 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 1-866-410-2006 and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Schedules of Portfolio Investments as of January 31 and July 31 are available without charge, on the Securities and Exchange Commission’s website at http://www.sec.gov.

American Independence Funds

Presidents Letter to Shareholders

Dear Fellow Shareholder:

I am pleased to present you with the Annual Report for the American Independence Funds (the “Funds” or for each fund separately, a “Fund”) for the fiscal year ending October 31, 2010. This past year has certainly been a challenging one as anxiety prevailed in both the equity and fixed income markets. We have witnessed an unsettling market environment that has affected all types of asset classes and sectors, both domestic and international. The credit crisis, which started in the late summer of 2007, has caused a historical draining of liquidity in the bond markets, and consumer confidence has waned due to the current economic conditions. The Federal Reserve has maintained interest rates at near record low levels and continues to inject liquidity into the system in unprecedented fashion, most recently known as QE2, for its second round of quantitative easing. The fixed income markets are now preparing for an inevitable increase in interest rates.

Despite these disappointing economic conditions and continued uncertainty, our Funds have performed well compared to their peers and benchmarks. The following pages offer insight into the Funds’ performances, with each Portfolio Manager commenting on the specific factors that impacted their respective Fund during the reporting period and an outlook for the year to come.

We continue to see steady improvement to the Funds’ performances and are pleased to report that as of November 30, 2010, five (5) of the six (6) rated Funds presented in this Annual Report have an overall Morningstar® rating of four or five stars1,2. The Fusion Fund and the Active Treasury Management Bull/Bear Fund, which do not have three-year track records and therefore are not yet rated by Morningstar®, continue to perform well against their peers. The NestEgg Target Date Funds, which are presented in a separate report, have also performed well and three of the four rated Funds have a rating of either four- or five-stars from Morningstar®1,2. The NestEgg 2050 Fund is new and does not yet have a Morningstar® rating.

The American Independence Stock Fund continues to be one of the top performing large cap funds in the Morningstar® universe. The American Independence Stock Fund (class I – ISISX) is the only large cap fund to have equaled or beaten the S&P 500 index every year since 1999. It should therefore come as no surprise that the Fund carries a 5-star rating by Morningstar® in the Relative Value category and is in the top 2% for the three (3) year performance and in the top 1% for the 5- and 10-year performances.3

We continue to strive to improve the cost and efficiency of service as well as performance of the Funds. During the past year, we made some portfolio management changes, which we feel will help improve performance for the Funds. On November 20, 2009, Security Global Investors (“SGI”) assumed the sub-advisory function for the International Equity Fund. SGI and Rydex-SGI, wholly owned subsidiaries of Security Benefit Corporation, manage approximately $21 billion in assets. Also, on July 1, 2010, Jeff Miller assumed management responsibility for the Fusion Fund. Jeff is a previous hedge fund manager who has proven his stock picking prowess over the last three years during his management tenure of the American Independence Stock Fund. In addition, we broadened the fund line up by adding the American Independence Active Treasury Management Bull/Bear Fund. This Fund was introduced in July and is intended on providing shareholders with the opportunity for an absolute return on investment regardless of the direction of interest rates. The Fund is managed by Kirk Barneby and Glenn Dorsey, who also manage the fixed income portion of the NestEgg Target Date Funds. Subsequent to the Funds’ fiscal year end, we added the American Independence Large Cap Growth and American Independence Small Cap Growth Funds. These funds provide a more diverse line-up while providing new asset classes for our shareholders to invest in. We also continue to enhance the services we offer to our shareholders. During the most recent fiscal year, the Funds retained UMB Fund Services to provide fund accounting and

1	Source: Morningstar, Inc. Morningstar® ratings are based on the Institutional Class shares.
2
The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and is rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar® Rating for a fund is derived from a weighted average of the performance figures associated with its 3-, 5- and 10-year (if applicable) Morningstar® Rating metrics.

3
The American Independence Stock Fund I Class received a 5-star rating for overall performance, for the period ending September 30, 2010, 5 stars for 3-year performance among 1,127 Large Value funds, 5 stars for 5-year performance among 942 funds, and 5 stars for 10-year performance among 490 funds. For each fund with at least a 3-year history, Morningstar® calculates a Morningstar® Rating based on a Morningstar® Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance.

American Independence Funds

certain administrative services, while Matrix Capital Group assumed the responsibilities as the Funds’ Distributor.

We thank you for your continued support, and American Independence will continue to seek to provide additional services, improve existing ones, and build upon the existing strong foundation. Please do not hesitate to contact us with any questions at 866-410-2006. I hope to see the markets improve during 2011 and wish you happy and healthy year.

Sincerely,

Eric M. Rubin
President
American Independence Funds Trust
American Independence Financial Services, LLC

Important Disclosures

Investing in the Funds involves risk. Equity securities are more volatile and carry more risk than other forms of investments. The Funds may invest in small and mid cap securities that are more volatile than large cap stocks.

For more complete information on the American Independence Funds, you can obtain a prospectus containing complete information for the funds by calling 866-410-2006, or by visiting www.aifunds.com. Please read the prospectus carefully before investing. You should consider the fund’s investment objectives, risks, charges, and expenses carefully before you invest or send money. Information about these and other important subjects is in the Funds’ prospectus.

Past performance does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original costs.

American Independence Financial Services, LLC is a limited liability company.

Shares of the American Independence Funds are distributed by Matrix Capital Group, Inc., which is not affiliated with American Independence Financial Services, LLC.

Not FDIC Insured - May Lose Value - No Bank Guarantee

This material is authorized for distribution only when preceded or accompanied by a prospectus. American Independence Financial Services LLC provides investment advisory and other services to the Funds and receives a fee for those services. The Funds are distributed by Matrix Capital Group, Inc. Mutual funds are NOT INSURED BY THE FDIC. There is no bank guarantee. Mutual funds may lose value. The views expressed in this Shareholder Letter and accompanying commentaries are through the end of the period covered by the report, as stated on the cover. These views are subject to change based on market and other conditions.

American Independence Funds

Stock Fund Commentary

Jeffrey Miller – Portfolio Manager

The American Independence Stock Fund – Institutional Class (the “Fund”) finished its fiscal year ending October 31, 2010, up 19.58%, outperforming the Russell 1000 Value Index, the Fund’s benchmark, by 3.87% and the S&P 500 by 3.33%. The Russell 1000 Value Index gained 15.71% and the S&P 500 rose 16.25% in a market dominated by the influence of macroeconomic factors, particularly in the second half of the fiscal year.

As the latter half of the fiscal year began, there was a sense of euphoria over the “resolution” of the Greek crisis. This drove markets higher in the first three weeks of April, as investors believed (incorrectly) that the economies in Europe had successfully resolved the issue over Greece refunding its debt. As we now know, the status of Greece (as well as Ireland, Portugal, etc) was not “resolved” at all in April – the day of reckoning was merely postponed. However, the markets rallied for three weeks on this news, before selling off again. This pattern was to be repeated throughout the remainder of the fiscal year.

A second illustration is the market’s reaction to the August announcement of a second round of Quantitative Easing (QE2). Within weeks, investors sent share prices higher while driving the dollar lower. Macro dollar down, stocks higher trades were September’s flavor of the month up and down Wall Street. Consequently, the correlation in price movements between stocks in the major indices reached 70% (a level seldom seen except in market panics), while correlation between the US Dollar Index (DXY) and the S&P 500 Index (SPX) switched from a slight positive 0.13 (i.e., slightly correlated) during the October 1, 2009 through June 30, 2010 time period to a highly negative 0.88 (i.e., massively inversely correlated) from June 30, 2010 through September 30, 2010. This environment -- in which stock valuations in general were driven by a common factor, the dollar exchange rate -- proved to be a challenging one for the bottoms-up, fundamental process which we employ to manage the Fund. Recently (since the end of the third quarter 2010) the correlations between stocks have come down a little, which bodes well for our stock picking discipline.

During this turbulent market, we were able to outperform our benchmark by sticking to our fundamental strategy of purchasing solid companies trading at what we believe to be low prices while actively managing risks. This entails identifying mistakes and removing them quickly from the portfolio.

There are two ways in which we may make a mistake. The first is to get the fundamental story wrong. The second is to buy an attractive company at the wrong price. When we realize we are incorrect in either our fundamental opinion or in the price we purchased a security we are quick to sell a position. Hoping for a different result, or waiting for a turn in the business that may never come, often does not work out well. Instead, we prefer to sell, reevaluate our reasoning, and wait for a better time to purchase the stock. We try to be quick in recognizing our mistakes and suffer a small loss, instead of stubbornly insisting that we are right and realizing a large loss later.

To illustrate this point, we reviewed our performance by company for the year ending October 31, 2010. We made money in 70% of the companies we owned and lost money in 30%; while on a trade by trade basis (tracking each time we buy a stock as a separate trade) we made money 66% of the time and lost money 34% (better than our 2009 record of 53% and 47%, respectively). So despite being wrong about 1/3 of the time, we were up 19.58% for the year. How? We made 3.5 times as much money, on average, in our winners as we lost in our losers, and our winning positions were on average 1.5 times the size of our losing positions. As a result, our top 10 winners made us nearly 5 times as much money as our top 10 losers cost us. Our focus on quickly selling losers clearly paid off in 2010. We will continue to work hard to be as successful picking stocks and limiting losses in future years as we were in 2010. If there is a cloud to the silver lining it is that even though we sold every position with a significant tax loss during the fiscal year, we will still have to pay a capital gains distribution this year.

As a large cap value fund, we will own significant stakes in large financial companies. However, by not owning Citigroup (up 1.9% from November 1, 2009 to October 31, 2010), Bank of America (down 21.5%) and JP Morgan (down 9.9%), among others, we were able to add significant value for our shareholders. We call this “addition by subtraction”: meaning we actively strive to avoid companies with bad business models. From

American Independence Funds

our experience, we believe there are very few excellent companies, many pretty good companies, and a lot of fairly mediocre companies with publicly listed securities. We try to do our best to choose companies from the first two groups that are trading at a low valuation relative to free cash flow, and to avoid companies from the last group no matter what their price. Often “value” investors mistake a low price to earnings ratio or low price to book value ratio for “value” – we prefer to pay a fair price for a great company than a low price for a terrible one, as these bad businesses frequently become value traps, eating up capital while producing little if any return on investment. Usually cheap stocks are cheap for a reason. Our ideal company is one that generates high returns on invested capital on a free cash flow basis, and that trades for a low price to that free cash flow. Companies with large gross revenues that required most of those revenues to be reinvested back into the business just to stay open are not attractive to us (General Motors is one example of such a company).

In contrast, Diageo is one example of a company that meets our criteria for a strong, sustainable business model. It owns, among many others, the beverage brands Smirnoff, Johnnie Walker, Captain Morgan, Jose Cuervo, Baileys, and Tanqueray, as well as Guinness, Dom Perignon, as well as numerous wine brands. Is Diageo going to become obsolete overnight because of a new technology? We believe this event is unlikely. For these reasons Diageo is an example of a business we like – high margins, low obsolescence risk, strong sustainable cash flows. After that, it is just a matter of finding the right price and near term catalysts.

So how are we investing given the recent rise in the market and all of the macro-economic noise mentioned above? We are focused, as always, on utilizing our process for picking stocks that have high returns on invested capital that are currently selling for a low multiple to free cash flow. We keep it simple, focusing on the business model of a company, asking ourselves “does this business make sense and can it sustain these returns over time?” We spend our time understanding how a company makes its money, what the drivers of profitability are and are they sustainable without large reinvestments of capital. Once we find businesses that meet our criteria for return on invested capital and that have business models that are sustainable, we wait patiently until they are cheap enough for us to buy them and have a high degree of confidence we will make money owning the stock at that price. Our portfolio is composed of these strong businesses that are not going to become obsolete overnight, or even in the next few years.

We appreciate the opportunity to manage your investment in the American Independence Stock Fund. Please contact us with any questions you may have.

The views and opinions in this report were current at the time it was written and reflect those of the Portfolio Manager(s). The views and opinions are not guarantees of performance or investment results and should not be taken as investment advice. The views expressed should not be relied upon as a forecast of the Fund’s future investment intent. Security positions can and do change. The Schedules of Portfolio of Investments following the Commentaries show the size of the Fund’s positions at period-end.

American Independence Funds

Stock Fund – Performance

This chart assumes an initial investment of $10,000 in the Institutional Class made on October 31, 2000. Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions.

	Annualized
Total Returns as of October 31, 2010	1 Year	5 Year	10 Year
Stock Fund
Institutional Class Shares	19.53%	6.58%	6.79%
Class A Shares (1)	12.36%	4.84%	5.69%
Class C Shares (2)	17.34%	6.18%	6.27%
Russell 1000 Value Index	15.71%	0.62%	2.64%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. To obtain performance information current to the most recent month-end, please call 866-410-2006, or go to www.aifunds.com.

(1) Reflects maximum sales charge of 5.75%.
(2) Reflects Contingent Deferred Sales Charge (“CDSC”) of 1.00% assessed on shares redeemed within one year of purchase.

Pursuant to an agreement and plan of reorganization, the Fund acquired the assets and liabilities of the Stock Fund (the predecessor fund) on March 2, 2006. In the reorganization, the predecessor fund exchanged all of its assets for shares of the Fund. The predecessor fund offered a class of shares similar to the Fund’s Institutional Class shares known as Service Class shares. As a result of the reorganization, the Fund will carry forward the performance history of the predecessor fund, as the predecessor fund is the accounting survivor. The performance of the Institutional Class shares of the Fund includes the performance of the predecessor fund’s Service Class shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be higher. The performance of the Class A shares of the Fund, prior to commencement of operations on March 20, 2006, includes the performance of the predecessor fund’s Service Class shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges and expenses. The performance of the Class C shares of the fund, prior to commencement of operations on September 24, 2007, includes the performance of the Fund’s Class A shares from March 20, 2006 through September 23, 2007 and the performance of the predecessor fund’s Service Class shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges and expenses.

The Russell 1000 Value Index is an unmanaged index of common stocks for companies that make-up the Russell 1000 Index and have been identified by the Russell Investment Group as offering lower price-to-book ratios and lower forecasted growth values.

The above referenced index does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in their underlying securities.

American Independence Funds

Fusion Fund Commentary

Jeffrey Miller – Portfolio Manager

The Value Equities team at American Independence took over management of the Fusion Fund on July 1, 2010. As such, our actual performance with the fund is limited. However, we are utilizing a quantitative strategy that mirrored a model portfolio it had back-tested over the prior couple of years with a more actively managed qualitative approach that closely mirrors the AI Stock Fund process. While the quantitative scan remains the same, we are now actively selecting the portfolio positions from a bigger universe of securities and actively trading the entry and exit of those positions. We believe this is reflected in the returns as of October 31, 2010.

To an extent that is somewhat unusual, macroeconomic factors drove the market during the later part of the fiscal year. At the beginning of April 2010, for example, there was a sense of euphoria over the “resolution” of the Greek crisis. This in turn drove markets higher in the first three weeks of April, as investors believed (incorrectly) that the economies in Europe had successfully resolved the issue over Greece refunding its debt. As we now know all too well, the status of Greece (as well as Ireland, Portugal, etc.) was not “resolved” at all in April – the day of reckoning was merely postponed. However, the markets rallied for three weeks on this news, before selling off again. This pattern was repeated throughout the year.

Another example: the announcement of a second round of Quantitative Easing (QE2) in August. This new round of QE2 strangely morphed into a positive for the stock market during September, as lower interest rates in the U.S. led to a weakening dollar. With the dollar down and stocks up, macro trades predominated in September to an extent almost unheard of, as stock market correlations (i.e., the percentage of stocks moving all together) reached 70% (a level usually only seen in market panics), while correlation between the U.S. Dollar Index (DXY) and the S&P 500 (SPX) switched from a positive 0.13 (i.e., slightly correlated) from October 1, 2009 through June 30, 2010 to a whopping negative 0.88 (i.e., massively inversely correlated) from June 30, 2010 through September 30, 2010. Watching the stock market follow the dollar index minute-by-minute (and stocks did FOLLOW the dollar, not vice-versa) was a bit annoying, to say the least, for stock pickers like ourselves. Recently, since the end of the third quarter 2010, the correlations between stocks have come down a little, which bodes well for our stock picking discipline.

During this turbulent market, we stood by our strategy of purchasing solid companies trading at what we believe to be low prices (a.k.a., buying broken stocks, not broken companies – while our shorts have the opposite characteristics) while actively managing risks. A large portion of our performance comes from eliminating quickly, as best we can, mistakes. We call this “addition by subtraction”, meaning we actively choose not to own companies with bad business models. There are very few excellent companies, many pretty good companies, and a lot of fairly mediocre companies available for sale in the stock markets. We try to do our best to choose companies from the first two groups that are trading at a low valuation relative to free cash flow, and to avoid companies from the last group no matter what their price. Often “value” investors mistake a low price to earnings ratio or low price to book value ratio for “value” – we prefer to pay a fair price for a great company than a low price for a terrible one, as these bad businesses frequently become value traps, eating up capital while producing little if any return on investment. Usually cheap stocks are cheap for a reason. Our ideal company is one that generates high returns on invested capital on a free cash flow basis, and that trades for a low price to that free cash flow. Companies with large gross revenues that are required to reinvest back into the business most of those revenues just to stay open are not attractive longs to us (see General Motors for an example of what we don’t like), but make excellent shorts.

As mentioned above, we also actively manage for risk, both in terms of company fundamentals and in terms of the price of the shares in the market. In our mind, the two risks are separate. Fundamental risk is the risk that we have the “story” wrong in some way: that sales will be weaker than we expect; that the company’s debt load will become overwhelming; or that pricing for its products or inputs will vary greatly from our expectations. When we realize we are wrong in our assumptions, we are quick to exit a position. Hoping for a different result, or waiting for a turn in the business that may never come, doesn’t tend to work out well for us. Instead, we would rather exit, reevaluate our reasoning, and wait for a better time to purchase the stock. We try to be very quick to recognize our mistakes

American Independence Funds

and take a small loss, instead of stubbornly insisting that we are right and taking a large loss later.

We are also proponents of truly actively managing our portfolio for price risk, instead of closet indexing. If we purchase a company at $20 and it quickly rises to $30, it is not nearly as attractive to us, even if there is no change in the fundamentals. In these instances, we will usually trim back our position, possibly even eliminating it, and wait for a better price. Price is very important to us – not all great companies make great stocks all the time, a lesson that many “buy and hold” investors have learned the hard way over the years. General Electric is a great company in our opinion. However, it traded for $34 at the end of 1998, versus $16.02 on October 31, 2010, a decline of 53% over nearly 12 years. Similar examples abound.

We are often asked what we like in the market. We prefer to think about what can go wrong, as what goes right usually is unexpected and takes care of itself. So, what will be the next big issue in the markets, besides the ongoing Euro-member issues? China. China is a bubble waiting to burst. In our mind, it’s not a question of if, but when. China has been luring investors for centuries with the illusion that its vast populace and huge resources will prove to be a bonanza for outside investors. Nothing could be further from the truth. China’s boom has been driven not by technological innovation or gains in productivity and efficiency but by factor mobilization – i.e., throwing lots of resources and manpower at manufacturing things designed elsewhere. The U.S., despite what its detractors say, is hugely more efficient. China uses more energy than the U.S. economy, which is twice its size, and nearly 5 times as much as Japan’s, which is of similar size (source: UBS Securities). According to The World’s Water 2008-2009, it uses ten times the water per unit of industrial production than developed countries. Since the state directs the allocation of capital, and the ruling party in China is clearly interested in delaying as long as possible the social unrest that will accompany any slowing in growth, the misallocation of natural resources will likely continue until they either run out or China enters in resource wars, most likely with Russia over Eastern Siberia (an area of conflict for the past 2000 years). Any investor who expects to be able to actually repatriate, in cash, profits from a successful China-based company over the long-term is either ignorant of history (see Britain, Canton, 1839) or hoping that it will “be different this time”. We’re betting on history, if not repeating itself, at least rhyming.

So how are we investing given the recent rise in the market and all of the macro-economic noise mentioned above? We are focused, as always, on utilizing our process for picking stocks that have high returns on invested capital that are currently selling for a low multiple to free cash flow, and finding shorts that don’t earn much, if any, profits while still requiring large amounts of capital to continue operating. We keep it simple, focusing on the business model of a company, asking ourselves “does this business make sense and can it sustain these returns over time?” We spend our time understanding how a company makes its money, what the drivers of profitability are and will the company require relatively large reinvestments of capital. Once we find businesses that meet our criteria for return on invested capital AND that have business models that are sustainable, we wait patiently until they are cheap enough for us to buy them and have a high degree of confidence we will make money owning the stock at that price (we look for the opposite for shorts of course). Our portfolio is composed of these strong businesses that are not going to become obsolete overnight, or even in the next few years.

Diageo is one example of a company that meets our criteria for a strong, sustainable business model. It owns, among many others, the beverage brands Smirnoff, Johnnie Walker, Captain Morgan, Jose Cuervo, Baileys, and Tanqueray, as well as Guiness, Dom Perignon, and many wine brands. Is Diageo going to become obsolete overnight because of a new technology? Does it have to reinvest billions of dollars a year in developing next generation technology in order to remain viable? Not at all. Diageo is an example of a business we like – high margins, low obsolescence risk, strong sustainable cash flows. After that, it’s just a matter of price and near term catalysts (Christmas cocktail party anyone? Care to purchase the wine and spirits assets of Louis Vuitton Moet Hennessey?).

We appreciate the opportunity to manage your investment in the American Independence Fusion Fund. Please contact us with any questions you may have.

The views and opinions in this report were current at the time it was written and reflect those of the Portfolio Manager(s). The views and opinions are not guarantees of performance or investment results and should not be taken as investment advice. The views expressed should not be relied upon as a forecast of the Fund’s future investment intent. Security positions can and do change. The Schedules of Portfolio of Investments following the Commentaries show the size of the Fund’s positions at period-end.

American Independence Funds

Fusion Fund – Performance

This chart assumes an initial investment of $10,000 in the Institutional Class made on December 22, 2009. Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions.

Total Returns as of October 31, 2010	Since Inception(1)
Fusion Fund
Institutional Class Shares	(0.93%)
S&P 500 Index	8.01%
Consumer Price Index (2)	1.00%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. To obtain performance information current to the most recent month-end, please call 866-410-2006, or go to www.aifunds.com.

(1) For the period December 22, 2009 (commencement of operations) through October 31, 2010.
(2) For the period December 1, 2009 through October 31, 2010.

The S&P 500 Index consists of 500 companies from a wide range of industries chosen for market size, liquidity and industry grouping

The Consumer Price Index, or CPI, is a monthly measurement of inflation.

The above referenced indices do not reflect the deduction of fees and taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in their underlying securities.

American Independence Funds

Kansas Tax-Exempt Bond Fund Commentary

Robert Campbell – Portfolio Manager

During the past year, U.S. investors searched for signs of economic recovery. The economy continued to slowly improve although no single signal convinced America that we were definitely on the mend. The municipal market was influenced by the state of economy and the continual easy money policy of the Federal Reserve. Short term interest rates were kept low throughout the year with money market rates on taxable and tax-exempt instruments being under 0.25% in 2010. On the other hand, long municipal bond yields were much more attractive due to the steepness of the yield curve.

The weak economic scenario caused many investors to reassess their investment profile. Fixed income markets in general benefitted from the continued concerns about the equity markets as funds flowed from equities to bonds. The municipal market was a major benefactor of this as investors reduced their exposure to equities. Several factors drove this collective portfolio shift by American investors. Despite the rebound in share prices, memories of the 2008/2009 market crash have not faded. The investing public has used the occasion of ground regained to trim the portion allocated to stocks. Low bank deposit, CD and money fund yields have also encouraged investors to consider the benefit of bonds. With even intermediate and long-term rates at historic lows, municipals’ tax exempt status enables investors to keep more of what they earn. And, finally, the buzz in the media and the press regarding deficit reduction has Americans concerned about potential personal income tax hikes in the future. Individually and taken together, these factors account for the renewed popularity of municipal bonds.

This increased, new demand for municipal bonds caused the yields on municipal bonds to decline and prices rise. The slow economy caused municipal issuers to cut back on new projects and the ever more popular Build America bonds kept a lid on the supply of tax free municipal bonds. On a national basis, the volume of new tax-exempt municipal bonds was down about 8% from last year although the demand was up. In Kansas, the volume was down about 17% from last year with much of the new bond issues being limited to maturities of 15 years and shorter. Taxable Build America bonds represented about 25% of the Kansas issuance in 2010 with most of those bonds being in the 15 – 30 year maturity range.

In response to the increased demand for tax sheltered income, the Fund grew to in excess of $280 million. This represented a 25% growth over the past 12 months. This growth and the reduced supply of new Kansas bonds presented the Fund with a challenge in 2010. This dilemma was overcome by expanding the selection process of the Fund. The expansion of our selection process did not compromise the nature of the Fund with its focus on intermediate maturity bonds with good underlying credit qualities. Due to the nature of the Kansas market and the smaller bond issuance size in Kansas relative to national issues, the Fund began investing in some smaller blocks of bonds. Instead of $1,000,000 pieces, it started investing in $250,000 pieces. Going forward, this expanded investment selection process will continue to focus on investing Kansas money in a wider selection of Kansas projects.

2010 also marked some other notable events relevant to the American Independence Kansas Tax Exempt Bond Fund. One of these events was a superficial event, two of the bond rating agencies decided to reassess the credit worthiness of all municipal bonds relative to the credit ratings on other fixed income securities i.e. municipal bonds versus corporate bonds or foreign sovereign debt. The creditworthiness of the Fund’s portfolio did not change, but many of the securities’ underlying ratings were changed, for example from an “A” to “A+” or “Aa3” to” Aa2”.

Another notable event in the municipal market was the declining use of municipal bond insurance as a backstop and marketing tool in selling new municipal bonds. A couple years ago the Fund began focusing more on the underlying credit of its new investments and began pushing for underlying ratings on all Kansas municipalities. The expansion of underlying ratings in Kansas has gradually become more widely accepted and the use of municipal bond insurance has declined in usage. In 2010, bonds with municipal bond insurance backing represented only 7% of the national new issue market (this is down from 50% 5 years ago).

The continued weak economic conditions nationally also caused an increased focus on the underlying financial conditions of municipalities Throughout the year there

American Independence Funds

have been news stories of budget excesses and revenue shortfalls. In Kansas, we even heard of financial / budgetary problems. Fortunately, Kansas municipalities, whether at the city, county or the state level, are viewed as being more fiscally conservative than many municipal bond issuers elsewhere. Now after the recent elections we may have newly elected officials reexamine strained budgets. But in the end, Kansas governmental officials will need to make appropriate decisions on budgets whether it be cutting expenses or raising revenue by means of taxes or fees.

Over the last twelve months, the Fund had a good year. By being competitive and offering a financial instrument that meets its shareholders needs, the Fund has been able to grow. It remains conservatively structured and defensively oriented, designed to preserve capital in down markets rather than aggressively structured to produce taxable capital gains in up markets. Generally, 2010 saw bond yields decline in fits and spurts with periods of up rates and down rates. Over the past year, the American Independence Kansas Tax-Exempt Fund generated a total return of 5.82% with respect to the Institutional Class shares. Over this same time period the Barclay’s Municipal 7-Year Index, the Fund’s benchmark, returned 8.49%. The underperformance of the Fund compared to its benchmark is attributable to the Fund being positioned in premium and investment grade bonds, whereas the benchmark consists of various type bonds, including non-investment grade and discount bonds. These bond types contributed to the higher return for the benchmark. A group of similar mutual funds as measured by the Lipper Other States Intermediate Bond Fund peer group delivered an average 6.0% total return. Going forward, the Fund will strive to provide a competitive return while also remaining true to its goal of providing current income exempt from both Federal and State income taxes.

The views and opinions in this report were current at the time it was written and reflect those of the Portfolio Manager(s). The views and opinions are not guarantees of performance or investment results and should not be taken as investment advice. The views expressed should not be relied upon as a forecast of the Fund’s future investment intent. Security positions can and do change. The Schedules of Portfolio of Investments following the Commentaries show the size of the Fund’s positions at period-end.

American Independence Funds

Kansas Tax-Exempt Bond Fund – Performance

This chart assumes an initial investment of $10,000 in the Institutional Class made on October 31, 2000. Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions.

	Annualized
Total Returns as of October 31, 2010	1 Year	5 Year	10 Year
Kansas Tax-Exempt Bond Fund
Institutional Class Shares	5.82%	4.55%	4.60%
Class A Shares (1)	1.03%	3.26%	3.75%
Class C Shares (2)	3.90%	3.51%	3.57%
Barclays Capital 7-Year Municipal Bond Index	8.49%	5.91%	5.65%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. To obtain performance information current to the most recent month-end, please call 866-410-2006, or go to www.aifunds.com.

(1) Reflects maximum sales charge of 5.75%.
(2) Reflects Contingent Deferred Sales Charge (“CDSC”) of 1.00% assessed on shares redeemed within one year of purchase.

Pursuant to an agreement and plan of reorganization, the Fund acquired the assets and liabilities of the Kansas Tax-Exempt Bond Fund (the predecessor fund) on March 2, 2006. In the reorganization, the predecessor fund exchanged all of its assets for shares of the Fund. The predecessor fund offered two classes of shares similar to the Fund’s Class A shares and Institutional Class. As a result of the reorganization, the Fund will carry forward the performance history of the predecessor fund, as the predecessor fund is the accounting survivor. The performance of the Class A shares of the Fund includes the performance of the predecessor fund’s Institutional Class prior to the commencement of operations of Class A shares on August 6, 2002 and has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be lower. The performance of the Class C shares of the Fund, prior to commencement of operations on May 22, 2007, includes the performance of the Fund’s Class A shares, which has been restated to reflect differences in any applicable sales charges and expenses. On May 17, 1997, the Kansas Tax-Exempt Income Portfolio (or the SEI Portfolio) of the SEI Tax-Exempt Trust was reorganized into the predecessor fund, using substantially the same investment objectives, policies, and methodologies of the SEI Portfolio. The performance of the Fund also includes performance of the SEI Portfolio for period prior to May 17, 1997.

The Barclays Capital 7-Year Municipal Bond Index is a total return performance benchmark for the investment-grade, geographically unrestricted 7-year tax-exempt bond market, consisting of municipal bonds with maturities of 6 to 8 years.

The above referenced index does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in their underlying securities.

American Independence Funds

Active Treasury Management Bull/Bear Fund Commentary

T. Kirk Barneby and Glenn Dorsey – Portfolio Managers

In July of this year, American Independence introduced the Active Treasury Management Bull/Bear Fund, subsequently re-named the Absolute Total Return Bond Bull/Bear Fund (the “Fund”). In the brief period since its inception the Fund has outperformed its benchmark by a significant margin. Since its inception on July 8, 2010, the institutional (“I share”) share class returned 6.60% versus a 2.56% return for its benchmark, the Barclays Capital U.S. Treasury Index.

The Fund achieved this result by focusing on the management of interest rates. The Fund accomplishes this by adjusting the duration — defined as a bond’s price sensitivity to changing interest rates — of its portfolio of U.S. Treasury notes, bonds and exchange traded funds (“ETFs”). We seek to anticipate the future direction of interest rates using our proprietary Interest Rate Scorecard (the “scorecard”). The scorecard incorporates a variety of economic, market and investor sentiment related statistics which, based on our experience, have historically provided signs of future interest rate movements.

The period since the Fund’s inception provided an opportunity to demonstrate the scorecard’s predictive ability. When the Fund was launched, the yield on the 10 Year U.S. Treasury Note — the benchmark bond for the U.S. fixed income market — was 3.04%. Despite the benchmark notes historically low yield, and the expectation that interest rates would rise, our investment discipline indicated we should be neutral to slightly bullish on the direction of interest rates over the near term. By September 30, 2010, the yield on the benchmark 10 Year Note had declined to 2.53%. During this period the signs of economic recovery — particularly employment growth — suggested a recovery was underway but at an anemic pace. Our positioning of the Fund’s duration reflected this view. Consequently the Fund’s shareholders were able to benefit from rising bond prices and interest rates declined.

By the end of the 3rd Quarter, evidence of an economic recovery became more widespread; with it was a shift in investor sentiment which once again began to focus on the possibility of acceleration in the inflation rate. Our scorecard picked up on this shift. We responded by positioning the Fund with a negative duration — so the Fund’s net asset value (“NAV”) would increase with increasing interest rates. The Fund benefited from this change as the yield on the 10 Year benchmark note rose from 2.53% to 2.66% by the end of October.

The fluctuation in interest rates since the Fund’s inception reflects investors’ uncertainty regarding the strength of the recovery and the future direction of interest rates. With the pace of the recovery anemic, there is not much demand (in the form of private sector borrowing) currently to compete with the Federal government’s needs to finance the deficit. The markets though are forward looking and seek to anticipate the future volume — both public and private — of debt coming to the market or needing to be refinanced. If history is any guide, economic recovery should translate ultimately into increased demand for credit by businesses and consumers. Unless the Federal government succeeds in cutting its deficit, the credit markets will be called upon to raise more funds to accommodate the increased demand for credit. In most environments a higher demand for credit needs to coax a larger supply of credit in the form of a higher interest rate.

An added complication is the quantity of liquidity (or, credit) already in the financial system provided by the Federal Reserve which sits idle in the form of excess of bank reserves. Banks have been reluctant to lend because of concerns over the strength of the recovery. As more signs appear that a recovery is underway, banks should shed their reluctance to lend, especially to smaller businesses. The market’s fear is the Federal Reserve will not be able to extract this excess of reserves before the expansion’s pace quickens and with it the rate of inflation.

Uncertainty persists. Based on our experience, we believe the effect of these uncertainties can be mitigated by the active management of bond portfolio’s sensitivity to changing interest rates. We believe the Fund offers investors diversification while contributing to wealth accumulation over time. Furthermore, we believe the active management of interest rates through duration can dampen the corrosive effects of inflation on a portfolio’s purchasing power should the pace of price rises accelerates. In the brief period since the Fund’s inception, we have shown the benefits of a nimble approach.

The views and opinions in this report were current at the time it was written and reflect those of the Portfolio Manager(s). The views and opinions are not guarantees of performance or investment results and should not be taken as investment advice. The views expressed should not be relied upon as a forecast of the Fund’s future investment intent. Security positions can and do change. The Schedules of Portfolio of Investments following the Commentaries show the size of the Fund’s positions at period-end.

American Independence Funds

Active Treasury Management Bull/Bear Fund – Performance

This chart assumes an initial investment of $10,000 in the Institutional Class made on July 8, 2010. Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions.

Total Returns as of October 31, 2010	Since Inception(2)
ATM Bull/Bear Fund
Institutional Class Shares	6.60%
Class A Shares(1)	2.25%
Barclays Capital U.S. Treasury Index	2.56%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. To obtain performance information current to the most recent month-end, please call 866-410-2006, or go to www.aifunds.com.

(1) Reflects maximum sales charge of 4.25%.
(2) For the period July 8, 2010 (commencement of operations) through October 31, 2010.

Barclays Capital U.S. Treasury Index is an unmanaged index reflecting the performance of all public obligations and does not focus on one particular segment of the Treasury market.

The above referenced index does not reflect the deduction of fees and taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in their underlying securities.

American Independence Funds

Intermediate Bond Fund Commentary

David J. Marmon – Portfolio Manager

Performance

Over the last 12 months through October 31, 2010, the Intermediate Bond Fund (the “Fund”) returned 8.65% while the benchmark, the Barclays Capital U.S. Aggregate Index (the “Index”), returned 8.01% for a net outperformance of 0.64%.

Overweight allocations to investment grade corporate bonds (financials) and mortgage-backed securities contributed to returns and were held over the 12-month period. Our overweight to AAA Commercial Mortgage-Backed Securities that was carried over from 2009 was also positive incrementally. Interest rates were volatile, and yield curve strategies underperformed, while U.S. duration positions were additive. The Fund’s portfolio duration was in line with the Index at the end of 2009 and switched to an overweight at the start of 2010 ahead of the flight-to-quality rally, spurred by European economic strains in the second quarter of 2010.

Outlook and Strategy

The expansion of quantitative easing (“QE”) is expected to have significant effects on government bond markets, lowering nominal and real yields, reducing macroeconomic uncertainty and financial market volatility and driving investors towards higher-yield risky assets. We believe that the very long end of the U.S. curve is now significantly underpriced. When the message is understood by the markets, long-dated term premia will compress to more normal levels. This creates an attractive opportunity for overweighting underpriced 20- and 30-year securities versus the 10-year sector of the U.S. yield curve.

QE raises the attractiveness of higher yielding assets through its impact on risk-free rates and volatility. Corporate bonds are well placed to benefit from this increased demand, given corporate balance sheets are in surprisingly good shape considering the severity of the recent recession. Improving credit quality is reflected in rating agency upgrades, which now outpace downgrades. Within the investment grade space, we will continue to favor financials.

Mortgage rates remain near historical lows, and heavy origination toward the end of the third quarter placed additional pressure on spreads. The Federal Reserve is reinvesting paydowns in U.S. Treasuries and not in mortgage-backed securities (“MBS”), creating additional MBS supply. We view this as a persistent negative supply/demand technical factor for the mortgage market, but we still see value in securities structured from newer originations, low loan balances and certain geographies.

Underlying CMBS collateral performance showed rising delinquencies but at a slower rate of increase. Investor interest remains high against a backdrop of limited supply and relatively stable fundamentals, and we remain constructive on the sector as future loss projections continue to decline and investor demand for high quality assets with yield remains very strong. Below is a summary of the Fund’s current portfolio characteristics.

Duration	Average Quality	Number of Holdings	Average Maturity
4.9 Years	AA	151	4.4 Years

The views and opinions in this report were current at the time it was written and reflect those of the Portfolio Manager(s). The views and opinions are not guarantees of performance or investment results and should not be taken as investment advice. The views expressed should not be relied upon as a forecast of the Fund’s future investment intent. Security positions can and do change. The Schedules of Portfolio of Investments following the Commentaries show the size of the Fund’s positions at period-end.

American Independence Funds

Intermediate Bond Fund – Performance

This chart assumes an initial investment of $10,000 in the Institutional Class made on October 31, 2000. Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions.

	Annualized
Total Returns as of October 31, 2010	1 Year	5 Year	10 Year
Intermediate Bond Fund
Institutional Class Shares	8.65%	6.98%	6.35%
Class A Shares(1)	3.81%	5.92%	5.76%
Barclays Capital U.S. Aggregate Index	8.01%	6.45%	6.38%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. To obtain performance information current to the most recent month-end, please call 866-410-2006, or go to www.aifunds.com.

(1) Reflects maximum sales charge of 4.25%.

Pursuant to an agreement and plan of reorganization, the Fund acquired the assets and liabilities of the Intermediate Bond Fund (the predecessor fund) on March 2, 2006. In the reorganization, the predecessor fund exchanged all of its assets for shares of the Fund. The predecessor fund offered a class of shares similar to the Fund’s Institutional Class known as Service shares. As a result of the reorganization, the Fund will carry forward the performance history of the predecessor fund, as the predecessor fund is the accounting survivor. The performance of the Class A shares of the Fund prior to commencement of operations on May 3, 2006 includes the performance of the Fund’s Institutional Class from March 2, 2006 through May 2, 2006 and the performance of the predecessor fund’s Service shares prior to the reorganization. Such performance has been restated to reflect differences in any applicable sales charges, but not for differences in expenses.

The Barclays Capital U.S. Aggregate Index is representative of U.S. bonds, which includes reinvestment of any earnings, is widely used to measure the overall performance of the U.S. bond market.

The above referenced index does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in their underlying securities.

American Independence Funds

Short-Term Bond Fund Commentary

Kenneth O’Donnell – Portfolio Manager

Performance

The Short-Term Bond Fund (the “Fund”) returned 4.83% over the last 12 months (through October 31, 2010) while the benchmark, the BofA Merrill Lynch 1-3 Year U.S. Treasury Index (the “Index”), returned 2.54%. The Fund out-performed its benchmark by 229 basis points (or 2.29%).

Fund performance continues to be aided by an increase in market prices of non-government securities held in the portfolio. The Fund holds a modest allocation to credit securities in diversified sectors of the market, though we have incrementally reduced exposure to distressed mortgage credit. The Fund’s portfolio duration was underweight versus the Index for most of the 12-month period which detracted modestly from incremental returns. Duration positioning was switched to a small overweight in the summer.

Outlook and Strategy

The expansion of quantitative easing (“QE”) is expected to have significant effects on government bond markets, lowering nominal and real yields, reducing macroeconomic uncertainty and financial market volatility and driving investors towards higher-yield risky assets. Short term interest rates are likely to remain low for the near-term with the Federal Funds rate anchored at near zero levels. Uncertainty in the path of short-term interest rates will increase the slope of the yield curve as the economic recovery gradually takes hold. The credit markets continue to provide value despite the persistent decline in yield spreads. We intend to continue managing the portfolio with a focus on long-term performance relative to the U.S. Treasury benchmark while taking advantage of discrete opportunities in the credit and interest rate markets. Below is a summary of the current characteristics of the Fund’s portfolio.

Duration	Average Quality	Number of Holdings	Average Maturity
1.6 Years	AAA	69	2.1 Years

The views and opinions in this report were current at the time it was written and reflect those of the Portfolio Manager(s). The views and opinions are not guarantees of performance or investment results and should not be taken as investment advice. The views expressed should not be relied upon as a forecast of the Fund’s future investment intent. Security positions can and do change. The Schedules of Portfolio of Investments following the Commentaries show the size of the Fund’s positions at period-end.

American Independence Funds

Short-Term Bond Fund – Performance

This chart assumes an initial investment of $10,000 in the Institutional Class made on October 31, 2000. Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions.

	Annualized
Total Returns as of October 31, 2010	1 Year	5 Year	10 Year
Short-Term Bond Fund
Institutional Class Shares	4.83%	3.75%	3.60%
Class A Shares(1)	2.21%	3.03%	3.18%
Merrill Lynch 1-3 Year U.S. Treasury Index	2.54%	4.40%	4.18%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. To obtain performance information current to the most recent month-end, please call 866-410-2006, or go to www.aifunds.com.

(1) Reflects maximum sales charge of 2.25%.

Pursuant to an agreement and plan of reorganization, the Fund acquired the assets and liabilities of the UltraShort Bond Fund (the predecessor fund) on March 2, 2006. In the reorganization, the predecessor fund exchanged all of its assets for shares of the Fund. The predecessor fund offered a class of shares similar to the Fund’s Institutional Class known as Service shares. As a result of the reorganization, the Fund will carry forward the performance history of the predecessor fund, as the predecessor fund is the accounting survivor. The performance of the Class A Shares of the Fund prior to the commencement of operations on May 3, 2006, includes the performance of the Fund’s Institutional Class from March 2, 2006 through May 2, 2006 and the performance of the predecessor fund’s Service shares prior to the reorganization. Such performance has been restated to reflect differences in any applicable sales charges, but not for differences in expenses. The performance of the Class C shares of the Fund, prior to commencement of operations on April 8, 2008, includes the performance of the Fund’s Class A shares from May 3, 2006 through April 7, 2008 and the performance of the predecessor fund’s Service Class shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges and expenses.

The Merrill Lynch 1-3 Year U.S. Treasury Index is an unmanaged index that tracks the performance of U.S. Treasury Notes with maturities ranging from approximately one to three years.

The above referenced index does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in their underlying securities.

American Independence Funds

U.S. Inflation-Indexed Fund Commentary

Cedric Scholtes – Portfolio Manager

Performance

Over the 12 months ending October 31, 2010, the U.S. Inflation-Indexed Fund (the “Fund”) returned 10.40%, while the Barclays Capital U.S. Treasury Inflation Notes Index (the “Index”) returned 10.42% for a slight underperformance of 0.02%.

In general, we have considered the price of long dated inflation risk to be undervalued and so have periodically weighted portfolio holdings toward the 20 year sector of the yield curve to reflect this view. A second view has been the relatively high level of long term real yields vs. shorter term yields, reflected in appropriate yield curve positions. A third has been the periodic risk aversion which has provided opportunities to vary the emphasis on less liquid off-the-run issues. As an example, we positioned the portfolio defensively during the flight to quality in the second quarter, following concerns over European sovereign-credit-risk contagion. Subsequently, we initiated a short real yield position as TIPS appeared overbought and also turned to an overweight position in on-the-run TIPS and TIPS with higher deflation floors. There have also been opportunities to vary the overall duration of the portfolio versus the benchmark as inflation fears and other economic news impacted yield levels.

Duration, yield curve and security selection positions in the Fund’s portfolio contributed to excess returns over the last 12 months, whereas break-even inflation trading detracted in the volatile yield environment.

Outlook and Strategy

The expansion of quantitative easing (“QE”) is expected to have significant effects on government bond markets, lowering nominal and real yields, reducing macroeconomic uncertainty and financial market volatility and driving investors towards higher-yield risky assets. Going forward, we remain comfortable with our real yield flattening exposure as we believe that the steepness is unwarranted. We also maintain our outright long BEI (Break-Even Inflation) and BEI steepening exposures, on the view that BEI should widen as the Fed reflates the economy through another round of QE. We view the decline in real yields as consistent with the aims of QE, and are not taking an active position in duration terms. Below is a summary of the Fund’s current portfolio characteristics.

Duration	Average Quality	Number of Holdings	Average Maturity
8.8 Years	AAA	16	10.0 Years

The views and opinions in this report were current at the time it was written and reflect those of the Portfolio Manager(s). The views and opinions are not guarantees of performance or investment results and should not be taken as investment advice. The views expressed should not be relied upon as a forecast of the Fund’s future investment intent. Security positions can and do change. The Schedules of Portfolio of Investments following the Commentaries show the size of the Fund’s positions at period-end.

American Independence Funds

U.S. Inflation-Indexed Fund – Performance

This chart assumes an initial investment of $10,000 in the Institutional Class made on October 31, 2000. Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions.

	Annualized
Total Returns as of October 31, 2010	1 Year	5 Year	Since Inception(2)
U.S. Inflation-Indexed Fund
Institutional Class Shares	10.40%	6.72%	7.64%
Class A Shares(1)	5.39%	5.58%	6.92%
Barclays Capital U.S. TIPS Index	7.08%	5.66%	7.04%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. To obtain performance information current to the most recent month-end, please call 866-410-2006, or go to www.aifunds.com.

(1) Reflects maximum sales charge of 5.75%.
(2) For the period January 2, 2001 (commencement of operations) through October 31, 2010.

Pursuant to an agreement and plan of reorganization, the Fund acquired the assets and liabilities of the FFTW U.S. Inflation-Indexed Portfolio (the predecessor fund) on May 9, 2008. In the reorganization, the predecessor fund exchanged all of its assets for shares of the Fund. The predecessor fund offered a class of shares similar to the Fund’s Institutional Class shares known as Advisor Class. As a result of the reorganization, the Fund will carry forward the performance history of the predecessor fund, as the predecessor fund is the accounting survivor. The performance of the Institutional Class shares of the Fund includes the performance of the predecessor fund’s Advisor Class shares prior to the reorganization, but has not been restated to reflect differences in expenses. If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be higher. The performance of the Class A shares of the Fund includes the performance of the Institutional Class shares from May 10, 2008 through May 16, 2008 and the performance of the FFTW U.S. Inflation-Indexed Portfolio’s Advisor Class share prior to the reorganization, which has been restated to reflect differences in any applicable sales charges and expenses.

The Barclays Capital U.S. TIPS Index is an unmanaged index that tracks the performance of U.S. Treasuries the cash flows for which are linked to an inflation index.

The above referenced index does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in their underlying securities.

American Independence Funds

International Equity Fund Commentary

David Whittall – Portfolio Manager

Performance

The American Independence International Equity Fund Institutional Class (the “Fund”) finished the fiscal year ending October 31, 2010, behind its benchmark. For the twelve months, the Fund rose 4.7% versus an 8.4% increase in the MSCI EAFE Index (with net dividends) (the “Index”). October was a strong month for the Fund, which returned 6.0% vs. 3.6% for the Index. The chief contributors to that performance were several new names which were recently added to the portfolio, including Prosieben, a commercial television station in Germany, Valeo an industrial group focused on production of components and integrated systems for the automotive industry, and German airliner, Lufthansa.

The fund is currently fully invested (97.5%) with a beta of 0.96 to the MSCI EAFE Index. The predicted annual standard deviation of returns versus cash (our preferred metric for managing total portfolio risk) is 22.6%; below the predicted market annual standard deviation of 23.1%.

Market overview

2010 was characterized by significant volatility in international stock markets. The MSCI EAFE Index increased by 0.9% in Q1, declined 14.0% in Q2, increased 16.5% in Q3 and has continued increasing in Q4. European stock markets have made decisive recoveries from their early 2010 lows but still show major divergences between the northern and southern regions. At this writing, November 19, 2010, Stockholm’s OMX Index has increased 21.6% in US$ terms while Spain’s IBEX 35 has declined 17.9% (source: Bloomberg). Many Asian markets are close to testing recent highs and have in fact recouped 75%—100% of their 2008 losses. The exceptions for most of the year have been the Japanese and Chinese markets that have been relative laggards. In recent weeks, however, Japanese equities have begun to stage a recovery.

During the first quarter of calendar year 2010, the team made a number of significant research trips. These included a two week visit to Europe by our banks analyst to meet with financial companies, a weeklong visit in Europe with electric utility companies by our utilities analyst and a two week trip to Asia by our technology analyst to visit with technology hardware, consumer electronics and internet companies. These visits have brought many new names into the portfolio. During the second quarter, our technology analyst was again in Asia as was our banks analyst.

During the third quarter the team visited companies and institutions in Australia, Taiwan, Korea, Japan, the UK and Norway. Important observations include the fact that technology orders in Asia are slowing for computers, handheld devices and consumer goods. Only Apple seemed immune to these trends. The slowing orders signal a poor 4th quarter for many U.S. and European technology and consumer companies. We also visited defense companies and see a significant risk of slowdown or even retrenchment in defence spending by the U.S., the UK and other developed economies. Developing countries including India and the Middle East are increasing defense spending substantially. Finally, utilities and alternative energy companies in developed markets are suffering from fiscal stress and tightening budgets. Another theme that we have been watching carefully is the dollar weakness and the resulting impact on commodities, exporters and precious metals. As we write, gold remains near its all-time high.

Europe: The attraction of gold is certainly due in part to the continued uncertainty in many equity markets. Persistent questions about the need for bailouts in Greece, Ireland and Portugal have kept these markets in turmoil. After a brief but powerful equity rally in July and August, the Greek stock market is back down near its early June levels. The Irish equity market has been bumping along year lows since August and the uncertainty of an EU bailout of Ireland has led to depositor flight from Irish banks. Spain by contrast has kept most of the gains that its equity market has made since June and trades near first quarter levels. As for the economy, one of our analysts travelling there now commented: “if there is a recession in Spain you cannot see it in Barcelona.” Portugal’s stock market is back at pre-April crash levels yet the country seems very vulnerable to a banking or credit problem. Closer to the core, French equities have been held back by labor actions, public protests and a general sense of chaos; consequently the CAC 40 Index is below its beginning of the year level. German equity prices by contrast have increased by double digits.

The currency markets signalled a confidence in European economic recovery after the June nadir. After falling to a four year low in June, when Greek debt concerns were ubiquitous, the Euro reversed course and returned in October toward first quarter levels. Renewed concerns about Ireland, Portugal

American Independence Funds

and Greece, may however, put renewed pressures on the European currency. Managing this currency volatility has been a challenge for equity investors. We expect continued Euro currency recovery [or conversely dollar weakness] and continued out-performance by the Scandinavian and northern markets. The still troubled southern economies of Greece and Portugal may give investors more trouble in the months and quarters ahead.

Japan: After peaking in April, Japan’s stock market remained in a downward trajectory all the way through October. The market was plagued by political turbulence and a steadily strengthening yen. In the political arena, the pace of change was superseded only by the theatre and spectacle of the major actors. After resigning his position as leader of the Democratic Party of Japan (DPJ) in 2004 amidst a personal financial scandal, Naoto Kan embarked on the Shikoku Pilgrimage to visit 88 temples on Japan’s Shikoku Island. This 1,200 kilometre pilgrimage probably seems like a walk in the park to Kan compared to his 2010 return to the political stage. In January, he was selected as the new Finance Minister as the DPJ came to power and ended 54 years of Liberal Democratic Party (LDP) rule. By June, Kan had become Prime Minister and only three months later faced a leadership challenge from nemesis Ichiro Ozawa. Although Kan defeated Ozawa in the September vote, the challenge revealed deep popular dissatisfaction with the scale of the Japanese economy’s problems and the government’s ineffectual measures to reignite economic growth. Within hours of his victory, the Bank of Japan intervened in the currency markets for the first time in six years and knocked the yen back from a 15 year high against the U.S. dollar. The currency’s rise in 2010 dampened demand for Japanese products in the U.S. and China and contributed to the stock market’s weak performance between April and October. Although the yen has retreated from its highs in November, we believe there is little reason, in the medium term, to expect a weaker yen – the current account is in surplus the capital account enjoys inflows and interest rates are at parity with those in the U.S.

Asia: As mentioned above, many Asian markets have recouped 75-100% of their 2008 market losses; the notable exceptions being Japan and China. Thailand’s, India’s, Korea’s, Indonesia’s, Singapore’s and Malaysia’s stock markets are all surging and posted year-to-date highs in September. The stock markets in China, Japan and Australia meanwhile languished in September below the levels where they started in January. What accounts for the differences? One answer is that Thailand, Malaysia and Indonesia responded to the debt and currency crises of 1996 by shoring up their financial systems. By many measures, debt to GDP, banking sector equity to assets and corporate sector ROEs, these economies stand out in 2010 as being comparatively strong. By contrast, China and Australia have higher debt/GDP levels, accelerating consumer debt levels, lower banking sector equity, excessive banking sector loan growth and weaker corporate returns. While Australia has benefited from strong inflows of Chinese capital, it now suffers from an uncomfortable dependence on the same. We expect both Chinese and Australian banks to face increasing non-performing loans. The U.S. continues to push China to devalue the yuan (a move which could further impact China’s exporters). The Australian Dollar, in contrast, has benefitted in 2010 from larger capital inflows, particularly to finance direct investment in energy and mineral exploration and extraction in response to higher commodity prices. Should commodity prices decline, then the Australian Dollar may become more vulnerable to a correction.

Positioning & Outlook

The American Independence International Equity Fund remains fully invested with 56 positions. By region the Fund is about 5.5% underweight in Europe versus the MSCI EAFE Index. We have overweight positions in Norway and Germany but remain underweight in many other European markets, especially the UK. We have an overweight position in resource rich South Africa. By sector, we have underweight positions in utilities, consumer durables and consumer non-durables and are overweight in transport, media and communication stocks relative to their respective MSCI EAFE weights. We continue to focus on bottom up stock-picking and the identification and selection of strong companies with attractive relative valuations and earnings momentum. Cheap stocks with no earnings momentum are abundant and present value traps. In the current market environment, with low bond yields, stock market and currency volatility and volatile sentiment, visible, dependable earnings growth is a premium commodity. Finding these growth stocks at the right price remains our focus.

The views and opinions in this report were current at the time it was written and reflect those of the Portfolio Manager(s). The views and opinions are not guarantees of performance or investment results and should not be taken as investment advice. The views expressed should not be relied upon as a forecast of the Fund’s future investment intent. Security positions can and do change. The Schedules of Portfolio of Investments following the Commentaries show the size of the Fund’s positions at period-end.

American Independence Funds

International Equity Fund – Performance

This chart assumes an initial investment of $10,000 in the Institutional Class made on October 31, 2000. Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions.

	Annualized
Total Returns as of October 31, 2010	1 Year	5 Year	10 Year
International Equity Fund
Institutional Class Shares	4.67%	3.60%	4.98%
Class A Shares (1)	(1.94%)	1.87%	3.84%
MSCI EAFE Index	8.36%	3.31%	3.17%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. To obtain performance information current to the most recent month-end, please call 866-410-2006, or go to www.aifunds.com.

(1) Reflects maximum sales charge of 5.75%.

Pursuant to an agreement and plan of reorganization, the Fund acquired the assets and liabilities of the International Multi-Manager Stock Fund (the predecessor fund) on March 2, 2006. In the reorganization, the predecessor fund exchanged all of its assets for shares of the Fund. The predecessor fund offered a class of shares similar to the Fund’s Institutional Class shares known as Service Class shares. As a result of the reorganization, the Fund will carry forward the performance history of the predecessor fund, as the predecessor fund is the accounting survivor. The performance of the Institutional Class shares of the Fund includes the performance of the predecessor fund’s Service Class shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be higher. The performance of the Class A shares of the Fund, prior to commencement of operations on March 20, 2006, includes the performance of the predecessor fund’s Service Class shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges and expenses. The performance of the Class C shares of the fund, prior to commencement of operations on September 24, 2007, includes the performance of the Fund’s Class A shares from March 20, 2006 through September 23, 2007 and the performance of the predecessor fund’s Service Class shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges and expenses.

The Morgan Stanley Capital International Europe, Australasia and Far East (“MSCI EAFE”) Index is an unmanaged, arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchange of countries in Europe, Australia and the Far East.

The above referenced index does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in their underlying securities.

American Independence Funds	Schedule of Portfolio Investments
Stock Fund	October 31, 2010

Security Description	Shares	Value ($)
Common Stocks — 94.7%

Consumer Discretionary — 22.3%
Home Depot, Inc.	100,000	3,088,000
NIKE, Inc., Class B	35,000	2,850,400
Omnicom Group, Inc.	121,000	5,319,160
Starbucks Corp.	100,000	2,848,000
Target Corp.	53,000	2,752,820
Viacom, Inc., Class B	110,000	4,244,900
Walt Disney Co. (The)	133,600	4,824,296
		25,927,576

Consumer Staples — 13.4%
Diageo PLC - ADR (c)	60,200	4,454,800
Dr. Pepper Snapple Group, Inc.	101,000	3,691,550
Imperial Tobacco Group PLC - ADR (c)	43,100	2,758,400
Mead Johnson Nutrition Co.	80,000	4,705,600
		15,610,350

Energy — 6.7%
Chevron Corp.	35,000	2,891,350
Occidental Petroleum Corp.	62,300	4,898,649
		7,789,999

Financials — 15.4%
Canadian Imperial Bank of Commerce (c)	40,000	3,065,200
E*Trade Financial Corp. (a)	65,000	929,500
Goldman Sachs Group, Inc. (The)	28,500	4,587,075
Loews Corp.	57,700	2,277,996
MetLife, Inc.	65,000	2,621,450
Morgan Stanley	50,000	1,243,500
Toronto-Dominion Bank (The) (c)	45,000	3,249,000
		17,973,721

Health Care — 6.7%
Cardinal Health, Inc.	55,000	1,907,950
Laboratory Corp. of America Holdings (a)	50,000	4,066,000
McKesson Corp.	28,000	1,847,440
		7,821,390

Industrials — 7.6%
General Dynamics Corp.	65,000	4,427,800
General Electric Co.	205,000	3,284,100
L-3 Communications Holdings, Inc.	15,000	1,082,850
		8,794,750

Information Technology — 18.7%
eBay, Inc. (a)	145,000	4,322,450
Microsoft Corp.	170,500	4,542,120
Oracle Corp.	162,000	4,762,800
Visa, Inc., Class A	45,000	3,517,650
Xerox Corp.	400,000	4,680,000
		21,825,020

Materials — 2.3%
Teck Resources Ltd., Class B	60,000	2,684,400

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Stock Fund	October 31, 2010

Security Description	Shares	Value ($)
Common Stocks — 94.7% (continued)

Utilities — 1.6%
Entergy Corp.	25,000	1,863,250
Total Common Stocks (Cost $85,313,579)		110,290,456

Short-Term Investment — 11.1%

Money Market Fund — 11.1%
Federated Government Obligations Fund	12,887,864	12,887,864
Total Short-Term Investment (Cost $12,887,864)		12,887,864

Total Investments (Cost $98,201,443(b)) — 105.8%		$123,178,320

Liabilities in excess of other assets — (5.8)%		(6,786,417)

NET ASSETS — 100.0%		$116,391,903

(a)	Non-income producing security.
(b)	See Notes to Financial Statements for tax unrealized appreciation (depreciation) of securities.
(c)	Foreign security incorporated outside United States.

Summary of Abbreviations
ADR — American Depositary Receipt
ETF — Exchange-Traded Fund

Number of Contracts	Equity Option	Cost	Value
Equity Option — 0.4%

Put Option Purchased - 0.4%
1,000	SPDR S&P 500 ETF Trust, 11/20/10, Exercise Price $122.00	$425,000	$422,000

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Investments at Value	Level 1	Level 2	Level 3	Total
Common Stocks	$110,290,456	$—	$—	$110,290,456
Short-Term Investments	12,887,864	—	—	12,887,864
Total Investments	$123,600,320	$—	$—	$123,178,320

Other Financial Instruments*	Level 1	Level 2	Level 3	Total
Equity Option	$422,000	$—	$—	$422,000

*	Other financial instruments are derivative instruments not reflected in total investments.

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Fusion Fund	October 31, 2010

Security Description	Shares	Value ($)
Common Stocks — 50.2%

Consumer Discretionary — 15.9%
Discovery Communications, Inc., Class A (a)	5,100	227,511
Liberty Media Corp. - Interactive, Class A (a)	17,549	259,023
McGraw-Hill Cos., Inc. (The)	7,785	293,105
Omnicom Group, Inc.	5,320	233,867
Ross Stores, Inc.	3,500	206,465
TJX Cos., Inc.	5,540	254,231
		1,474,202

Energy — 2.8%
Seadrill Ltd (c) .	8,500	258,655

Financials — 5.0%
Goldman Sachs Group, Inc. (The)	1,465	235,792
Reinsurance Group of America, Inc.	4,644	232,525
		468,317

Health Care — 9.6%
Aetna, Inc.	7,139	213,171
CIGNA Corp.	6,779	238,553
Coventry Health Care, Inc. (a)	9,954	233,123
WellPoint, Inc. (a)	3,895	211,654
		896,501

Industrials — 6.8%
General Dynamics Corp.	3,485	237,398
L-3 Communications Holdings, Inc.	3,015	217,653
Oshkosh Corp. (a)	5,967	176,086
		631,137

Information Technology — 10.1%
Microsoft Corp.	9,000	239,760
SanDisk Corp. (a)	6,350	238,633
Visa, Inc., Class A	3,000	234,510
Western Digital Corp. (a)	7,089	226,990
		939,893
Total Common Stocks (Cost $4,203,252)		4,668,705

Short-Term Investment — 52.4%

Money Market Fund — 52.4%
Dreyfus Government Prime Cash	4,880,285	4,880,285
Total Short-Term Investment (Cost $4,880,285)		4,880,285

Total Investment (Cost $9,083,537(b)) — 102.6%		$9,548,990

Segregated Cash With Brokers — 38.1%		3,546,344

Total Securities Sold Short (Proceeds $3,404,455) — (40.1)%		(3,732,550)

Liabilities in excess of other assets — (0.6)%		(55,736)

NET ASSETS — 100.0%		$9,307,048

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Fusion Fund	October 31, 2010

Security Description	Shares	Value ($)
SCHEDULE OF SECURITIES SOLD SHORT: Common Stocks — (40.1)%

Consumer Discretionary — (2.0)%
Pulte Group, Inc. (a)	(23,325)	(183,101)

Energy — (9.6)%
El Paso Corp.	(15,731)	(208,593)
Enerplus Resources Fund	(8,600)	(235,812)
Forest Oil Corp. (a)	(6,784)	(208,472)
Plains Exploration & Production Co. (a)	(8,658)	(241,299)
		(894,176)

Financials — (2.3)%
Bank of America Corp.	(18,750)	(214,500)

Health Care — (5.1)%
Boston Scientific Corp. (a)	(37,500)	(239,250)
Vertex Pharmaceuticals, Inc. (a)	(6,126)	(234,809)
		(474,059)

Industrials — (2.5)%
Delta Air Lines, Inc. (a)	(16,610)	(230,713)

Materials — (9.4)%
Alcoa, Inc.	(17,300)	(227,149)
Ivanhoe Mines Ltd. (a) (c)	(11,112)	(267,466)
United States Steel Corp.	(4,309)	(184,382)
Weyerhaeuser Co.	(12,030)	(195,119)
		(874,116)

Telecommunication Services — (4.5)%
Qwest Communications International, Inc.	(37,356)	(246,550)
Sprint Nextel Corp. (a)	(43,045)	(177,345)
		(423,895)

Utilities — (4.7)%
CMS Energy Corp.	(12,468)	(229,162)
NiSource, Inc.	(12,064)	(208,828)
		(437,990)
Total Common Stocks (Proceeds $(3,404,455))		(3,732,550)
Total Securities Sold Short (Proceeds $(3,404,455)) — (40.1)%		$(3,732,550)

(a)	Non-income producing security.
(b)	See Notes to Financial Statements for tax unrealized appreciation (depreciation) of securities.
(c)	Foreign security incorporated outside United States.

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Investments at Value	Level 1	Level 2	Level 3	Total
Common Stocks (Long Positions)	$4,668,705	$—	$—	$4,668,705
Short-Term Investments	4,880,285	—	—	4,880,285
Common Stocks (Short Positions)	(3,732,550)	—	—	(3,732,550)
Total Investments	$5,816,440	$—	$—	$5,816,440

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Kansas Tax-Exempt Bond Fund	October 31, 2010

Security Description	Principal ($)	Value ($)
Municipal Bonds — 96.9%

Andover Public Building Commission, Facilities, Revenue Bonds, 4.50%, 9/01/30 (c)	500,000	500,575
Blue Valley Recreation Commission, Certificate of Participation, FSA., 3.85%, 10/01/14	500,000	544,665
Butler County Unified School District No. 385 Andover, School District, GO UT, AGM, 5.60%, 9/01/12	1,775,000	1,925,200
Butler County Unified School District No. 385 Andover, School District, GO UT, NATL-RE, 5.00%, 9/01/18 (c)	2,000,000	2,195,420
Butler County Unified School District No. 394 Rose Hill, School District, GO UT, AGM, 3.50%, 9/01/24 (c)	875,000	885,307
Butler County Unified School District No. 490 El Dorado, School District, GO UT, AGM,
5.00%, 9/01/23 (c)	500,000	542,270
4.05%, 9/01/27 (c)	630,000	641,649
Butler County Unified School District No. 490 El Dorado, School District, GO UT, FSA,
5.00%, 9/01/24 (c)	690,000	815,111
5.00%, 9/01/24 (c)	395,000	426,189
Chisholm Creek Utility Authority, Water, Revenue Bonds, NATL-RE,
5.25%, 9/01/14 (c)	710,000	771,280
5.25%, 9/01/15 (c)	400,000	434,524
City of Abilene, General Obligation, GO UT,
4.30%, 9/01/27 (c)	250,000	257,263
4.60%, 9/01/30 (c)	810,000	835,167
City of Bel Aire, General Obligation, GO UT, 4.50%, 6/01/12 (c)	1,000,000	1,001,710
City of Burlington, Development, Revenue Bonds, SYNCORA, 5.25%, 12/01/23 † (c)	1,000,000	1,075,130
City of Burlington, Utilities, Revenue Bonds, NATL-RE, 5.30%, 6/01/31 (c)	330,000	337,745
City of Coffeyville, General Obligation, GO UT, 3.25%, 11/01/11 (c)	500,000	500,835
City of Dodge City, Facilities, Revenue Bonds, FSA., 5.25%, 6/01/31 (c)	500,000	543,850
City of Dodge City, General Obligation, GO UT, FSA., 4.25%, 9/01/29 (c)	835,000	868,008
City of Fairway, General Obligation, GO UT,
3.75%, 9/01/25 (c)	250,000	256,510
4.00%, 9/01/28 (c)	470,000	481,844
4.00%, 9/01/29 (c)	390,000	397,457
City of Gardner, General Obligation, GO UT,
3.00%, 10/01/22 (c)	130,000	129,869
3.00%, 10/01/23 (c)	145,000	143,008
3.00%, 10/01/24 (c)	150,000	146,321
City of Halstead, General Obligation, GO UT, 4.25%, 10/01/30 (c)	300,000	300,702
City of Hiawatha, General Obligation, GO UT, 4.60%, 10/01/26 (c)	300,000	307,977
City of Horton, Power, Revenue Bonds, 4.15%, 10/01/21 (c)	540,000	560,369
City of Junction City, General Obligation, GO UT, AGM, 4.50%, 9/01/31 (c)	1,000,000	1,016,640
City of La Cygne, Power, Revenue Bonds, SYNCORA, 4.05%, 3/01/15	382,000	409,706
City of Lansing, General Obligation, GO UT, FSA, 4.45%, 9/01/22 (c)	395,000	428,840
City of Lawrence, General Obligation, GO UT,
2.75%, 9/01/21 (c)	250,000	246,303
2.75%, 9/01/21 (c)	455,000	444,954
City of Lawrence, Medical, Revenue Bonds,
5.38%, 7/01/16 (c)	1,000,000	1,052,400
5.25%, 7/01/21 (c)	610,000	641,622
City of Lawrence, Water, Revenue Bonds, 4.30%, 11/01/22 (c)	235,000	250,714
City of Leawood, General Obligation, GO UT, 4.20%, 9/01/23 (c)	565,000	604,397
City of Lenexa, General Obligation, GO UT, 4.00%, 9/01/25 (c)	480,000	493,363
City of Lenexa, Nursing Homes, Revenue Bonds, 6.88%, 5/15/32 (c)	1,500,000	1,663,470
City of Lindsborg, General Obligation, GO UT, 4.60%, 10/01/29 (c)	600,000	610,734
City of Maize, Water, Revenue Bonds, 5.25%, 8/01/26 (c)	1,000,000	1,057,740
City of Manhattan, General Obligation, GO UT,
4.50%, 11/01/17	400,000	461,864
3.25%, 11/01/20 (c)	350,000	362,163
City of Newton, General Obligation, GO UT, NATL-RE, 5.00%, 9/01/24 (c)	1,000,000	1,058,770
City of Newton, Water, Revenue Bonds, 4.90%, 3/01/12 (c)	365,000	365,975

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Kansas Tax-Exempt Bond Fund	October 31, 2010

Security Description	Principal ($)	Value ($)
Municipal Bonds — 96.9% (continued)

City of Olathe, General, TAX ALLOCATION,
4.75%, 3/01/11	180,000	164,376
5.45%, 9/01/22 (c)	660,000	450,120
City of Olathe, Medical, Revenue Bonds,
5.13%, 9/01/22 (c)	1,315,000	1,391,283
5.25%, 9/01/25 (c)	500,000	528,530
5.00%, 9/01/29 (c)	800,000	812,896
5.00%, 9/01/30 (c)	750,000	758,490
4.13%, 3/01/37 † (c)	1,500,000	1,554,570
City of Overland Park, General Obligation, GO UT,
3.00%, 9/01/17	735,000	785,068
5.00%, 9/01/19 (c)	630,000	681,691
City of Park City, General Obligation, GO UT, 5.38%, 12/01/25 (c)	500,000	504,805
City of Pittsburg, General, TAX ALLOCATION, 4.90%, 4/01/24 (c)	1,100,000	769,395
City of Roeland Park, General, TAX ALLOCATION, 5.38%, 8/01/19 (c)	500,000	471,460
City of Salina, General Obligation, GO UT, 3.88%, 10/01/25 (c)	1,135,000	1,193,827
City of Salina, Medical, Revenue Bonds,
5.00%, 10/01/20 (c)	460,000	487,908
5.00%, 10/01/23 (c)	570,000	597,468
City of Shawnee, General Obligation, GO UT,
4.00%, 12/01/24 (c)	355,000	371,227
4.00%, 12/01/25 (c)	370,000	383,982
City of Topeka, General Obligation, GO UT, 4.00%, 8/15/30 (c)	2,000,000	1,986,380
City of Wamego, Pollution, Revenue Bonds, NATL-RE, 5.30%, 6/01/31 (c)	900,000	921,123
City of Wichita, General Obligation, GO UT,
5.00%, 10/01/12	2,325,000	2,522,346
2.38%, 4/01/19 (c)	250,000	250,368
4.00%, 6/01/23 (c)	405,000	431,584
4.00%, 6/01/24 (c)	100,000	107,979
4.00%, 6/01/24 (c)	150,000	157,970
4.00%, 6/01/24 (c)	180,000	190,818
4.00%, 6/01/25 (c)	820,000	863,271
4.00%, 6/01/26 (c)	475,000	506,787
4.00%, 6/01/27 (c)	780,000	826,901
4.00%, 12/01/29 (c)	250,000	259,223
City of Wichita, Medical, Revenue Bonds,
5.00%, 11/15/13 (c)	295,000	307,608
5.25%, 11/15/15 (c)	335,000	347,707
5.00%, 11/15/17	200,000	221,846
5.50%, 11/15/17 (c)	500,000	516,430
6.25%, 11/15/19 (c)	750,000	781,800
4.75%, 11/15/24 (c)	560,000	576,576
5.25%, 11/15/24 (c)	2,000,000	2,137,860
City of Wichita, Water/Sewer, Revenue Bonds,
4.00%, 10/01/29 (c)	1,000,000	1,011,410
4.00%, 10/01/30 (c)	1,000,000	1,006,490
5.00%, 10/01/29 (c)	750,000	830,617
City of Wichita, Water/Sewer, Revenue Bonds, AMBAC, 5.13%, 10/01/29 (c) (d)	780,000	837,439
City of Wichita, Water/Sewer, Revenue Bonds, NATL-RE FGIC,
4.70%, 10/01/12 (c)	1,230,000	1,233,001
5.00%, 10/01/12	1,000,000	1,078,700
5.00%, 10/01/13	800,000	895,992
5.25%, 10/01/15 (c)	350,000	389,578
5.00%, 10/01/16 (c)	500,000	560,560
5.25%, 10/01/17 (c)	2,300,000	2,515,809

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Kansas Tax-Exempt Bond Fund	October 31, 2010

Security Description	Principal ($)	Value ($)
Municipal Bonds — 96.9% (continued)

Coffeyville Community College, Higher Education, Revenue Bonds, 5.05%, 10/01/25 (c)	1,975,000	2,292,521
Coffeyville Public Building Commission, Medical, Revenue Bonds, AMBAC, 5.00%, 8/01/22 (c) (d)	250,000	250,353
Commonwealth of Puerto Rico, General Obligation, GO UT, FSA., 5.50%, 7/01/29	125,000	140,833
County of Cherokee, Certificate of Participation, NATL-RE FGIC, 5.00%, 12/01/21 (c)	1,170,000	1,293,353
County of Douglas, General Obligation, GO UT,
4.00%, 9/01/24 (c)	425,000	444,291
4.25%, 9/01/30 (c)	320,000	328,042
County of Douglas, General Obligation, GO UT, AMBAC, 5.00%, 8/01/18 (c) (d)	1,935,000	2,065,129
County of Ford, General Obligation, GO UT, AGM,
4.00%, 9/01/20 (c)	100,000	106,076
4.25%, 9/01/22 (c)	250,000	264,393
County of Franklin, Certificate of Participation, 4.75%, 9/01/21 (c)	750,000	777,247
County of Johnson, General Obligation, GO UT, 4.50%, 9/01/13	1,230,000	1,358,806
County of Neosho, General, Revenue Bonds, FSA
4.00%, 10/01/18	220,000	240,082
4.00%, 10/01/19	225,000	243,574
4.50%, 10/01/27 (c)	740,000	773,130
County of Scott, General Obligation, GO UT, 5.00%, 4/01/28 (c)	500,000	545,430
County of Sedgwick KS / County of Shawnee, Single Family Housing, Revenue Bonds, GNMA,
8.05%, 5/01/14	15,000	15,269
6.70%, 6/01/29 †	90,000	96,656
County of Sedgwick, Medical, Revenue Bonds,
5.00%, 8/01/25 (c)	500,000	512,900
5.25%, 8/01/31 (c)	500,000	511,965
County of Sedgwick, Single Family Housing, Revenue Bonds, GNMA, 6.50%, 12/01/16 (c)	10,000	10,228
County of Shawnee, General Obligation, GO UT, 3.00%, 9/01/23 (c)	785,000	762,117
County of Shawnee, General Obligation, GO UT, AGM, 5.00%, 9/01/19 (c)	700,000	768,068
County of Shawnee, Certificate of Participation,
5.00%, 9/01/22 (c)	1,640,000	1,745,321
5.00%, 9/01/23 (c)	1,840,000	1,956,490
Cowley County Unified School District No. 465 Winfield, School District, GO UT, NATL-RE, 5.25%, 10/01/15 (c)	1,310,000	1,445,061
Crawford County Public Building Commission, General Obligation, Revenue Bonds, GO, 5.38%, 9/01/24 (c)	2,300,000	2,476,985
Dodge City Community College, Higher Education, Revenue Bonds, 5.13%, 4/01/30 (c)	250,000	254,755
Douglas County Unified School District No. 348 Baldwin City, School District, GO UT,
3.00%, 9/01/18 (c)	250,000	256,460
5.00%, 9/01/30 (c)	1,405,000	1,482,865
Douglas County Unified School District No. 491 Eudora, School District, GO UT, FSA., 5.00%, 9/01/29 (c)	200,000	214,290
Franklin County Unified School District No. 289 Wellsville, School District, GO UT, AGM, 5.35%, 9/01/11	65,000	67,634
Geary County Unified School District No. 475, School District, GO UT, NATL-RE,
5.25%, 9/01/18 (c)	795,000	894,971
5.25%, 9/01/22 (c)	2,025,000	2,410,641
5.25%, 9/01/22 (c)	1,650,000	1,964,226
Harvey County Unified School District No. 373 Newton, School District, GO UT, FSA, 4.80%, 9/01/18(c)	635,000	636,829
Harvey County Unified School District No. 373 Newton, School District, GO UT, NATL-RE, 5.00%, 9/01/22 (c)	1,700,000	1,848,920
Hoisington Public Building Corp., Medical, Revenue Bonds, AMBAC, 5.00%, 11/01/23 (c) (d)	1,700,000	1,800,147
Johnson County Community College District, Higher Education, Revenue Bonds, AMBAC, 5.00%, 11/15/24 (d)	1,000,000	1,034,550
Johnson County Park & Recreation District, Facilities, Certificate of Participation,
4.00%, 9/01/18	610,000	656,891
4.13%, 9/01/27 (c)	720,000	730,836

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Kansas Tax-Exempt Bond Fund	October 31, 2010

Security Description	Principal ($)	Value ($)
Municipal Bonds — 96.9% (continued)

Johnson County Park & Recreation District, Certificate of Participation, 5.00%, 9/01/23 (c)	870,000	915,109
Johnson County Park & Recreation Foundation, Facilities, Revenue Bonds, 5.38%, 9/01/16 (c)	1,000,000	1,023,120
Johnson County Public Building Commission, Facilities, Revenue Bonds,
4.00%, 9/01/20 (c)	225,000	242,705
4.00%, 9/01/22 (c)	415,000	440,344
4.50%, 9/01/22 (c)	100,000	110,099
4.38%, 9/01/23 (c)	100,000	109,016
4.00%, 9/01/24 (c)	500,000	525,295
4.75%, 9/01/24 (c)	790,000	870,714
4.88%, 9/01/25 (c)	200,000	220,550
Johnson County Unified School District No. 229 Blue Valley, School District, GO UT, 3.00%, 10/01/21	1,250,000	1,270,562
Johnson County Unified School District No. 231 Gardner - Edgerton, School District, GO UT, AMBAC, 5.00%, 10/01/25 (c) (d)	1,070,000	1,148,495
Johnson County Unified School District No. 231 Gardner - Edgerton, School District, GO UT, NATL-RE FGIC, 5.00%, 10/01/23 (c)	1,080,000	1,150,081
Johnson County Unified School District No. 232 De Soto, School District, GO UT, AGM,
5.25%, 9/01/20 (c)	1,325,000	1,494,838
5.25%, 9/01/23 (c)	1,000,000	1,113,220
Johnson County Unified School District No. 232 De Soto, School District, GO UT, NATL-RE, 5.00%, 3/01/15	600,000	677,976
Johnson County Unified School District No. 232 De Soto, School District, GO UT, NATL-RE FGIC, 4.35%, 9/01/14 (c)	600,000	641,298
Johnson County Unified School District No. 233 Olathe, School District, GO UT, NATL-RE FGIC, 5.50%, 9/01/14 (c)	325,000	378,320
Johnson County Unified School District No. 512 Shawnee Mission, School District, GO UT, 4.25%, 10/01/23 (c)	1,000,000	1,049,550
Johnson County Water District No. 1, Water, Revenue Bonds,
5.00%, 6/01/12 (c)	1,000,000	1,047,640
5.00%, 12/01/13 (c)	750,000	782,820
3.00%, 1/01/16	1,225,000	1,322,877
3.00%, 1/01/17	650,000	698,431
3.25%, 7/01/20 (c)	1,440,000	1,514,837
3.50%, 1/01/27 (c)	475,000	468,055
3.25%, 12/01/30 (c)	1,500,000	1,361,190
Kansas Development Finance Authority, Development, Revenue Bonds,
4.00%, 6/01/17	495,000	546,089
4.00%, 6/01/19	200,000	218,504
4.00%, 11/01/27 (c)	765,000	787,147
4.00%, 11/01/28 (c)	550,000	563,370
5.00%, 11/01/28 (c)	2,055,000	2,234,854
5.00%, 11/01/29 (c)	2,060,000	2,224,017
5.00%, 6/15/31 (c)	2,500,000	2,630,300
Kansas Development Finance Authority, Facilities, Revenue Bonds, 5.00%, 10/01/22 (c)	1,140,000	1,246,636
Kansas Development Finance Authority, Facilities, Revenue Bonds, AMBAC,
5.00%, 10/01/13 (c) (d)	500,000	536,575
5.50%, 3/01/16 (c) (d)	250,000	253,610
5.50%, 3/01/16 (c) (d)	400,000	406,848
5.25%, 10/01/17 (c) (d)	135,000	143,289
5.25%, 10/01/17 (c) (d)	1,115,000	1,217,848
5.25%, 10/01/18 (c) (d)	1,610,000	1,756,880
5.25%, 10/01/22 (c) (d)	1,960,000	2,138,811
Kansas Development Finance Authority, Facilities, Revenue Bonds, FGIC,
5.00%, 4/01/13	150,000	165,890
5.00%, 4/01/18 (c)	130,000	149,362
Kansas Development Finance Authority, Facilities, Revenue Bonds, FSA,
5.13%, 11/01/25 (c)	100,000	112,061
5.25%, 11/01/28 (c)	255,000	280,839

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Kansas Tax-Exempt Bond Fund	October 31, 2010

Security Description	Principal ($)	Value ($)
Municipal Bonds — 96.9% (continued)

Kansas Development Finance Authority, Facilities, Revenue Bonds, NATL-RE,
5.00%, 8/01/11 (c)	500,000	501,435
5.00%, 5/01/13	500,000	549,540
5.50%, 8/01/15 (c)	1,500,000	1,555,530
5.00%, 5/01/16 (c)	205,000	228,134
5.25%, 5/01/16 (c)	1,275,000	1,301,214
5.25%, 11/01/21 (c)	250,000	283,398
5.25%, 11/01/26 (c)	1,200,000	1,336,368
Kansas Development Finance Authority, Facilities, Revenue Bonds, NATL-RE FGIC,
5.00%, 4/01/15	250,000	282,438
5.00%, 4/01/17 (c)	595,000	658,915
5.00%, 4/01/18 (c)	370,000	405,753
5.00%, 4/01/20 (c)	515,000	556,112
Kansas Development Finance Authority, Facilities, Revenue Bonds, SYNCORA, 4.35%, 5/01/25 (c)	115,000	118,143
Kansas Development Finance Authority, Higher Education, Revenue Bonds,
5.00%, 6/01/15 (c)	930,000	1,021,465
4.00%, 3/01/16	700,000	785,456
5.00%, 6/01/18 (c)	1,000,000	1,069,800
5.00%, 6/01/21 (c)	1,235,000	1,298,454
5.00%, 6/01/28 (c)	2,475,000	2,589,122
Kansas Development Finance Authority, Higher Education, Revenue Bonds, AMBAC,
5.00%, 8/01/11 (d)	120,000	124,135
5.00%, 8/01/11 (d)	380,000	392,658
5.25%, 8/01/19 (c) (d)	410,000	437,122
5.00%, 10/01/20 (c) (d)	200,000	213,828
5.00%, 5/01/21 (c) (d)	2,090,000	2,209,527
5.00%, 10/01/21 (c) (d)	2,750,000	2,926,137
Kansas Development Finance Authority, Higher Education, Revenue Bonds, 5.00%, 4/01/29 (c)	650,000	709,059
Kansas Development Finance Authority, Higher Education, Revenue Bonds, NATL-RE, 4.25%, 4/01/27 (c)	200,000	202,562
Kansas Development Finance Authority, Higher Education, Revenue Bonds, SYNCORA, 5.00%, 2/01/26 (c)	2,000,000	2,112,060
Kansas Development Finance Authority, Medical, Revenue Bonds,
5.25%, 11/15/21 (c)	1,300,000	1,465,217
5.00%, 11/15/22 (c)	500,000	523,745
5.00%, 11/15/22 (c)	250,000	272,223
5.50%, 11/15/22 (c)	1,000,000	1,137,960
5.25%, 11/15/23 †	1,000,000	1,025,390
5.00%, 11/15/24 (c)	1,000,000	1,063,920
5.25%, 1/01/25 (c)	1,500,000	1,631,745
5.00%, 5/15/25 (c)	1,500,000	1,529,190
5.50%, 11/15/29 (c)	1,150,000	1,267,771
Kansas Development Finance Authority, Medical, Revenue Bonds, NATL-RE,
5.75%, 11/15/12 (c)	1,000,000	1,051,370
3.75%, 5/15/26 †	1,395,000	1,395,000
5.00%, 11/15/27 (c)	1,875,000	1,942,387
Kansas Development Finance Authority, Revenue Bonds, GNMA, 5.35%, 5/20/23 (c)	1,000,000	1,065,780
Kansas Development Finance Authority, Transportation, Revenue Bonds,
5.00%, 10/01/14	350,000	403,274
5.00%, 10/01/16	1,585,000	1,886,784
5.00%, 10/01/21 (c)	1,270,000	1,469,936
4.63%, 10/01/26 (c)	300,000	328,125
Kansas Development Finance Authority, Transportation, Revenue Bonds, NATL-RE FGIC,
5.00%, 11/01/20 (c)	900,000	1,008,036
4.25%, 11/01/21 (c)	100,000	104,409
5.00%, 11/01/21 (c)	500,000	556,230

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Kansas Tax-Exempt Bond Fund	October 31, 2010

Security Description	Principal ($)	Value ($)
Municipal Bonds — 96.9% (continued)

5.00%, 11/01/22 (c)	200,000	221,334
5.00%, 11/01/23 (c)	1,250,000	1,380,450
5.00%, 11/01/25 (c)	1,000,000	1,089,500
Kansas Development Finance Authority, Water, Revenue Bonds,
5.25%, 11/01/10	650,000	650,000
5.25%, 5/01/11 (c)	320,000	320,000
5.50%, 11/01/13 (c)	900,000	989,568
5.50%, 11/01/15	200,000	239,956
5.00%, 11/01/19 (c)	2,000,000	2,079,980
5.50%, 11/01/19 (c)	960,000	1,033,795
3.13%, 4/01/21 (c)	1,500,000	1,513,455
3.25%, 4/01/23 (c)	1,795,000	1,819,915
5.00%, 4/01/23 (c)	1,860,000	2,039,843
5.00%, 11/01/24 (c)	1,000,000	1,053,350
6.00%, 4/01/27 (c)	2,000,000	2,148,160
Kansas Independent College Finance Authority, Higher Education, Revenue Bonds, 6.00%, 10/01/21(c)	1,500,000	1,505,715
Kansas Public Wholesale Water Supply District No. 11, General Obligation, GO UT, AMBAC, 4.60%, 10/01/29 (c) (d)	100,000	100,265
Kansas State Department of Transportation, Transportation, Revenue Bonds,
5.00%, 9/01/11	415,000	431,040
5.50%, 9/01/14	1,000,000	1,172,270
5.00%, 3/01/20 (c)	1,170,000	1,309,300
4.30%, 9/01/21 (c)	575,000	628,044
5.00%, 9/01/22 (c)	4,615,000	5,310,065
5.00%, 9/01/23 (c)	1,455,000	1,671,940
5.00%, 9/01/24 (c)	730,000	830,609
Kansas Turnpike Authority, Transportation, Revenue Bonds, 4.00%, 9/01/26 (c)	1,000,000	1,030,310
Kansas Turnpike Authority, Transportation, Revenue Bonds, AGM, 5.00%, 9/01/20 (c)	500,000	536,960
La Cygne Public Building Commission, Facilities, Revenue Bonds, 5.00%, 11/01/29 (c)	375,000	392,130
Leavenworth County Unified School District No. 453, School District, GO UT, FSA, 4.75%, 3/01/25(c)	535,000	584,536
Leavenworth County Unified School District No. 458, School District, GO UT,
5.25%, 9/01/28 (c)	1,250,000	1,376,900
5.00%, 9/01/29 (c)	395,000	417,788
5.00%, 9/01/30 (c)	215,000	226,268
Leavenworth County Unified School District No. 464, School District, GO UT, NATL-RE, 5.00%, 9/01/25 (c)	1,380,000	1,630,222
Leavenworth County Unified School District No. 464, School District, GO UT, NATL-RE FGIC, 4.10%, 9/01/25 (c)	405,000	414,185
Leavenworth County Unified School District No. 469, School District, GO UT, FGIC, 5.00%, 9/01/24 (c)	2,400,000	2,828,976
Lyon County Public Building Commission, Facilities, Revenue Bonds, 4.00%, 12/01/21 (c)	500,000	518,520
Lyon County Unified School District No. 253 Emporia, School District, GO UT, 3.25%, 9/01/20 (c)	250,000	255,068
Lyon County Unified School District No. 253 Emporia, School District, GO UT, NATL-RE FGIC, 5.00%, 9/01/12	250,000	267,498
Maize Public Building Commission, Facilities, Revenue Bonds, 5.25%, 5/01/25 (c)	1,000,000	1,004,790
Marais Des Cygnes Public Utility Authority, Water, Revenue Bonds, FSA., 4.63%, 12/01/38 (c)	530,000	536,201
Miami County Unified School District No. 367 Osawatomie, School District, GO UT, AGM, 5.00%, 9/01/25 (c)	1,310,000	1,406,757
Miami County Unified School District No. 416 Louisburg, School District, GO UT, NATL-RE,
4.00%, 9/01/15	900,000	992,457
5.00%, 9/01/20 (c)	1,235,000	1,327,119
Mitchell County Public Building Commission, Medical, Revenue Bonds, FSA., 4.50%, 3/01/28 (c)	430,000	454,144
Overland Park Transportation Development District, Transportation, Revenue Bonds, 5.90%, 4/01/32 (c)	1,000,000	1,030,580
Puerto Rico Electric Power Authority, Power, Revenue Bonds, NATL-RE, 5.00%, 7/01/19	1,000,000	1,119,920
Reno County Unified School District No. 308 Hutchinson, School District, GO UT, NATL-RE,
5.00%, 9/01/16	1,000,000	1,138,250
5.00%, 9/01/25 (c)	200,000	214,552

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Kansas Tax-Exempt Bond Fund	October 31, 2010

Security Description	Principal ($)	Value ($)
Municipal Bonds — 96.9% (continued)

Rice County Unified School District No. 376 Sterling, School District, GO UT, FSA, 5.25%, 9/01/35 (c)	500,000	549,585
Rice County Unified School District No. 444, School District, GO UT, 5.08%, 9/01/14 (c)	620,000	621,841
Riley County Unified School District No. 383 Manhattan-Ogden, School District, GO UT,
5.00%, 9/01/23 (c)	1,000,000	1,132,500
5.00%, 9/01/27 (c)	1,350,000	1,500,241
Riley County Unified School District No. 383 Manhattan-Ogden, School District, GO UT, NATL-RE, 5.00%, 11/01/14 (c)	1,000,000	1,041,520
Saline County Unified School District No. 305 Salina, School District, GO UT, FSA,
5.50%, 9/01/17 (c)	780,000	810,241
5.50%, 9/01/17 (c)	220,000	225,731
Satanta Hospital District, General Obligation, GO UT,
3.00%, 9/01/19 (c)	200,000	200,240
3.13%, 9/01/20 (c)	100,000	99,536
Scott County Public Building Corp., Nursing Homes, Revenue Bonds, 4.00%, 9/01/25 (c)	510,000	519,119
Scott County Unified School District No. 466 Scott City, School District, GO UT, FGIC, 5.25%, 9/01/17 (c)	400,000	434,140
Sedgwick County Public Building Commission, Facilities, Revenue Bonds,
4.00%, 8/01/15 (c)	500,000	544,770
5.00%, 8/01/23 (c)	390,000	444,974
5.00%, 8/01/24 (c)	100,000	112,841
4.13%, 8/01/26 (c)	500,000	519,015
5.25%, 8/01/26 (c)	130,000	148,433
5.25%, 8/01/28 (c)	800,000	906,384
Sedgwick County Unified School District No. 259 Wichita, School District, GO UT, 5.00%,10/01/21(c)	1,000,000	1,146,720
Sedgwick County Unified School District No. 261 Haysville, School District, GO UT, AGM,
4.00%, 11/01/13	500,000	545,535
5.00%, 11/01/19 (c)	1,000,000	1,149,140
5.00%, 11/01/20 (c)	250,000	283,698
Sedgwick County Unified School District No. 262 Valley Center, School District, GO UT, FSA., 5.00%, 9/01/24 (c)	245,000	271,553
Sedgwick County Unified School District No. 266 Maize, School District, GO UT, NATL-RE,
5.00%, 9/01/16	150,000	170,738
5.00%, 9/01/17	100,000	114,519
5.00%, 9/01/19 (c)	500,000	554,465
Shawnee County Unified School District No. 437 Auburn - Washburn, School District, GO UT,
3.95%, 9/01/27 (c)	795,000	821,155
3.95%, 9/01/28 (c)	825,000	848,001
4.00%, 9/01/29 (c)	285,000	292,216
Shawnee County Unified School District No. 501 Topeka, School District, GO UT, AGM, 5.00%, 8/01/13	1,000,000	1,110,880
Topeka Public Building Commission, Facilities, Revenue Bonds, NATL-RE,
5.00%, 6/01/13	1,140,000	1,256,052
5.00%, 6/01/27 (c)	2,355,000	2,636,234
University of Kansas Hospital Authority, Medical, Revenue Bonds, 5.00%, 9/01/21 (c)	1,075,000	1,144,122
University of Kansas Hospital Authority, Medical, Revenue Bonds, GO,
5.50%, 9/01/11	300,000	312,348
5.25%, 9/01/13 (c)	450,000	487,548
5.63%, 9/01/16 (c)	1,100,000	1,199,264
6.00%, 9/01/16 (c)	1,120,000	1,228,685
5.63%, 9/01/27 (c)	275,000	299,816
Wyandotte County Unified School District No. 202 Turner, School District, GO UT, AMBAC, 5.00%, 9/01/13 (d)	1,000,000	1,105,330
Wyandotte County Unified School District No. 204 Bonner Springs-Edwardsville, School District, GO UT, NATL-RE FGIC, 5.00%, 9/01/24 (c)	1,000,000	1,054,680
Wyandotte County Unified School District No. 500 Kansas City, School District, GO UT, AGM,
5.25%, 9/01/12 (c)	1,805,000	1,877,886
5.25%, 9/01/15 (c)	1,000,000	1,120,810
5.50%, 9/01/16 (c)	300,000	327,255

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Kansas Tax-Exempt Bond Fund	October 31, 2010

Security Description	Principal ($)	Value ($)
Municipal Bonds — 96.9% (continued)

Wyandotte County-Kansas City Unified Government, GO UT,
5.00%, 8/01/29 (c)	1,000,000	1,095,200
4.00%, 8/01/30 (c)	500,000	501,180
Wyandotte County-Kansas City Unified Government, Facilities, Revenue Bonds, NATL-RE, 6.00%, 5/01/15 (c)	1,975,000	2,018,509
Wyandotte County-Kansas City Unified Government, Revenue Bonds,
4.60%, 10/01/16	190,000	173,288
5.00%, 12/01/21 (c)	1,145,000	1,168,953
4.88%, 10/01/28 (c)	475,000	356,616
Wyandotte County-Kansas City Unified Government, Multi-Family Housing, Revenue Bonds, 4.75%, 8/01/34 † (c)	2,385,000	2,447,582
Wyandotte County-Kansas City Unified Government, Utilities, Revenue Bonds, 4.25%, 9/01/23 (c)	500,000	515,130
Wyandotte County-Kansas City Unified Government, Utilities, Revenue Bonds, AGM, 5.00%, 9/01/24 (c)	470,000	496,235
Total Municipal Bonds (Cost $264,493,198)		274,859,230

	Shares
Short-Term Investments — 3.6%

Money Market Funds — 3.6%
Federated Tax-Free Obligations Fund	5,109,580	5,109,580
Marshall Tax-Free Money Market Fund	5,000,000	5,000,000
		10,109,580
Total Short-Term Investments (Cost $10,109,580)		10,109,580

Total Investments (Cost $274,602,778(b)) — 100.5%		$284,968,810

Liabilities in excess of other assets — (0.5)%		(1,517,419)

NET ASSETS — 100.0%		$283,451,391

†	Variable or floating rate security. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at October 31, 2010.
(b)	See Notes to Financial Statements for tax unrealized appreciation (depreciation) of securities.
(c)	Issue has a call provision.
(d)
This bond is covered by insurance issued by Ambac Assured Corporation (“AMBAC”). On November 8, 2010, Ambac Financial Group, Inc., the holding company of AMBAC, announced that it had filed for Chapter 11 bankruptcy protection. The impact that this event may have on the ability of AMBAC to guarantee timely payment of principal and interests on these bonds when they fall due is not known at this time.

Summary of Abbreviations
AGM — Insured by Assured Guaranty Municipal Corp.
AMBAC — Insured by American Municipal Bond Assurance Corp.
FGIC — Insured by Financial Guaranty Insurance Corp.
FSA — Insured by Assured Guaranty Municipal (formerly Federal Security Assurance)
GNMA — Insured by Government National Mortgage Association
GO UT— Insured by General Obligation, Unlimited Tax
NATL-RE — Insured by National Rural Utilities Cooperative Finance Corporation Reinsurance
SYNCORA — Insured by XL Capital Assurance

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Investments at Value	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$274,859,230	$—	$274,859,230
Short-Term Investments	10,109,580	—	—	10,109,580
Total Investments	$10,109,580	$274,859,230	$—	$284,968,810

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Active Treasury Management Bull/Bear Fund	October 31, 2010

Security Description	Shares	Value ($)
Investment Companies — 31.2%

ProShares UltraShort 20+ Year Treasury (a)	159,780	5,430,923
Total Investment Companies (Cost $5,066,595)		5,430,923

	Shares/ Principal ($)
Short-Term Investments — 63.1%

U.S. Treasury Bill — 52.6%
United States Treasury Bill, 11/04/10	9,163,000	9,162,901

Money Market Fund — 10.5%
Federated Treasury Obligations Fund	1,832,059	1,832,059
Total Short-Term Investments (Cost $10,994,960)		10,994,960

Total Investments (Cost $16,061,555(b)) — 94.3%		$16,425,883

Assets in excess of other liabilities — 5.7%		985,455

NET ASSETS — 100.0%		$17,411,338

(a)	Non-income producing security.
(b)	See Notes to Financial Statements for tax unrealized appreciation (depreciation) of securities.

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Investments at Value	Level 1	Level 2	Level 3	Total
Investment Companies	$5,430,923	$—	$—	$5,430,923
Short-Term Investments	1,832,059	9,162,901	—	10,994,960
Total Investments	$7,262,982	$9,162,901	$—	$16,425,883

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Intermediate Bond Fund	October 31, 2010

Security Description	Principal ($)	Value ($)
Asset-Backed Securities — 1.5%

Credit Suisse First Boston Mortgage Securities Corp., Series 2004-AR5, Class 10A1, 2.70%, 6/25/34 †	72,383	70,139
Fannie Mae Grantor Trust, Series 2004-T3, Class 1A1, 6.00%, 2/25/44	331,106	364,841
Fannie Mae Whole Loan, Series 2004-W8, Class 3A, 7.50%, 6/25/44	118,589	139,107
Total Asset-Backed Securities (Cost $530,645)		574,087

Collateralized Mortgage Obligations — 7.1%

Fannie Mae REMICS,
Series 1994-77, Class FB, 1.78%, 4/25/24 †	93,725	96,148
Series 1999-57, Class FC, 0.51%, 11/17/29 †	210,667	211,040
Series 2002-16, Class XU, 5.50%, 4/25/17	1,127,758	1,223,635
Series 2002-44, Class FJ, 1.26%, 4/25/32 †	115,937	118,698
Series 2002-49, Class KG, 5.50%, 8/25/17	246,444	269,320
Series 2002-60, Class FV, 1.26%, 4/25/32 †	110,110	112,155
Series 2002-66, Class FG, 1.26%, 9/25/32 †	115,785	118,277
Series 2002-69, Class FA, 1.26%, 10/25/32 †	111,220	113,613
Series 2003-106, Class FA, 1.16%, 11/25/33 †	67,569	68,763
Series 2007-88, Class FW, 0.81%, 9/25/37 †	111,024	109,267
Freddie Mac REMICS,
Series 1382, Class KA, 1.46%, 10/15/22 †	90,426	90,468
Series 2691, Class FE, 0.86%, 12/15/28 †	77,540	77,711
Residential Accredit Loans, Inc., Series 2003-QS5, Class A1, 0.71%, 3/25/18 †	90,843	86,004
WaMu Mortgage Pass-Through Certificates, Series 2003-AR1, Class A6, 2.39%, 3/25/33 †	94,761	90,628
Total Collateralized Mortgage Obligations (Cost $2,653,119)		2,785,727

Commercial Mortgage-Backed Securities — 2.9%

Citigroup Commercial Mortgage Trust, Series 2006-C5, Class A4, 5.43%, 10/15/49	320,000	343,677
Commercial Mortgage Pass-Through Certificates, Series 2006-C7, Class A4, 5.77%, 6/10/46 †	200,000	221,895
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-C5, Class A4, 4.83%, 11/15/37	170,000	182,133
GE Capital Commercial Mortgage Corp., Series 2004-C3, Class A4, 5.19%, 7/10/39 †	180,000	195,782
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2004-PNC1, Class A4, 5.35%, 6/12/41†	190,000	206,423
Total Commercial Mortgage-Backed Securities (Cost $1,084,671)		1,149,910

Corporate Bonds — 34.4%

Consumer Staples — 1.7%
Anheuser-Busch Cos., Inc., 4.95%, 1/15/14 (d)	110,000	120,455
Anheuser-Busch InBev Worldwide, Inc., 6.88%, 11/15/19 (a) (d)	150,000	187,792
CVS Caremark Corp.,
6.13%, 8/15/16	200,000	237,177
6.13%, 9/15/39	100,000	108,143
		653,567

Energy — 2.2%
Canadian Natural Resources Ltd., 5.15%, 2/01/13 (d)	200,000	217,309
Enbridge Energy Partners LP, 5.88%, 12/15/16	200,000	231,580
Magellan Midstream Partners LP, 6.55%, 7/15/19	200,000	238,200
ONEOK Partners LP, 5.90%, 4/01/12	80,000	85,288
Plains All American Pipeline LP / PAA Finance Corp., 6.13%, 1/15/17	97,000	110,610
		882,987

Financials — 15.3%
Anglo American Capital PLC, 2.15%, 9/27/13 (a) (d)	100,000	101,757
AvalonBay Communities, Inc., 6.13%, 11/01/12	100,000	109,100

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Intermediate Bond Fund	October 31, 2010

Security Description	Principal ($)	Value ($)
Corporate Bonds — 34.4% (continued)

Financials — 15.3% (continued)
Bank of America Corp.,
4.90%, 5/01/13	200,000	211,255
5.75%, 12/01/17	200,000	212,280
Citigroup, Inc., 6.01%, 1/15/15	250,000	277,317
City National Bank, 6.75%, 9/01/11	250,000	260,920
Credit Suisse USA, Inc., 5.50%, 8/15/13	300,000	333,930
Credit Suisse/New York NY, 5.30%, 8/13/19	300,000	333,535
General Electric Capital Corp., 2.80%, 1/08/13	400,000	412,947
HSBC Bank USA NA/New York NY, 4.63%, 4/01/14	150,000	160,958
HSBC Holdings PLC, 6.50%, 5/02/36 (d)	150,000	160,754
JPMorgan Chase & Co., 6.30%, 4/23/19	190,000	222,106
JPMorgan Chase Capital XXVII, 7.00%, 11/01/39	200,000	202,946
Lloyds TSB Bank PLC, 5.80%, 1/13/20 (a) (d)	250,000	268,024
MetLife, Inc., 5.38%, 12/15/12	80,000	86,630
Morgan Stanley, 5.95%, 12/28/17	110,000	119,241
Northern Trust Corp., 4.63%, 5/01/14	500,000	557,530
Petronas Capital Ltd., 7.00%, 5/22/12 (a) (d)	300,000	325,868
PNC Funding Corp., 5.40%, 6/10/14	200,000	223,786
Rio Tinto Finance USA Ltd., 5.88%, 7/15/13 (d)	300,000	339,564
Svenska Handelsbanken AB, 4.88%, 6/10/14 (a) (d)	100,000	110,211
U.S. Bancorp, 2.13%, 2/15/13	270,000	277,823
U.S. Bank NA, 3.78%, 4/29/20 †	700,000	733,300
		6,041,782

Health Care — 0.9%
Abbott Laboratories, 5.60%, 11/30/17	200,000	238,328
Wyeth, 5.95%, 4/01/37	100,000	114,887
		353,215

Industrials — 4.9%
Burlington Northern Santa Fe LLC, 3.60%, 9/01/20	300,000	302,096
CSX Corp., 5.75%, 3/15/13	200,000	220,463
Federal Express Corp. 1997 Pass-Through Trust, 7.52%, 1/15/18	81,323	84,495
Honeywell International, Inc., 6.13%, 11/01/11	250,000	262,807
Hutchison Whampoa International Ltd., 6.50%, 2/13/13 (a) (d)	500,000	552,221
Norfolk Southern Corp., 5.90%, 6/15/19	100,000	118,216
Union Pacific Corp.,
6.13%, 1/15/12	250,000	264,414
4.00%, 2/01/21	130,000	134,085
		1,938,797

Materials — 0.3%
Praxair, Inc., 2.13%, 6/14/13	100,000	103,183

Telecommunication Services — 5.0%
AT&T Mobility LLC, 6.50%, 12/15/11	420,000	447,226
AT&T, Inc., 6.70%, 11/15/13	300,000	348,243
Cellco Partnership / Verizon Wireless Capital LLC, 8.50%, 11/15/18	150,000	205,679
Comcast Cable Holdings LLC, 9.80%, 2/01/12	300,000	331,481
Comcast Corp., 6.40%, 5/15/38	50,000	54,966
Time Warner Cable, Inc., 6.75%, 7/01/18	250,000	300,465
Verizon Communications, Inc., 5.25%, 4/15/13	260,000	287,491
		1,975,551

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Intermediate Bond Fund	October 31, 2010

Security Description	Principal ($)	Value ($)
Corporate Bonds — 34.4% (continued)

Utilities — 4.1%
Duke Energy Corp., 6.30%, 2/01/14	300,000	344,120
Georgia Power Co., 6.00%, 11/01/13	130,000	148,597
PacifiCorp, 5.45%, 9/15/13	345,000	385,382
Southern Co., 2.38%, 9/15/15	340,000	346,246
Virginia Electric and Power Co., 8.88%, 11/15/38	260,000	383,577
		1,607,922
Total Corporate Bonds (Cost $12,704,219)		13,557,004

Mortgage Derivatives - IO STRIPS — 0.4%

Fannie Mae Interest Strip,
Series 386, Class 1, 5.00%, 11/25/37	541,450	103,405
Series 386, Class 2, 5.00%, 11/25/37 †	446,081	60,695
Total Mortgage Derivatives - IO STRIPS (Cost $173,872)		164,100

Sovereign Bonds — 1.1%

Province of Ontario Canada, 5.13%, 7/17/12 (d)	410,000	442,066
Total Sovereign Bonds (Cost $426,717)		442,066

U.S. Government Agency Pass-Through Securities — 39.2%

Federal Home Loan Mortgage Corporation — 20.5%
4.50%, 11/01/18, Pool #B10834	382,597	407,962
6.00%, 4/01/21, Pool #J01657	113,259	124,149
5.50%, 11/01/24, Pool #J11213	109,496	118,521
4.50%, 1/01/25, Pool #J11561	421,683	451,485
4.50%, 4/01/25, Pool #J12076	95,688	102,092
6.00%, 8/01/28, Pool #D98047	41,817	45,518
6.50%, 4/01/29, Pool #C00742	461,884	521,681
5.50%, 7/01/29, Pool #C91260	133,286	143,182
5.00%, 4/01/30, Pool #C91296	57,839	61,556
7.50%, 7/01/32, Pool #G01548	82,607	96,071
6.50%, 10/01/36, Pool #A61558	59,258	66,708
6.00%, 5/01/38, Pool #G04457	350,734	387,155
6.50%, 9/01/38, Pool #G04985	31,454	34,956
5.00%, 11/01/39, Pool #A89640	1,384,371	1,469,226
5.50%, 3/01/40, Pool #G05903	1,015,480	1,096,809
4.00%, 8/01/40, Pool #A93534	159,401	164,269
5.00%, 8/01/40, Pool #A93367	249,273	264,552
5.00%, 8/01/40, Pool #A93600	249,370	264,655
5.00%, 8/01/40, Pool #A93244	249,437	264,727
5.00%, 8/01/40, Pool #A93360	249,427	264,715
4.50%, 9/01/40, Pool #G06025	447,981	469,710
4.50%, 9/01/40, Pool #C03517	506,316	530,874
4.00%, 10/01/40, Pool #A94640	300,000	309,114
2.67%, 4/01/29, Pool #846367 †	9,458	9,897
5.86%, 12/01/34, Pool #1K1251 †	96	103
4.00%, 11/15/40, Pool #TBA Various Pools	400,000	411,812
		8,081,499

Federal National Mortgage Association — 15.9%
4.61%, 7/01/12, Pool #387461	1,250,000	1,307,874
4.73%, 12/01/12, Pool #385682	425,794	451,040
4.87%, 11/01/21, Pool #365421 †	71,322	74,822

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Intermediate Bond Fund	October 31, 2010

Security Description	Principal ($)	Value ($)
U.S. Government Agency Pass-Through Securities — 39.2% (continued)

Federal National Mortgage Association — 15.9% (continued)
6.00%, 1/01/22, Pool #880993	62,733	68,667
6.00%, 8/01/24, Pool #AE0178	250,787	274,354
4.00%, 8/01/25, Pool #AE2321	99,128	104,122
4.00%, 10/01/25, Pool #AE5917	380,000	399,143
5.50%, 1/01/30, Pool #MA0321	111,541	120,193
5.00%, 4/01/30, Pool #MA0384	161,182	171,916
5.00%, 5/01/30, Pool #AD5541	49,297	52,659
5.00%, 5/01/30, Pool #AD5542	38,600	41,232
2.13%, 6/01/33, Pool #708318 †	60,984	63,272
2.87%, 1/01/34, Pool #759385 †	113,253	118,072
2.93%, 1/01/34, Pool #765657 †	45,515	47,699
5.50%, 2/01/34, Pool #725206	398,165	431,734
2.22%, 3/01/34, Pool #776486 †	109,115	113,669
2.97%, 7/01/34, Pool #791523 †	126,560	132,705
2.04%, 1/01/35, Pool #810896 †	619,445	643,976
5.50%, 4/01/36, Pool #AD0110	729,200	792,956
7.00%, 5/01/38, Pool #979909	107,951	121,542
6.00%, 6/01/40, Pool #AD4941	497,890	540,877
4.00%, 8/01/40, Pool #AE1853	198,993	205,411
		6,277,935

Government National Mortgage Association — 2.8%
5.00%, 11/15/40, TBA	300,000	322,780
6.50%, 7/15/28, Pool #455165	316,106	360,098
5.50%, 10/15/39, Pool #718976	33,978	37,199
4.50%, 8/15/40, Pool #721767	259,203	276,940
6.25%, 4/20/40, Pool #724720	84,521	92,910
		1,089,927
Total U.S. Government Agency Pass-Through Securities (Cost $15,202,221)		15,449,361

U.S. Government Agency Securities — 1.5%

Tennessee Valley Authority Notes — 1.5%
4.50%, 4/01/18	500,000	576,945
Total U.S. Government Agency Securities (Cost $499,895)		576,945

U.S. Treasury Obligations — 6.9%

U.S. Treasury Bonds — 2.8%
6.25%, 8/15/23	690,000	922,552
3.88%, 8/15/40	200,000	195,781
		1,118,333

U.S. Treasury Inflation-Indexed Bond — 0.7%
2.13%, 2/15/40	232,302	272,955

U.S. Treasury Inflation-Indexed Notes — 2.1%
1.63%, 1/15/15	571,635	619,778
2.50%, 7/15/16	162,144	186,858
		806,636

U.S. Treasury Note — 1.3%
2.63%, 8/15/20	500,000	500,547
Total U.S. Treasury Obligations (Cost $2,689,251)		2,698,471

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Intermediate Bond Fund	October 31, 2010

Security Description	Shares or Principal ($)	Value ($)
Short-Term Investments — 4.3%

U.S. Government Agency Securities — 4.1%
Federal Home Loan Bank Discount Note, 1/14/11	700,000	699,755
Freddie Mac Discount Note, 11/17/10	900,000	899,940
		1,599,695

Money Market Fund — 0.2%
Federated Government Obligations Fund	80,093	80,093
Total Short-Term Investments (Cost $1,679,788)		1,679,788

Total Investments (Cost $37,644,398(b)) — 99.3%		$39,077,459

Other assets in excess of liabilities — 0.7%		292,265

NET ASSETS — 100.0%		$39,369,724

†	Variable or floating rate security. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at October 31, 2010.
(a)
Represents a restricted security purchase under Rule 144A which is exempt from registration under the Securities Act of 1933, as amended. These securities are considered illiquid, the total aggregate value of which is $1,545,873, or 3.9% of net assets

(b)	See Notes to Financial Statements for tax unrealized appreciation (depreciation) of securities.
(c)	Amount rounds to less than 0.05%.
(d)	Foreign security incorporated outside United States.

Summary of Abbreviations
IO — Interest Only
LP — Limited Partnership
REMIC — Real Estate Mortgage Investment Conduit
STRIPS — Separately Traded Registered Interest and Principal of Securities.
TBA — Security is subject to delayed delivery

Number of Contracts	Futures Contract	Notional Amount ($)	Unrealized Appreciation/(Depreciation) ($)
Futures Contracts — (0.2)%

Futures Contracts Purchased — (0.2)%
28	December 2010 10-Year U.S. Treasury Note	3,157,813	41,058
27	December 2010 U.S. Long Bond	2,743,115	(65,500)
4	December 2010 U.S. Ultra Bond	538,000	(35,446)
			(59,888)

Futures Contracts Sold — 0.0% (c)
(30)	December 2010 5-Year U.S. Treasury Note	(1,094,962)	(2,594)
			(62,482)

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Intermediate Bond Fund	October 31, 2010

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Investments at Value	Level 1	Level 2	Level 3	Total

Asset-Backed Securities	$—	$574,087	$—	$574,087
Collateralized Mortgage Obligations	—	2,785,727	—	2,785,727
Commercial Mortgage-Backed Securities	—	1,149,910	—	1,149,910
Corporate Bonds	—	13,557,004	—	13,557,004
Mortgage Derivatives - IO STRIPS	—	164,100	—	164,100
Short-Term Investments	80,093	1,599,695	—	1,679,788
Sovereign Bonds	—	442,066	—	442,066
U.S. Government Agencies	—	16,026,306	—	16,026,306
U.S. Treasury Obligations	—	2,698,471	—	2,698,471
Total Investments	$80,093	$38,997,366	$—	$39,077,459

Other Financial Instruments*	Level 1	Level 2	Level 3	Total
Futures Contracts Purchased	$(59,888)	$—	$—	$(59,888)
Futures Contracts Sold	(2,594)	—	—	(2,594)
Total Other Financial Instruments	$(62,482)	$—	$—	$(62,482)

*	Other financial instruments are derivative instruments not reflected in total investments. Amounts shown represent unrealized depreciation.

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Short-Term Bond Fund	October 31, 2010

Security Description	Principal ($)	Value ($)
Asset-Backed Securities — 4.8%

Capital One Multi-Asset Execution Trust, Series 2004-A8, Class A8, 0.39%, 8/15/14 †	1,000,000	997,714
Chase Issuance Trust,
Series 2005-A11, Class A, 0.33%, 12/15/14 †	1,410,000	1,407,002
Series 2006-A5, Class A, 0.28%, 11/15/13 †	1,000,000	998,786
Fannie Mae Whole Loan, Series 2001-W1, Class AV1, 0.50%, 8/25/31 †	16,108	14,585
First Horizon Asset Back Trust, Series 2004-HE1, Class A, 0.47%, 1/25/24 †	23,512	14,609
GMAC Mortgage Corp. Loan Trust, Series 2001-HE3, Class A2, 0.82%, 3/25/27 † (d)	22,687	18,389
MBNA Credit Card Master Note Trust, Series 2001-A2, Class A2, 0.51%, 12/16/13 †	1,500,000	1,501,054
Merrill Lynch Mortgage Investors, Inc., Series 2003-A2, Class 2A2, 2.00%, 2/25/33 †	23,609	22,951
Residential Funding Mortgage Securities II, Inc., Series 2003-HS3, Class A2B, 0.55%, 8/25/33 †	29,795	20,836
SLM Student Loan Trust, Series 2010-1, Class A, 0.66%, 3/25/25 †	936,486	940,235
Total Asset-Backed Securities (Cost $5,937,378)		5,936,161

Collateralized Mortgage Obligations — 9.2%

Banc of America Mortgage Securities, Inc., Series 2002-G, Class 2A1, 2.92%, 7/20/32 †	1,403	1,329
Bear Stearns Alt-A Trust, Series 2004-9, Class 3A1, 2.66%, 9/25/34 †	1,009,177	838,398
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2004-25, Class 1A3, 0.62%, 2/25/35 †	86,956	51,217
Series 2005-11, Class 4A1, 0.53%, 4/25/35 †	207,744	122,430
Fannie Mae REMICS,
Series 1993-9, Class FB, 1.68%, 1/25/23 †	1,577,121	1,633,604
Series 2002-62, Class FP, 1.46%, 11/25/32 †	2,276,707	2,336,494
Freddie Mac REMICS,
Series 1689, Class F, 0.96%, 3/15/24 †	1,084,033	1,090,587
Series 1689, Class FG, 0.96%, 3/15/24 †	430,240	432,841
Series 2412, Class OF, 1.21%, 12/15/31 †	2,750,066	2,793,654
Series 2736, Class DB, 3.30%, 11/15/26	12,995	12,998
Freddie Mac Structured Pass-Through Securities,
Series T-54, Class 4A, 4.30%, 2/25/43 †	83,863	88,779
Series T-57, Class 1A2, 7.00%, 7/25/43	428,601	497,886
Series T-63, Class 1A1, 1.57%, 2/25/45 †	185,154	187,735
GSR Mortgage Loan Trust, Series 2004-4, Class B1, 3.19%, 4/25/32 †	1,332,640	393,884
Lehman Mortgage Trust, Series 2006-1, Class 1A3, 5.50%, 2/25/36	851,025	783,274
Sequoia Mortgage Trust, Series 9, Class 1A, 0.96%, 9/20/32 †	78,103	72,928
Total Collateralized Mortgage Obligations (Cost $12,494,132)		11,338,038

Corporate Bonds — 14.0%

Consumer Discretionary — 0.2%
Target Corp., 6.35%, 1/15/11	200,000	202,459

Energy — 0.8%
Chevron Corp., 3.45%, 3/03/12	1,000,000	1,036,459

Financials — 7.0%
BB&T Corp., 3.85%, 7/27/12	1,000,000	1,049,754
Boeing Capital Corp., 6.10%, 3/01/11	500,000	509,745
General Electric Capital Corp., 5.00%, 11/15/11	1,000,000	1,044,461
HSBC Holdings PLC, 5.25%, 12/12/12 (e)	1,000,000	1,072,215
IBM International Group Capital LLC, 5.05%, 10/22/12	700,000	760,426
Merrill Lynch & Co., Inc., 5.77%, 7/25/11	1,000,000	1,037,288
Morgan Stanley, 0.59%, 1/09/14 †	1,000,000	953,164
Washington Mutual Finance Corp., 6.88%, 5/15/11	1,000,000	1,030,810
Wells Fargo & Co., 5.25%, 10/23/12	1,000,000	1,082,315
		8,540,178

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Short-Term Bond Fund	October 31, 2010

Security Description	Principal ($)	Value ($)
Corporate Bonds — 14.0% (continued)

Health Care — 0.3%
Abbott Laboratories, 5.15%, 11/30/12	300,000	327,995

Industrials — 0.6%
Norfolk Southern Corp., 6.75%, 2/15/11	750,000	762,104

Information Technology — 1.6%
Cisco Systems, Inc., 5.25%, 2/22/11	1,000,000	1,014,792
Hewlett-Packard Co., 2.25%, 5/27/11	1,000,000	1,012,062
		2,026,854

Telecommunication Services — 2.5%
Cellco Partnership / Verizon Wireless Capital LLC, 3.75%, 5/20/11	1,000,000	1,017,675
Comcast Cable Communications LLC, 6.75%, 1/30/11	1,000,000	1,014,958
New Cingular Wireless Services, Inc., 7.88%, 3/01/11	1,000,000	1,024,628
		3,057,261

Utilities — 1.0%
Indiana Michigan Power Co., 6.38%, 11/01/12	1,100,000	1,201,265
Total Corporate Bonds (Cost $16,872,376)		17,154,575

Taxable Municipal Bonds — 1.4%

Missouri — 0.3%
Missouri Higher Education Loan Authority, 3.40%, 7/01/32 † (a) (f)	400,000	340,000

Pennsylvania — 0.3%
Pennsylvania Higher Education Assistance Agency, 1.13%, 9/01/43 † (a) (f)	500,000	425,000

Texas — 0.8%
Brazos Higher Education Authority, 1.82%, 12/01/38 † (a) (f)	600,000	510,000
Panhandle-Plains Higher Education Authority, Inc., 1.76%, 4/01/31 † (a) (f)	500,000	470,000
		980,000
Total Taxable Municipal Bonds (Cost $2,000,000)		1,745,000

U.S. Government Agency Pass-Through Securities — 1.2%

Federal Home Loan Mortgage Corporation — 0.0%
2.67%, 4/01/29, Pool #846367 †	9,458	9,897

Federal National Mortgage Association — 1.2%
4.87%, 11/01/21, Pool #365421 †	34,465	36,156
2.05%, 5/01/34, Pool #784365 †	68,449	71,112
2.09%, 6/01/34, Pool #789463 †	208,374	216,095
2.88%, 9/01/34, Pool #725897 †	434,102	436,541
2.04%, 1/01/35, Pool #810896 †	309,723	321,988
2.20%, 7/01/35, Pool #834933 †	369,076	385,124
1.75%, 6/01/40, Pool #557072 †	10,581	10,793
		1,477,809

Small Business Administration — 0.0% (b)
4.48%, 5/25/15, Pool #502966 †	9,668	9,815
Total U.S. Government Agency Pass-Through Securities (Cost $1,458,774)		1,497,521

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Short-Term Bond Fund	October 31, 2010

Security Description	Principal ($)	Value ($)
U.S. Government Agency Securities — 16.5%

Federal Home Loan Mortgage Corporation — 4.7%
2.13%, 9/21/12	3,000,000	3,098,394
4.63%, 10/25/12	2,500,000	2,710,340
		5,808,734

Federal National Mortgage Association — 11.8%
5.00%, 10/15/11	3,000,000	3,135,609
4.88%, 5/18/12	4,000,000	4,280,112
0.63%, 9/24/12	7,000,000	7,037,709
		14,453,430
Total U.S. Government Agency Securities (Cost $19,532,643)		20,262,164

U.S. Treasury Obligations — 50.0%

U.S. Treasury Notes — 50.0%
1.13%, 1/15/12	25,900,000	26,170,137
0.63%, 7/31/12	15,000,000	15,079,140
0.75%, 8/15/13	20,000,000	20,165,620
Total U.S. Treasury Obligations (Cost $60,913,969)		61,414,897

	Shares or Principal ($)
Short-Term Investments — 2.5%

U.S. Government Agency Securities — 2.0%
Federal Home Loan Bank Discount Notes, 11/24/10	2,500,000	2,499,729

Money Market Fund — 0.5%
Dreyfus Cash Management Plus	586,548	586,548
Total Short-Term Investments (Cost $3,086,277)		3,086,277

Total Investments (Cost $122,295,549(c)) — 99.6%		$122,434,633

Other assets in excess of liabilities — 0.4%		434,324

NET ASSETS — 100.0%		$122,868,957

†	Variable or floating rate security. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at October 31, 2010.
(a)	Security is valued in good faith under the procedures established by the Board of Trustees. The aggregate amount of the securities fair value is $1,745,000 which represents 1.4% of net assets.
(b)	Amount rounds to less than 0.05%.
(c)	See Notes to Financial Statements for tax unrealized appreciation (depreciation) of securities.
(d)	Issue is in default or bankruptcy.
(e)	Foreign security incorporated outside United States.
(f)
Auction Rate Security (ARS) sold through a dutch auction at an interest rate that will clear the market at the lowest yield possible. Beginning in 2008, the auctions for these securities failed and there have been no successful auction since that time.

Summary of Abbreviations
REMIC — Real Estate Mortgage Investment Conduit

Number of Contracts	Futures Contract	Notional Amount ($)	Unrealized Appreciation/(Depreciation) ($)
Futures Contracts — 0.1%

Futures Contracts Purchased — 0.1%
126	December 2010 - 2 Year U.S. Treasury Note	13,858,819	107,814
			107,814

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Short-Term Bond Fund	October 31, 2010

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Investments at Value	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$—	$5,936,161	$—	$5,936,161
Collateralized Mortgage Obligations	—	11,338,038	—	11,338,038
Corporate Bonds	—	17,154,575	—	17,154,575
Municipal Bonds	—	—	1,745,000	1,745,000
U.S. Government Agencies	—	21,759,685	—	21,759,685
U.S. Treasury Obligations	—	61,414,897	—	61,414,897
Short-Term Investments	586,548	2,499,729	—	3,086,277
Total Investments	$586,548	$120,103,085	$1,745,000	$122,434,633

Other Financial Instruments*	Level 1	Level 2	Level 3	Total
Futures	$107,814	$—	$—	$107,814

*	Other financial instruments are derivative instruments not reflected in total investments. Amounts shown represent unrealized appreciation.

Following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining value:

Balance as of October 31, 2009	$3,521,197
Purchases and sales (net)	(1,918,623)
Realized gains (losses)	40,454
Change in appreciation (depreciation)	101,972
Balance as of October 31, 2010	$1,745,000

The net change in unrealized appreciation from Level 3 investments held at October 31, 2010 is $55,000.

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
U.S. Inflation-Indexed Fund	October 31, 2010

Security Description	Principal ($)	Value ($)
U.S. Treasury Inflation-Indexed Securities — 104.1%

U.S. Treasury Inflation-Indexed Bonds — 33.5%
2.00%, 1/15/26	5,738,074	6,573,234
2.38%, 1/15/27	1,742,825	2,096,700
3.63%, 4/15/28	5,817,250	8,104,610
3.88%, 4/15/29	8,512,031	12,351,094
2.13%, 2/15/40	10,170,801	11,950,691
		41,076,329

U.S. Treasury Inflation-Indexed Notes — 70.6%
1.88%, 7/15/13	11,648,182	12,468,109
2.00%, 7/15/14	19,404,301	21,231,041
1.63%, 1/15/15	13,925,029	15,097,781
0.50%, 4/15/15	3,424,956	3,567,307
2.50%, 7/15/16	8,928,730	10,289,664
2.38%, 1/15/17	7,274,400	8,345,104
1.88%, 7/15/19	6,765,287	7,658,515
1.25%, 7/15/20	7,417,336	7,975,372
		86,632,893
Total U.S. Treasury Inflation-Indexed Securities (Cost $122,830,018)		127,709,222

	Shares
Short-Term Investment — 1.4%

Money Market Fund — 1.4%
Dreyfus Cash Management Plus	1,783,386	1,783,386
Total Short-Term Investment (Cost $1,783,386)		1,783,386

Total Investments (Cost $124,613,404(a)) — 105.5%		$129,492,608

Liabilities in excess of other assets — (5.5)%		(6,785,275)

NET ASSETS — 100.0%		$122,707,333

(a)	See Notes to Financial Statements for tax unrealized appreciation (depreciation) of securities.
(b)	Amount rounds to less than 0.05%.

Number of Contracts	Futures Contract	Notional Amount ($)	Unrealized Appreciation/(Depreciation) ($)
Futures Contracts — (0.1)%

Futures Contracts Purchased — 0.0% (b)
44	December 2010 10-Year U.S. Treasury Note	$5,556,375	25,349

Futures Contracts Sold — (0.1)%
(138)	December 2010 5-Year U.S. Treasury Note	16,777,781	(105,199)
			(79,850)

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
U.S. Inflation-Indexed Fund	October 31, 2010

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Investments at Value	Level 1	Level 2	Level 3	Total
Short-Term Investments	$1,783,386	$—	$—	$1,783,386
U.S. Treasury Inflation-Indexed Securities	—	127,709,222	—	127,709,222
Total Investments	$1,783,386	$127,709,222	$—	$129,492,608

Other Financial Instruments*	Level 1	Level 2	Level 3	Total
Futures Contracts Purchased	$25,349	$—	$—	$25,349
Futures Contracts Sold	(105,199)	—	—	(105,199)
Total Other Financial Instruments	$(79,850)	$—	$—	$(79,850)

*	Other financial instruments are derivative instruments not reflected in total investments. Amounts shown represent unrealized appreciation/ depreciation.

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
International Equity Fund	October 31, 2010

Security Description	Shares	Value ($)
Common Stocks — 96.5%

Australia — 1.8%
Bendigo and Adelaide Bank Ltd.	77,770	689,424
Transurban Group	196,603	1,009,129
		1,698,553

Belgium — 0.7%
Mobistar SA	9,617	636,591

Canada — 4.3%
Nexen, Inc.	85,500	1,819,149
Osisko Mining Corp. (a)	155,581	2,156,991
		3,976,140

China — 0.8%
Yangzijiang Shipbuilding Holdings Ltd.	497,000	718,064

Finland — 0.2%
Kesko OYJ B Shares	3,664	181,647

France — 8.6%
AXA SA	47,940	872,740
BNP Paribas	34,712	2,538,819
SCOR SE	36,285	892,366
Teleperformance	31,488	993,080
Valeo SA (a)	48,094	2,585,130
		7,882,135

Germany — 15.3%
Aurubis AG	11,523	592,757
Deutsche Lufthansa AG (a)	100,797	2,156,960
Deutsche Telekom AG	189,605	2,747,134
Fresenius Medical Care AG & Co. KGaA	43,254	2,755,411
Hannover Rueckversicherung AG	11,691	589,033
Merck KGaA	10,629	886,280
RWE AG	13,230	949,958
Software AG	17,060	2,391,045
Volkswagen AG	7,535	989,579
		14,058,157

Hong Kong — 6.1%
CNOOC Ltd.	999,000	2,069,852
Mongolian Mining Corp. (a)	842,000	911,386
New World Development CO. Ltd.	330,000	651,379
Wheelock & Co., Ltd.	187,000	654,998
Wynn Macau Ltd. (a)	606,000	1,340,021
		5,627,636

Italy — 3.4%
Banco Popolare SC	138,515	744,637
Edison SpA	487,050	599,924
Enel SpA	168,046	959,524
Telecom Italia SpA	568,398	871,793
		3,175,878

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
International Equity Fund	October 31, 2010

Security Description	Shares	Value ($)
Common Stocks — 96.5% (continued)

Japan — 17.6%
Alps Electric Co., Ltd.	99,200	888,818
Amada Co., Ltd.	363,000	2,390,829
Hitachi Ltd.	679,000	3,071,406
Kakaku.com, Inc.	171	826,631
KDDI Corp.	130	700,323
Marubeni Corp.	403,000	2,534,087
Nippon Paper Group, Inc.	27,400	696,662
Rengo Co., Ltd.	88,000	561,004
Sony Financial Holdings, Inc.	868	3,020,256
Sumitomo Rubber Industries Ltd.	59,700	643,220
Yokohama Rubber Co., Ltd. (The)	182,000	911,470
		16,244,706

Netherlands — 2.1%
Koninklijke KPN NV	112,942	1,886,323

Norway — 1.5%
Marine Harvest ASA	1,409,469	1,400,661

Singapore — 2.0%
Neptune Orient Lines Ltd. (a)	1,134,116	1,875,151

South Africa — 3.8%
Exxaro Resources Ltd.	138,612	2,611,960
Gold Fields Ltd.	57,345	897,382
		3,509,342

Spain — 2.3%
Banco Santander SA	162,960	2,093,674

Switzerland — 3.2%
Julius Baer Group Ltd.	69,020	2,913,562

Taiwan — 3.3%
Wistron Corp.	1,498,356	3,077,792

United Kingdom — 19.5%
Amlin PLC	127,486	830,595
AstraZeneca PLC	14,922	748,276
Aviva PLC	145,382	927,390
BP PLC	135,289	923,056
BT Group PLC	390,733	962,307
Catlin Group Ltd.	164,859	921,137
CRH PLC	43,023	736,820
HSBC Holdings PLC	193,200	2,007,710
Imperial Tobacco Group PLC	73,723	2,361,432
Kingfisher PLC	671,093	2,557,139
Lancashire Holdings Ltd.	50,375	458,483
Man Group PLC	127,135	531,291
Rexam PLC	89,241	454,299
Royal Dutch Shell PLC, Class A	59,503	1,931,693
Shire PLC	69,659	1,641,911
		17,993,539
Total Common Stocks (Cost $80,418,085)		88,949,551

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
International Equity Fund	October 31, 2010

Security Description	Shares	Value ($)
Preferred Stock — 2.3%
Germany — 2.3%
ProSiebenSat.1 Media AG	80,443	2,126,143
Total Preferred Stocks (Cost $1,879,158)		2,126,143

Rights — 0.1%
Spain — 0.0% (c)
Banco Santander SA (a)	162,960	26,990

United Kingdom — 0.1%
Standard Chartered PLC (a)	9,388	79,051
Total Rights (Cost $106,044)		106,041

Total Investments (Cost $82,403,287(b)) — 98.9%		$91,181,735

Other assets in excess of liabilities — 1.1%		1,015,711

NET ASSETS — 100.0%		$92,197,446

(a) Non-income producing security.
(b) See Notes to Financial Statements for tax unrealized appreciation (depreciation) of securities.
(c) Amount rounds to less than 0.05%.

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Investments at Value	Level 1	Level 2	Level 3	Total
Common Stocks	$88,949,551	$—	$—	$88,949,551
Preferred Stocks	2,126,143	—	—	2,126,143
Rights	106,041	—	—	106,041
Total Investments	$91,181,735	$—	$—	$91,181,735

See Notes to Financial Statements

American Independence Funds
Statements of Assets and Liabilities
October 31, 2010

	Stock Fund	Fusion Fund*	Kansas Tax- Exempt Bond Fund	Active Treasury Management Bull/Bear Fund**

Assets
Investments, at cost	$98,201,443	$9,083,537	$274,602,778	$16,061,555
Investments, at value	$123,178,320	$9,548,990	$284,968,810	$16,425,883
Options at value (cost at $425,000, $0, $0 and $0, respectively)	422,000	—	—	—
Cash	—	9,119	—	—
Collateral held at broker	—	3,546,344	—	—
Interest and dividends receivable	35,811	243	3,365,674	18
Receivable for capital shares issued	1,025,292	3,057	100,000	1,769,068
Receivable for investments sold	1,549,999	—	—	—
Receivable from Investment Adviser	—	—	—	5,602
Prepaid expenses	14,968	5,325	34,455	925
Total assets	$126,226,390	$13,113,078	$288,468,939	$18,201,496

Liabilities
Securities sold short at value (proceeds of $3,404,455)	$—	$3,732,550	$—	$—
Distributions payable	—	—	691,705	—
Payable for investments purchased	9,345,577	—	4,094,573	515,718
Payable for interest and dividends on securities sold short	—	3,609	—	—
Payable for capital shares redeemed	323,866	677	6,496	228,941
Accrued expenses and other payables:
Investment advisory	42,197	15,794	33,902	—
Administration	32,097	2,144	75,845	1,180
Distribution and Service	9,631	—	6,753	876
Fund Accounting	20,320	27,516	48,165	12,200
Trustees	542	298	1,358	591
Other	60,257	23,442	58,751	30,652
Total liabilities	9,834,487	3,806,030	5,017,548	790,158
Net Assets	$116,391,903	$9,307,048	$283,451,391	$17,411,338

Composition of Net Assets
Capital	$85,896,461	$9,186,961	$273,794,381	$16,841,320
Accumulated net investment income	174,841	—	74,637	6,642
Accumulated net realized gains (losses) from investment transactions	5,346,724	(17,271)	(783,659)	199,048
Net unrealized appreciation	24,973,877	137,358	10,366,032	364,328
Net Assets	$116,391,903	$9,307,048	$283,451,391	$17,411,338

Net Assets By Share Class:
Institutional Class Shares	$105,831,756	$9,307,048	$276,535,293	$11,183,341
Class A Shares	7,962,174	—	5,880,859	6,227,997
Class C Shares	2,597,973	—	1,035,239	—
Net Assets	$116,391,903	$9,307,048	$283,451,391	$17,411,338

Shares Outstanding (unlimited number of shares authorized @ $0.001 par value)
Institutional Class Shares	7,485,165	438,302	25,225,895	1,049,166
Class A Shares	567,127	—	536,492	584,917
Class C Shares	180,684	—	94,447	—

Net Asset Value, Offering Price and Redemption Price per share:
Institutional Class	$14.14	$21.23	$10.96	$10.66
Class A Shares	$14.04	$—	$10.96	$10.65
Class C Shares	$14.38	$—	$10.96	$—

Maximum Sales Charge:
Class A Shares	5.75%	2.25%	4.25%	4.25%
Class C Shares***	1.00%	N/A	1.00%	N/A

Maximum Offering Price per share (Net Asset Value/100% minus maximum sales charge of net asset value, adjusted to the nearest cent)
Class A Shares	$14.90	N/A	$11.45	$11.12

*	Fund commenced operations on December 22, 2009.
**	Fund commenced operations on July 7, 2010.
***	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements

American Independence Funds
Statements of Assets and Liabilities – (continued)
October 31, 2010

	Intermediate Bond Fund	Short-Term Bond Fund	U.S. Inflation Indexed Fund	International Equity Fund

Assets
Investments, at cost	$37,644,398	$122,295,549	$124,613,404	$82,403,287
Investments, at value	$39,077,459	$122,434,633	$129,492,608	$91,181,735
Foreign currency, at value (cost at $0; $0; $0 and $25,794, respectively)	—	—	—	25,823
Collateral held at broker	101,380	100,000	240,000	—
Interest and dividends receivable	322,394	508,088	547,122	165,684
Receivable for capital shares issued	13,394	11,098	36,252	57,277
Receivable for investments sold	4,516,223	—	—	5,379,882
Reclaims receivable	—	—	—	211,824
Variation margin (See Note 8)	27,057	15,752	—	—
Prepaid expenses	5,843	20,179	13,412	12,445
Total assets	$44,063,750	$123,089,750	$130,329,394	$97,034,670

Liabilities
Distributions payable	$48,912	$49,819	$5,473	$—
Due to custodian	—	—	—	812,587
Payable for investments purchased	4,556,124	—	—	3,619,790
Payable for capital shares redeemed	16,748	39,984	7,500,560	247,230
Variation margin (See Note 8)	—	—	19,158	—
Accrued expenses and other payables:
Investment advisory	8,569	28,580	4,098	52,153
Administration	11,405	36,625	28,595	28,376
Distribution and Service	—	—	2,181	59
Fund Accounting	25,995	27,530	22,556	23,805
Trustees	197	926	598	1,057
Other	26,076	37,329	38,842	52,167
Total liabilities	4,694,026	220,793	7,622,061	4,837,224
Net Assets	$39,369,724	$122,868,957	$122,707,333	$92,197,446

Composition of Net Assets
Capital	$36,369,264	$133,502,394	$111,584,799	$92,260,694
Accumulated (distributions in excess of) net investment income	63,394	228,346	107,882	(350,173)
Accumulated net realized gains (losses) from investment transactions	1,566,487	(11,108,681)	6,215,298	(8,525,931)
Net unrealized appreciation	1,370,579	246,898	4,799,354	8,812,856
Net Assets	$39,369,724	$122,868,957	$122,707,333	$92,197,446

Net Assets By Share Class:
Institutional Class Shares	39,348,322	$122,844,035	$117,679,726	$92,066,286
Class A Shares	21,402	24,922	5,027,607	131,160
Class C Shares*	—	—	—	—
Net Assets	$39,369,724	$122,868,957	$122,707,333	$92,197,446

Shares Outstanding (unlimited number of shares authorized @ $0.001 par value)
Institutional Class Shares	3,468,079	12,078,357	10,082,388	8,226,481
Class A Shares	1,874	2,452	428,486	11,788
Class C Shares*	—	—	—	—

Net Asset Value, Offering Price and Redemption Price per share:
Institutional Class	$11.35	$10.17	$11.67	$11.19
Class A Shares	$11.42	$10.16	$11.73	$11.13
Class C Shares*	$—	$—	$—	$—

Maximum Sales Charge:
Class A Shares	4.25%	2.75%	4.25%	5.75%
Class C Shares**	N/A	N/A	1.00%	N/A

Maximum Offering Price per share (Net Asset Value/100% minus maximum sales charge of net asset value, adjusted to the nearest cent)
Class A Shares	$11.93	$10.45	$12.25	$11.81

*
Effective as of the close of business on December 23, 2009 and July 15, 2010, Class C Shares were liquidated and no longer offered for the International Equity Fund and Short-Term Bond Fund, respectively.

**	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements

American Independence Funds
Statements of Operations
For the Year Ended October 31, 2010

		Stock Fund	Fusion Fund*	Kansas Tax- Exempt Bond Fund	Active Treasury Management Bull/Bear Fund**

	Investment Income:
	Dividend	$1,613,355	$36,484	$—	$—
	Interest	2,899	559	9,950,735	25,173
	Other income	39,710	—	74,552	—
	Total Investment Income	1,655,964	37,043	10,025,287	25,173

	Expenses:
	Investment advisory	1,069,599	103,510	764,065	11,696
	Administration	133,701	9,242	318,364	2,048
	Distribution - Class A Shares	4,778	—	7,524	214
	Distribution - Class C Shares	6,078	—	4,638	—
	Service - Class A Shares	15,517	—	7,524	1,950
	Service - Class C Shares	2,026	—	1,546	—
	Accounting	42,416	40,944	82,764	12,200
	Audit expenses	31,150	26,973	33,272	24,167
	Compliance services	12,062	3,766	21,925	970
	Custodian	23,496	10,890	48,795	635
	Legal expenses	11,218	871	25,430	556
	Shareholder Reporting	5,098	916	2,625	809
	State registration expenses	31,536	1,986	32,651	2,635
	Transfer Agent	160,734	2,558	31,400	14,961
	Trustees	16,349	1,278	38,624	796
	Insurance	8,640	363	18,704	352
	Other	10,833	5,402	11,153	2,623
	Total expenses before securities sold short expenses and fee reductions	1,585,231	208,699	1,451,004	76,612
Expenses increased by:	Dividend expense on securities sold short	—	172,735	—	—
	Interest expense on securities sold short	—	6,341	—	—
	Total expenses before fee reductions	1,585,231	387,775	1,451,004	76,612
Expenses reduced by:	Adviser	(449,996)	(67,961)	(411,261)	(52,446)
	Distributor	—	—	(3,010)	—
	Net Expenses	1,135,235	319,814	1,036,733	24,166

	Net Investment Income (Loss)	520,729	(282,771)	8,988,554	1,007

	Realized and unrealized gains (losses) from investments and foreign currency transactions:
	Net realized gains (losses) from investment transactions	9,521,221	64,568	(187,327)	199,048
	Net realized gains from securities sold short	—	28,787	—	—
	Net realized losses from options transactions	(384,630)	—	—	—
	Net change in unrealized appreciation from investments	10,054,003	465,453	5,723,201	364,328
	Net change in unrealized depreciation from options contracts	(3,000)	—	—	—
	Net change in unrealized depreciation from securities sold short	—	(328,095)	—	—
	Net realized and unrealized gains	19,187,594	230,713	5,535,874	563,376

	Net Increase (Decrease) in Net Assets Resulting from Operations	$19,708,323	$(52,058)	$14,524,428	$564,383

*	For the period from December 22, 2009, commencement of operations, through October 31, 2010.
**	For the period from July 7, 2010, commencement of operations, through October 31, 2010.

See Notes to Financial Statements

American Independence Funds
Statements of Operations
For the Year Ended October 31, 2010

		Intermediate Bond Fund	Short-Term Bond Fund	U.S. Inflation Indexed Fund	International Equity Fund

	Investment Income:
	Dividend	$—	$—	$—	$2,642,433
	Interest	1,343,105	2,686,424	2,339,323	1,620
	Other income	24,554	26,935	—	28,979
	Foreign tax withholding	—	—	—	(265,619)
	Total Investment Income	1,367,659	2,713,359	2,339,323	2,407,413

	Expenses:
	Investment advisory	141,633	510,437	452,995	726,784
	Administration	44,260	159,512	141,562	112,159
	Distribution - Class A Shares	55	59	12,119	275
	Distribution - Class C Shares*	—	—	—	—
	Service - Class A Shares	54	59	—	275
	Service - Class C Shares*	—	—	—	—
	Accounting	46,293	51,415	44,613	43,092
	Audit expenses	28,376	32,546	30,098	35,005
	Compliance services	7,131	13,624	12,511	10,999
	Custodian	6,899	15,920	14,614	69,195
	Legal expenses	3,957	12,577	10,863	9,390
	Shareholder Reporting	447	2,449	757	786
	State registration expenses	16,521	21,389	26,814	23,845
	Transfer Agent	10,415	14,184	92,970	42,473
	Trustees	5,425	18,813	17,180	14,392
	Insurance	2,629	10,808	9,014	7,592
	Other	5,748	7,997	5,006	11,667
	Total expenses before fee reductions	319,843	871,789	871,116	1,107,929
Expenses reduced by:	Adviser	(95,117)	(297,800)	(496,975)	(94,488)
	Distributor	(44)	(46)	—	—
	Net Expenses	224,682	573,943	374,141	1,013,441

	Net Investment Income	1,142,977	2,139,416	1,965,182	1,393,972

	Realized and unrealized gains (losses) from investments and foreign currency transactions:
	Net realized gains (losses) from investment transactions	865,059	(5,772,921)	6,273,868	3,562,498
	Net realized gains (losses) from futures contracts	805,794	469,567	(27,644)	—
	Net realized losses from options transactions	(11,643)	—	—	—
	Net realized losses from foreign currency transactions	—	—	—	(1,880,774)
	Net change in unrealized appreciation from investments	247,881	9,185,391	3,407,301	843,136
	Net change in unrealized appreciation/depreciation from futures contracts	(62,352)	23,693	(110,776)	—
	Net change in unrealized appreciation from foreign currency translation	—	—	—	62,449
	Net realized and unrealized gains	1,844,739	3,905,730	9,542,749	2,587,309

	Net Increase in Net Assets Resulting from Operations	$2,987,716	$6,045,146	$11,507,931	$3,981,281

*
Effective as of the close of business on December 23, 2009 and July 15, 2010, Class C Shares were liquidated and no longer offered for the International Equity Fund and Short-Term Bond Fund, respectively.

See Notes to Financial Statements

American Independence Funds
Statements of Changes in Net Assets

	Stock Fund		Fusion Fund	Kansas Tax- Exempt Bond Fund
	For the Years Ended October 31,		For the Period Ended October 31,	For the Years Ended October 31,
	2010	2009	2010*	2010	2009
Investment Operations:
Net investment income (loss)	$520,729	$978,393	$(282,771)	$8,988,554	$8,010,213
Net realized gains (losses)	9,136,591	(1,134,304)	93,355	(187,327)	(158,171)
Net change in unrealized appreciation	10,051,003	11,914,595	137,358	5,723,201	10,301,445
Net increase (decrease) in net assets resulting from operations	19,708,323	11,758,684	(52,058)	14,524,428	18,153,487

Distributions:
From net investment income:
Institutional Class Shares	(927,595)	(1,978,623)	—	(8,888,059)	(7,974,324)
Class A Shares	(33,424)	(8,388)	—	(93,835)	(35,406)
Class C Shares	(755)	(405)	—	(15,674)	(483)
Decrease in net assets from distributions	(961,774)	(1,987,416)	—	(8,997,568)	(8,010,213)

Net increase (decrease) in net assets from capital transactions	(7,757,720)	15,113,163	9,359,106	48,410,553	14,098,747
Total increase in net assets	10,988,829	24,884,431	9,307,048	53,937,413	24,242,021

Net Assets:
Beginning of year	105,403,074	80,518,643	—	229,513,978	205,271,957
End of year	$116,391,903	$105,403,074	$9,307,048	$283,451,391	$229,513,978
Accumulated net investment income	174,841	616,509	—	74,637	83,651

Capital Transactions:
Institutional Class Shares
Proceeds from shares issued	$20,858,481	$30,621,888	$10,548,707	$71,548,352	$47,988,739
Dividends reinvested	536,647	1,113,396	—	1,118,434	1,231,775
Cost of shares redeemed	(34,236,970)	(19,871,969)	(1,189,601)	(29,721,706)	(35,419,896)
Institutional Class Shares capital transactions	(12,841,842)	11,863,315	9,359,106	42,945,080	13,800,618

Class A Shares
Proceeds from shares issued	8,470,288	3,836,223	—	4,975,553	426,403
Dividends reinvested	28,449	8,388	—	55,905	31,242
Cost of shares redeemed	(5,792,656)	(622,990)	—	(514,580)	(196,451)
Class A Shares capital transactions	2,706,081	3,221,621	—	4,516,878	261,194

Class C Shares
Proceeds from shares issued	2,407,496	27,822	—	1,005,157	70,000
Dividends reinvested	755	405	—	6,467	465
Cost of shares redeemed	(30,210)	—	—	(63,029)	(33,530)
Class C Shares capital transactions	2,378,041	28,227	—	948,595	36,935

Net increase (decrease) in net assets from capital share transactions	$(7,757,720)	$15,113,163	$9,359,106	$48,410,553	$14,098,747

Share Transactions:
Institutional Class Shares
Issued	1,598,195	3,009,002	494,635	6,589,000	4,492,368
Reinvested	41,489	116,100	—	103,002	115,842
Redeemed	(2,626,313)	(1,928,685)	(56,333)	(2,736,935)	(3,342,582)
Change in Institutional Class Shares	(986,629)	1,196,417	438,302	3,955,067	1,265,628

Class A Shares
Issued	651,554	380,894	—	456,501	39,459
Reinvested	2,208	876	—	5,150	2,940
Redeemed	(449,084)	(54,514)	—	(47,481)	(18,338)
Change in Class A Shares	204,678	327,256	—	414,170	24,061

Class C Shares
Issued	177,828	2,327	—	92,990	6,554
Reinvested	56	41	—	594	44
Redeemed	(2,361)	—	—	(5,719)	(3,193)
Change in Class C Shares	175,523	2,368	—	87,865	3,405

*	For the period from December 22, 2009, commencement of operations, through October 31, 2010.

See Notes to Financial Statements

American Independence Funds
Statements of Changes in Net Assets - (continued)

	Active Treasury Management Bull/Bear Fund	Intermediate Bond Fund		Short-Term Bond Fund
	For the Period Ended October 31,	For the Years Ended October 31,		For the Years Ended October 31,
	2010*	2010	2009	2010	2009
Investment Operations:
Net investment income	$1,007	$1,142,977	$1,136,165	$2,139,416	$3,506,455
Net realized gains (losses)	199,048	1,659,210	1,051,110	(5,303,354)	(445,716)
Net change in unrealized appreciation	364,328	185,529	2,105,583	9,209,084	102,033
Net increase in net assets resulting from operations	564,383	2,987,716	4,292,858	6,045,146	3,162,772
Distributions:
From net investment income:
Institutional Class Shares	—	(1,265,450)	(1,144,097)	(2,171,683)	(3,469,393)
Class A Shares	—	(707)	(1,125)	(341)	(408)
Class C Shares**	—	—	—	(91)	(215)
From net realized gains:
Institutional Class Shares	—	(734,668)	—	—	(216,319)
Class A Shares	—	(712)	—	—	(25)
Class C Shares**	—	—	—	—	(20)
Decrease in net assets from distributions	—	(2,001,537)	(1,145,222)	(2,172,115)	(3,686,380)
Net increase (decrease) in net assets from capital transactions	16,846,955	5,959,132	(710,285)	(6,027,718)	(43,739,509)
Total increase (decrease) in net assets	17,411,338	6,945,311	2,437,351	(2,154,687)	(44,263,117)
Net Assets:
Beginning of year	—	32,424,413	29,987,062	125,023,644	169,286,761
End of year	$17,411,338	$39,369,724	$32,424,413	$122,868,957	$125,023,644
Accumulated net investment income	6,642	63,394	91,724	228,346	259,844

Capital Transactions:
Institutional Class Shares
Proceeds from shares issued	$11,266,510	$10,557,473	$9,128,281	$30,061,937	$14,982,296
Dividends reinvested	—	1,007,222	504,548	1,060,470	1,720,986
Cost of shares redeemed	(456,134)	(5,577,913)	(10,371,901)	(37,140,728)	(60,445,236)
Institutional Class Shares capital transactions	10,810,376	5,986,782	(739,072)	(6,018,321)	(43,741,954)
Class A Shares
Proceeds from shares issued	6,128,959	7,760	27,927	13,029	810
Dividends reinvested	—	814	877	341	433
Cost of shares redeemed	(92,380)	(36,224)	(17)	(7,666)	(8)
Class A Shares capital transactions	6,036,579	(27,650)	28,787	5,704	1,235
Class C Shares**
Proceeds from shares issued	—	—	—	667	975
Dividends reinvested	—	—	—	91	235
Cost of shares redeemed	—	—	—	(15,859)	—
Class C Shares capital transactions	—	—	—	(15,101)	1,210
Net increase (decrease) in net assets from capital share transactions	$16,846,955	$5,959,132	$(710,285)	$(6,027,718)	$(43,739,509)

Share Transactions:
Institutional Class Shares
Issued	1,092,711	956,683	847,759	2,998,127	1,538,124
Reinvested	—	91,899	47,197	105,891	176,391
Redeemed	(43,545)	(506,057)	(979,542)	(3,690,941)	(6,203,608)
Change in Institutional Class Shares	1,049,166	542,525	(84,586)	(586,923)	(4,489,093)
Class A Shares
Issued	593,701	691	2,626	1,311	83
Reinvested	—	74	82	34	44
Redeemed	(8,784)	(3,277)	(2)	(771)	—
Change in Class A Shares	584,917	(2,512)	2,706	574	127
Class C Shares**
Issued	—	—	—	66	100
Reinvested	—	—	—	10	24
Redeemed	—	—	—	(1,576)	—
Change in Class C Shares	—	—	—	(1,500)	124
*	For the period from July 7, 2010, commencement of operations, through October 31, 2010.
**	Effective as of the close of business on July 15, 2010, Class C Shares were liquidated and no longer offered with respect to Short-Term Bond Fund.

See Notes to Financial Statements

American Independence Funds
Statements of Changes in Net Assets - (continued)

	U.S. Inflation-Indexed Fund		International Equity Fund
	For the Years Ended October 31,		For the Years Ended October 31,
	2010	2009	2010	2009
Investment Operations:
Net investment income (loss)	$1,965,182	$(1,646,974)	$1,393,972	$1,764,726
Net realized gains (losses)	6,246,224	9,848,439	1,681,724	(9,476,695)
Net change in unrealized appreciation	3,296,525	7,810,644	905,585	26,968,465
Net increase in net assets resulting from operations	11,507,931	16,012,109	3,981,281	19,256,496

Distributions:
From net investment income:
Institutional Class Shares	(1,791,048)	(116,262)	(1,067,459)	(1,977,092)
Class A Shares	(67,989)	(808)	(399)	(1,095)
Class C Shares*	—	—	—	(66)
From net realized gains:
Institutional Class Shares	(4,728,962)	—	—	—
Class A Shares	(240,474)	—	—	—
Decrease in net assets from distributions	(6,828,473)	(117,070)	(1,067,858)	(1,978,253)

Net increase (decrease) in net assets from capital transactions	11,274,109	4,798,151	(7,463,853)	5,643,543
Total increase (decrease) in net assets	15,953,567	20,693,190	(4,550,430)	22,921,786

Net Assets:
Beginning of year	106,753,766	86,060,576	96,747,876	73,826,090
End of year	$122,707,333	$106,753,766	$92,197,446	$96,747,876
Accumulated (distributions in excess of) net investment income	107,882	—	(350,173)	467,368

Capital Transactions:
Institutional Class Shares
Proceeds from shares issued	$21,280,705	$4,020,125	$16,970,270	$22,050,598
Dividends reinvested	6,416,105	116,261	577,063	1,062,522
Cost of shares redeemed	(16,341,854)	(3,173,524)	(25,083,557)	(17,456,545)
Institutional Class Shares capital transactions	11,354,956	962,862	(7,536,224)	5,656,575

Class A Shares
Proceeds from shares issued	2,508,106	4,002,896	142,871	4,661
Dividends reinvested	305,950	784	399	1,095
Cost of shares redeemed	(2,894,903)	(168,391)	(63,520)	(18,854)
Class A Shares capital transactions	(80,847)	3,835,289	79,750	(13,098)

Class C Shares*
Proceeds from shares issued	—	—	—	—
Dividends reinvested	—	—	—	66
Cost of shares redeemed	—	—	(7,379)	—
Class C Shares capital transactions	—	—	(7,379)	66

Net increase (decrease) in net assets from capital share transactions	$11,274,109	$4,798,151	$(7,463,853)	$5,643,543

Share Transactions:
Institutional Class Shares
Issued	1,891,982	379,314	1,631,111	2,499,492
Reinvested	590,839	12,111	53,499	125,891
Redeemed	(1,438,793)	(319,820)	(2,399,604)	(1,948,846)
Change in Institutional Class Shares	1,044,028	71,605	(714,994)	676,537

Class A Shares
Issued	224,163	382,388	13,211	554
Reinvested	28,065	83	37	130
Redeemed	(262,112)	(15,955)	(6,072)	(2,446)
Change in Class A Shares	(9,884)	366,516	7,176	(1,762)

Class C Shares*
Issued	—	—	—	—
Reinvested	—	—	—	8
Redeemed	—	—	(685)	—
Change in Class C Shares	—	—	(685)	8

*	Effective as of the close of business on December 23, 2009, Class C Shares were liquidated and no longer offered with respect to International Equity Fund.

See Notes to Financial Statements

American Independence Funds
Financial Highlights
Selected data for a share outstanding throughout the period indicated.

	Per Share Data
		Investment Operations			Distributions From
	Net Asset Value Beginning of Period	Net investment income (loss)	Net realized and unrealized gains (losses)	Increase (Decrease) from operations	Net investment income	Net realized gains	Total Distributions	Net Asset Value, End of Period
Stock Fund

Institutional Class Shares
For the year ended
10/31/2010	$11.93	$0.06	$2.26	$2.32	$(0.11)	$—	$(0.11)	$14.14
10/31/2009	$11.01	$0.11	$1.07	$1.18	$(0.26)	$—	$(0.26)	$11.93
10/31/2008	$17.29	$0.30	$(3.47)	$(3.17)	$(0.32)	$(2.79)	$(3.11)	$11.01
10/31/2007	$16.07	$0.31	$2.31	$2.62	$(0.28)	$(1.12)	$(1.40)	$17.29
10/31/2006	$14.39	$0.27	$1.63	$1.90	$(0.22)	$—	$(0.22)	$16.07

Class A Shares
For the year ended
10/31/2010	$11.85	$0.01	$2.26	$2.27	$(0.08)	$—	$(0.08)	$14.04
10/31/2009	$10.93	$0.14	$0.99	$1.13	$(0.21)	$—	$(0.21)	$11.85
10/31/2008	$17.17	$0.28	$(3.50)	$(3.22)	$(0.23)	$(2.79)	$(3.02)	$10.93
10/31/2007	$16.03	$0.22	$2.29	$2.51	$(0.25)	$(1.12)	$(1.37)	$17.17
For the period from
3/20/2006 (d) thru 10/31/2006	$15.09	$0.05	$0.89	$0.94	$—	$—	$—	$16.03

Class C Shares
For the year ended
10/31/2010	$12.18	$(0.06)	$2.29	$2.23	$(0.03)	$—	$(0.03)	$14.38
10/31/2009	$11.22	$0.06	$1.04	$1.10	$(0.14)	$—	$(0.14)	$12.18
10/31/2008	$17.16	$0.24	$(3.18)	$(2.94)	$(0.21)	$(2.79)	$(3.00)	$11.22
For the period from
9/24/2007 (d) thru 10/31/2007	$16.63	$(0.01)	$0.54	$0.53	$—	$—	$—	$17.16

Fusion Fund

Institutional Class Shares
For the period from
12/22/2009 (d) thru 10/31/2010	$21.42	$(0.65)	$0.46	$(0.19)	$—	$—	$—	$21.23

(a)	Ratio calculation excludes dividend and interest expense on securities sold short.
(b)	During the period certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(d)	Date of commencement of operations.
*	Not annualized for periods less than one year.
**	Annualized for periods less than one year.

See Notes to Financial Statements

	Ratios/Supplemental Data

	Total Return (excludes sales charge)*	Net Assets at end of period (000's)	Ratio of net expenses to average net assets**	Ratio of net expenses to average net assets(a)**	Ratio of gross expenses to average net assets(b)**	Ratio of net investment income (loss) to average net assets**	Portfolio turnover rate(c)*
Stock Fund

Institutional Class Shares
For the year ended
10/31/2010	19.53%	$105,832	1.03%	1.03%	1.46%	0.51%	181%
10/31/2009	11.32%	$101,045	0.96%	0.96%	1.40%	1.14%	242%
10/31/2008	(22.26%)	$80,102	0.89%	0.89%	1.37%	2.13%	284%
10/31/2007	17.31%	$112,735	0.89%	0.89%	1.41%	1.75%	219%
10/31/2006	13.34%	$107,299	1.02%	1.02%	1.52%	1.79%	49%

Class A Shares
For the year ended
10/31/2010	19.19%	$7,962	1.37%	1.37%	1.80%	0.18%	181%
10/31/2009	10.80%	$4,295	1.47%	1.47%	1.88%	0.13%	242%
10/31/2008	(22.65%)	$385	1.39%	1.39%	1.88%	1.70%	284%
10/31/2007	16.59%	$328	1.39%	1.39%	1.91%	1.24%	219%
For the period from
3/20/2006 (d) thru 10/31/2006	6.23%	$271	1.73%	1.73%	2.30%	1.20%	49%

Class C Shares
For the year ended
10/31/2010	18.34%	$2,598	2.04%	2.04%	2.47%	(0.49%)	181%
10/31/2009	10.14%	$63	1.96%	1.96%	2.39%	0.02%	242%
10/31/2008	(20.65%)	$31	1.89%	1.89%	2.38%	1.19%	284%
For the period from
9/24/2007 (d) thru 10/31/2007	3.19%	$15	1.89%	1.89%	2.36%	(0.35%)	219%

Fusion Fund

Institutional Class Shares
For the period from
12/22/2009 (d) thru 10/31/2010	(0.93%)	$9,307	4.32%	1.90%	5.24%	(3.82%)	349%

(a)	Ratio calculation excludes dividend and interest expense on securities sold short.
(b)	During the period certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(d)	Date of commencement of operations.
*	Not annualized for periods less than one year.
**	Annualized for periods less than one year.

See Notes to Financial Statements

American Independence Funds
Financial Highlights
Selected data for a share outstanding throughout the period indicated.

	Per Share Data
		Investment Operations				Distributions From
	Net Asset Value Beginning of Period	Net investment income		Net realized and unrealized gains (losses)	Increase (Decrease) from operations	Net investment income	Net realized gains	Total Distributions	Net Asset Value, End of Period
Kansas Tax-Exempt Bond Fund

Institutional Class Shares
For the year ended
10/31/2010	$10.73	$0.38		$0.23	$0.61	$(0.38)	$—	$(0.38)	$10.96
10/31/2009	$10.21	$0.40		$0.52	$0.92	$(0.40)	$—	$(0.40)	$10.73
10/31/2008	$10.58	$0.41		$(0.37)	$0.04	$(0.41)	$—	$(0.41)	$10.21
10/31/2007	$10.70	$0.44		$(0.12)	$0.32	$(0.44)	$—	$(0.44)	$10.58
10/31/2006	$10.67	$0.44		$0.03	$0.47	$(0.44)	$—	$(0.44)	$10.70

Class A Shares
For the year ended
10/31/2010	$10.72	$0.35		$0.24	$0.59	$(0.35)	$—	$(0.35)	$10.96
10/31/2009	$10.21	$0.36		$0.51	$0.87	$(0.36)	$—	$(0.36)	$10.72
10/31/2008	$10.58	$0.38		$(0.37)	$0.01	$(0.38)	$—	$(0.38)	$10.21
10/31/2007	$10.70	$0.40		$(0.13)	$0.27	$(0.39)	$—	$(0.39)	$10.58
10/31/2006	$10.66	$0.41		$0.03	$0.44	$(0.40)	$—	$(0.40)	$10.70

Class C Shares
For the year ended
10/31/2010	$10.73	$0.29		$0.23	$0.52	$(0.29)	$—	$(0.29)	$10.96
10/31/2009	$10.21	$0.31		$0.52	$0.83	$(0.31)	$—	$(0.31)	$10.73
10/31/2008	$10.58	$0.29		$(0.37)	$(0.08)	$(0.29)	$—	$(0.29)	$10.21
For the period from
5/22/2007 (c) thru 10/31/2007	$10.60	$0.15		$(0.02)	$0.13	$(0.15)	$—	$(0.15)	$10.58

Active Treasury Management Bull/Bear Fund

Institutional Class Shares
For the period from
7/8/2010 (c) thru 10/31/2010	$10.00	$0.00	^	$0.66	$0.66	$—	$—	$—	$10.66

Class A Shares
For the period from
7/7/2010 (c) thru 10/31/2010	$10.00	$0.00	^	$0.65	$0.65	$—	$—	$—	$10.65

(a)	During the period certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(b)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(c)	Date of commencement of operations.
*	Not annualized for periods less than one year.
**	Annualized for periods less than one year.
^	Rounds to less than $0.01.

See Notes to Financial Statements

	Ratios/Supplemental Data

	Total Return (excludes sales charge)*	Net Assets at end of period (000's)	Ratio of net expenses to average net assets**	Ratio of gross expenses to average net assets(a)**	Ratio of net investment income (loss) to average net assets**	Portfolio turnover rate(b)*
Kansas Tax-Exempt Bond Fund

Institutional Class Shares
For the year ended
10/31/2010	5.82%	$276,535	0.40%	0.56%	3.53%	8%
10/31/2009	9.16%	$228,132	0.40%	0.57%	3.81%	14%
10/31/2008	0.38%	$204,236	0.40%	0.62%	3.94%	7%
10/31/2007	3.07%	$179,703	0.40%	0.69%	4.14%	9%
10/31/2006	4.47%	$158,225	0.47%	0.75%	4.10%	37%

Class A Shares
For the year ended
10/31/2010	5.56%	$5,881	0.80%	1.06%	3.13%	8%
10/31/2009	8.61%	$1,312	0.80%	1.07%	3.42%	14%
10/31/2008	0.03%	$1,003	0.80%	1.13%	3.54%	7%
10/31/2007	2.62%	$845	0.80%	1.19%	3.74%	9%
10/31/2006	4.17%	$762	0.85%	1.28%	3.71%	37%

Class C Shares
For the year ended
10/31/2010	4.90%	$1,035	1.40%	1.56%	2.53%	8%
10/31/2009	8.23%	$70	1.38%	1.56%	2.89%	14%
10/31/2008	(0.84%)	$32	1.40%	1.63%	2.94%	7%
For the period from
5/22/2007 (c) thru 10/31/2007	1.40%	$33	1.40%	1.68%	3.15%	9%

Active Treasury Management Bull/Bear Fund

Institutional Class Shares
For the period from
7/8/2010 (c) thru 10/31/2010	6.60%	$11,183	0.90%	3.10%	0.17%	324%

Class A Shares
For the period from
7/7/2010 (c) thru 10/31/2010	6.50%	$6,228	1.25%	3.45%	(0.22%)	324%

(a)	During the period certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(b)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(c)	Date of commencement of operations.
*	Not annualized for periods less than one year.
**	Annualized for periods less than one year.
^	Rounds to less than $0.01.

See Notes to Financial Statements

American Independence Funds
Financial Highlights
Selected data for a share outstanding throughout the period indicated.

	Per Share Data
		Investment Operations			Distributions From
	Net Asset Value Beginning of Period	Net investment income	Net realized and unrealized gains (losses)	Increase from operations	Net investment income	Net realized gains	Total Distributions	Net Asset Value, End of Period
Intermediate Bond Fund

Institutional Class Shares
For the year ended
10/31/2010	$11.07	$0.36	$0.56	$0.92	$(0.40)	$(0.24)	$(0.64)	$11.35
10/31/2009	$9.96	$0.42	$1.11	$1.53	$(0.42)	$—	$(0.42)	$11.07
10/31/2008	$10.22	$0.43	$(0.24)	$0.19	$(0.45)	$—	$(0.45)	$9.96
10/31/2007	$10.13	$0.44	$0.09	$0.53	$(0.44)	$—	$(0.44)	$10.22
10/31/2006	$10.17	$0.43	$(0.04)	$0.39	$(0.43)	$(0.00)^	$(0.43)	$10.13

Class A Shares
For the year ended
10/31/2010	$11.13	$0.37	$0.53	$0.90	$(0.37)	$(0.24)	$(0.61)	$11.42
10/31/2009	$9.95	$0.40	$1.18	$1.58	$(0.40)	$—	$(0.40)	$11.13
10/31/2008	$10.22	$0.41	$(0.26)	$0.15	$(0.42)	$—	$(0.42)	$9.95
10/31/2007	$10.13	$0.40	$0.09	$0.49	$(0.40)	$—	$(0.40)	$10.22
For the period from
5/3/2006 (c) thru 10/31/2006	$10.00	$0.22	$0.13	$0.35	$(0.22)	$—	$(0.22)	$10.13

Short-Term Bond Fund

Institutional Class Shares
For the year ended
10/31/2010	$9.87	$0.17	$0.30	$0.47	$(0.17)	$—	$(0.17)	$10.17
10/31/2009	$9.87	$0.25	$0.01	$0.26	$(0.25)	$(0.01)	$(0.26)	$9.87
10/31/2008	$10.07	$0.38	$(0.21)	$0.17	$(0.37)	$—	$(0.37)	$9.87
10/31/2007	$9.97	$0.43	$0.10	$0.53	$(0.43)	$—	$(0.43)	$10.07
10/31/2006	$9.97	$0.39	$0.01	$0.40	$(0.40)	$(0.00)^	$(0.40)	$9.97

Class A Shares
For the year ended
10/31/2010	$9.86	$0.14	$0.31	$0.45	$(0.15)	$—	$(0.15)	$10.16
10/31/2009	$9.86	$0.22	$0.01	$0.23	$(0.22)	$(0.01)	$(0.23)	$9.86
10/31/2008	$10.07	$0.36	$(0.20)	$0.16	$(0.37)	$—	$(0.37)	$9.86
10/31/2007	$9.96	$0.40	$0.11	$0.51	$(0.40)	$—	$(0.40)	$10.07
For the period from
5/3/2006 (c) thru 10/31/2006	$9.94	$0.20	$0.02	$0.22	$(0.20)	$—	$(0.20)	$9.96

(a)	During the period certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(b)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(c)	Date of commencement of operations.
*	Not annualized for periods less than one year.
**	Annualized for periods less than one year.
^	Rounds to less than $0.01.

See Notes to Financial Statements

	Ratios/Supplemental Data

	Total Return (excludes sales charge)*	Net Assets at end of period (000's)	Ratio of net expenses to average net assets**	Ratio of gross expenses to average net assets(a)**	Ratio of net investment income to average net assets**	Portfolio turnover rate(b)*
Intermediate Bond Fund

Institutional Class Shares
For the year ended
10/31/2010	8.65%	$39,348	0.63%	0.90%	3.23%	346%
10/31/2009	15.62%	$32,375	0.60%	0.83%	3.93%	426%
10/31/2008	1.81%	$29,970	0.56%	1.02%	4.18%	289%
10/31/2007	5.38%	$35,285	0.56%	1.07%	4.29%	18%
10/31/2006	3.99%	$48,211	0.63%	0.99%	4.28%	21%

Class A Shares
For the year ended
10/31/2010	8.38%	$22	0.92%	1.39%	2.94%	346%
10/31/2009	16.09%	$49	0.88%	1.29%	3.50%	426%
10/31/2008	1.44%	$17	0.86%	1.53%	3.90%	289%
10/31/2007	5.08%	$13	0.86%	1.56%	4.01%	18%
For the period from
5/3/2006 (c) thru 10/31/2006	3.45%	$11	0.86%	1.29%	4.00%	21%

Short-Term Bond Fund

Institutional Class Shares
For the year ended
10/31/2010	4.83%	$122,844	0.45%	0.68%	1.68%	52%
10/31/2009	2.71%	$124,990	0.45%	0.64%	2.62%	61%
10/31/2008	1.66%	$169,256	0.45%	0.73%	3.53%	45%
10/31/2007	5.48%	$62,514	0.45%	0.94%	4.32%	67%
10/31/2006	4.13%	$56,247	0.52%	1.00%	3.94%	32%

Class A Shares
For the year ended
10/31/2010	4.60%	$25	0.70%	1.18%	1.43%	52%
10/31/2009	2.45%	$19	0.70%	1.14%	2.31%	61%
10/31/2008	1.50%	$17	0.73%	1.35%	3.47%	45%
10/31/2007	5.20%	$15	0.75%	1.44%	4.03%	67%
For the period from
5/3/2006 (c) thru 10/31/2006	2.21%	$12	0.75%	1.34%	4.01%	32%

(a)	During the period certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(b)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(c)	Date of commencement of operations.
*	Not annualized for periods less than one year.
**	Annualized for periods less than one year.
^	Rounds to less than $0.01.

See Notes to Financial Statements

American Independence Funds
Financial Highlights
Selected data for a share outstanding throughout the period indicated.

	Per Share Data
		Investment Operations			Distributions From
	Net Asset Value Beginning of Period	Net investment income (loss)	Net realized and unrealized gains (losses)	Increase (Decrease) from operations	Net investment income	Net realized gains	Capital	Total Distributions
U.S. Inflation-Indexed Fund

Institutional Class Shares
For the year ended
10/31/2010	$11.26	$0.19	$0.92	$1.11	$(0.18)	$(0.52)	$—	$(0.70)
10/31/2009	$9.52	$(0.55)	$2.30	$1.75	$(0.01)	$—	$—	$(0.01)
For the period from
1/1/2008 thru 10/31/2008 (c)	$10.57	$0.30	$(1.03)	$(0.73)	$(0.32)	$—	$—	$(0.32)

For the year ended
12/31/2007†	$10.03	$0.56	$0.53	$1.09	$(0.55)	$—	$—	$(0.55)
12/31/2006†	$10.34	$0.34	$(0.25)	$0.09	$(0.34)	$(0.00)^	$(0.06)	$(0.40)
12/31/2005†	$10.67	$0.53	$(0.17)	$0.36	$(0.53)	$(0.16)	$—	$(0.69)

Class A Shares
For the year ended
10/31/2010	$11.33	$0.17	$0.91	$1.08	$(0.16)	$(0.52)	$—	$(0.68)
10/31/2009	$9.60	$0.54	$1.20	$1.74	$(0.01)	$—	$—	$(0.01)
For the period from
5/16/2008 (d) thru 10/31/2008	$10.81	$0.06	$(1.22)	$(1.16)	$(0.05)	$—	$—	$(0.05)

International Equity Fund

Institutional Class Shares
For the year ended
10/31/2010	$10.81	$0.16	$0.34	$0.50	$(0.12)	$—	$—	$(0.12)
10/31/2009	$8.92	$0.19	$1.93	$2.12	$(0.23)	$—	$—	$(0.23)
10/31/2008	$16.80	$0.24	$(6.94)	$(6.70)	$(0.24)	$(0.94)	$—	$(1.18)
10/31/2007	$16.51	$0.29	$3.55	$3.84	$(0.17)	$(3.38)	$—	$(3.55)
10/31/2006	$14.29	$0.26	$3.15	$3.41	$(0.27)	$(0.92)	$—	$(1.19)

Class A Shares
For the year ended
10/31/2010	$10.77	$0.11	$0.33	$0.44	$(0.08)	$—	$—	$(0.08)
10/31/2009	$8.87	$0.14	$1.93	$2.07	$(0.17)	$—	$—	$(0.17)
10/31/2008	$16.69	$0.15	$(6.88)	$(6.73)	$(0.15)	$(0.94)	$—	$(1.09)
10/31/2007	$16.45	$0.26	$3.49	$3.75	$(0.13)	$(3.38)	$—	$(3.51)
For the period from
5/3/2006 (d) thru 10/31/2006	$15.42	$0.07	$0.96	$1.03	$—	$—	$—	$—

(a)	During the period certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(b)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(c)	For the period January 1, 2008 through October 31, 2008. Prior to January 1, 2008, the fiscal year end was December 31.
(d)	Date of commencement of operations.
*	Not annualized for periods less than one year.
**	Annualized for periods less than one year.
†	Information provided is that of the Advisor Class shares of the predecessor fund, the FFTW U.S. Inflation-Indexed Portfolio. (See Note 1)
^	Rounds to less than $0.01.

See Notes to Financial Statements

		Ratios/Supplemental Data

	Net Asset Value, End of Period	Total Return (excludes sales charge)*	Net Assets at end of period (000's)	Ratio of net expenses to average net assets**	Ratio of gross expenses to average net assets(a)**	Ratio of net investment income (loss) to average net assets**	Portfolio turnover rate(b)*
U.S. Inflation-Indexed Fund

Institutional Class Shares
For the year ended
10/31/2010	$11.67	10.40%	$117,680	0.32%	0.76%	1.75%	260%
10/31/2009	$11.26	18.44%	$101,789	0.32%	0.73%	(5.38%)	189%
For the period from
1/1/2008 thru 10/31/2008 (c)	$9.52	(7.24%)	$85,371	0.33%	0.61%	3.37%	204%

For the year ended
12/31/2007†	$10.57	11.25%	$95,029	0.35%	0.73%	5.38%	316%
12/31/2006†	$10.03	1.00%	$107,830	0.35%	0.62%	3.33%	522%
12/31/2005†	$10.34	3.44%	$108,422	0.35%	0.60%	5.08%	637%

Class A Shares
For the year ended
10/31/2010	$11.73	10.04%	$5,027	0.57%	1.01%	1.50%	260%
10/31/2009	$11.33	18.16%	$4,965	0.57%	0.97%	(5.56%)	189%
For the period from
5/16/2008 (d) thru 10/31/2008	$9.60	(7.12%)	$690	0.57%	3.03%	7.72%	204%

International Equity Fund

Institutional Class Shares
For the year ended
10/31/2010	$11.19	4.67%	$92,066	1.13%	1.23%	1.55%	439%
10/31/2009	$10.81	24.48%	$96,691	1.06%	1.33%	2.19%	186%
10/31/2008	$8.92	(42.55%)	$73,764	0.99%	1.12%	1.82%	47%
10/31/2007	$16.80	27.34%	$138,238	0.99%	1.24%	1.75%	35%
10/31/2006	$16.51	25.21%	$115,048	1.07%	1.34%	1.72%	110%

Class A Shares
For the year ended
10/31/2010	$11.13	4.07%	$131	1.63%	1.73%	1.05%	439%
10/31/2009	$10.77	23.85%	$50	1.55%	1.83%	1.60%	186%
10/31/2008	$8.87	(42.81%)	$57	1.49%	1.61%	1.11%	47%
10/31/2007	$16.69	26.79%	$95	1.49%	1.74%	1.39%	35%
For the period from
5/3/2006 (d) thru 10/31/2006	$16.45	6.68%	$69	1.49%	1.73%	1.20%	110%

(a)	During the period certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(b)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(c)	For the period January 1, 2008 through October 31, 2008. Prior to January 1, 2008, the fiscal year end was December 31.
(d)	Date of commencement of operations.
*	Not annualized for periods less than one year.
**	Annualized for periods less than one year.
†	Information provided is that of the Advisor Class shares of the predecessor fund, the FFTW U.S. Inflation-Indexed Portfolio. (See Note 1)
^	Rounds to less than $0.01.

See Notes to Financial Statements

American Independence Funds

Notes to Financial Statements
October 31, 2010

1.	Organization:

The American Independence Funds Trust (the “Trust”) was established as a Delaware business trust on October 7, 2004 as Adventus Funds Trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was subsequently renamed on June 10, 2005 as Arrivato Funds Trust. Effective March 2, 2006, the name of the Trust was changed to American Independence Funds Trust in connection with the Trust’s reorganization and merger with the former American Independence Funds Trust.

As of October 31, 2010, the Trust offered thirteen (13) series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the funds listed below (individually, a “Fund”; collectively, the “Funds”). The financial statements for the other five funds can be found in a separate report.

Stock Fund
Fusion Fund*
Kansas Tax-Exempt Bond Fund
Active Treasury Management Bull/Bear Fund**
Intermediate Bond Fund
Short-Term Bond Fund
U.S. Inflation-Indexed Fund
International Equity Fund

*   Inception date December 22, 2009
** Inception date July 7, 2010

The Trust is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001 each. The Stock Fund, Kansas Tax-Exempt Bond Fund and U.S. Inflation-Indexed Fund offer three classes of shares: Class A, Class C and Institutional Class. The other Funds offer Class A and Institutional Class Shares only. Each share class is identical except as to distribution and service fees borne by each class. Income and realized/unrealized gains or losses are allocated to each class based on relative net assets. Each share represents an equal proportionate interest in a Fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund. Prior to the March 2, 2006 reorganization of the Trust described above, the predecessor funds offered Premium and Service Class shares (except for the predecessor Kansas Tax-Exempt Bond Fund, which offered Institutional Class and Class A shares, and the U.S. Inflation-Indexed Fund, which was part of a different reorganization as described below and offered Advisor Class and Investor Class shares). The Service Class shares of each of the predecessor funds reorganized into the Institutional Class of the Trust’s Funds. The Institutional Class and Class A shares of the predecessor Kansas Tax-Exempt Bond Fund reorganized into the Institutional Class and Class A shares of the Kansas Tax-Exempt Bond Fund. The Investor Class and Advisor Class shares of the predecessor fund (FFTW U.S. Inflation-Indexed Portfolio) reorganized into the Institutional Class shares of the U.S. Inflation-Indexed Fund.

On June 25, 2010, the Board of the Trustees approved a proposal to liquidate the International Bond Fund. Effective October 8, 2010, International Bond Fund ceased its operations.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Use of Estimates

The preparation of the financial statements in conformity with U.S. GAAP requires the Funds to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. The Funds believe that the estimates utilized in preparing the financial statements are reasonable and prudent, however, actual results could differ from these estimates.

Investment Valuation

Portfolio securities listed or traded on domestic securities exchanges or the Nasdaq are valued at the market value as of the close of regular trading on the New York Stock Exchange (“NYSE”), usually 4:00 p.m. Eastern Time (“Valuation Time”). If there have been no sales for that day on any exchange or system for a security, the security is valued at the mean between the closing bid and asked quotes on the exchange or system where the security is principally traded or at the Nasdaq official closing price, if applicable. Debt securities held by a Fund generally are valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Short-term debt investments having maturities of 60 days or less are valued at amortized cost, which approximates fair value. Investments in investment companies are valued at their net asset values as reported by such companies. The differences between cost and fair values of such investments are reflected as unrealized appreciation or depreciation.

American Independence Funds

2.	Significant Accounting Policies (Continued):

Most securities listed on a foreign exchange are valued either at the last sale price at the close of the exchange on which the security is principally traded or at fair value (see description below). Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Securities for which market quotations are not readily available are valued at fair value by American Independence Financial Services, LLC (“AIFS” or the “Adviser”) or the Sub-Adviser in accordance with guidelines approved by the Trust’s Board of Trustees. For securities traded principally on foreign exchanges, the Funds may use fair value pricing if an event occurs after the close of trading of the principal foreign exchange on which a security is traded, but before calculation of a Fund’s NAV, which a Fund believes affects the value of the security since its last market quotation.  Such events may involve situations relating to a single issuer (such as news related to the issuer announces after the close of the principal foreign exchange), or situations relating to sectors of the market or the markets in general (such as significant fluctuations in the U.S. or foreign markets or significant changes in exchange rates, natural disasters, armed conflicts, or governmental actions). In determining whether a significant event has occurred with respect to securities traded principally in foreign markets, the Funds may engage a third party fair value service provider to systematically recommend the adjustment of closing market prices of non-U.S. securities based upon changes in a designated U.S. securities market index occurring from the time of the close of the relevant foreign market and the close of the NYSE.

FASB ASC 820, “Fair Value Measurements” establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

• Level 1 – quoted prices in active markets for identical securities

• Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The aggregate value by input level, as of October 31, 2010, for each Fund’s investments, as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining value, is included in each Fund’s schedule of portfolio investments, which also includes a breakdown of the Fund’s investments by geographic or industry concentration.

Securities Purchased on a When-issued Basis

Each Fund may purchase securities on a “when-issued” basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and/or yield, thereby involving the risk that the price and/or yield obtained may be more or less than those available in the market when delivery takes place. At the time a Fund makes the commitment to purchase a security on a when-issued basis, the Fund records the transaction and reflects the value of the security in determining net asset value. Normally, the settlement date occurs within one month of the purchase. No payment is made by the Fund and no interest accrues to the Fund during the period between purchase and settlement. The Fund establishes a segregated account in which it maintains cash and marketable securities at least equal in value to commitments for when-issued securities.

Repurchase Agreements

The Funds may enter into repurchase agreements with financial institutions, such as banks or broker-dealers, which AIFS deems creditworthy. Under a repurchase agreement a fund acquires securities and obtains a simultaneous commitment from the seller to repurchase the securities at a specified time and at an agreed-upon yield. The agreements are fully collateralized, and the values of the collateral, including accrued interest, are marked-to-marketed daily. If the seller should default on its obligation to repurchase the securities, a Fund may experience a loss of income, a decrease in the value of any collateral, problems in exercising its rights to the underlying securities, and costs and time delays in connection with the disposition of such securities.

Investment Transactions and Related Income

During the period, security transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, however, security transactions are accounted for on trade date on the last business day of the reporting period. Net realized gains and/or losses from sales of securities are determined on the specific identification cost method. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or the accretion of discounts. Dividend income is recorded on the ex-dividend date. Income and realized and unrealized gains and/or losses are allocated among the classes based upon the proportion of relative net assets.

Securities Sold Short

As a portfolio management strategy, the Fusion Fund, Active Treasury Management Bull/Bear Fund and U.S. Inflation-Indexed Fund may engage in short sales of securities, which result in obligations of the Funds to make a future delivery of a specific security. These obligations are subject to the risk that the security’s market price at the delivery date will exceed the amount of proceeds initially received and that the Funds may be required to purchase the security at prevailing market prices (or deliver the security if owned by the Funds) and thus realize a loss on the transaction. Obligations under short sales are reported as liabilities and are adjusted to the current fair value of the securities to be delivered. Securities sold short are collateralized by cash held with the broker.

American Independence Funds

2.	Significant Accounting Policies (Continued):

Expenses

Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses which are attributable to more than one Fund of the Trust are allocated among the respective funds based on relative daily net assets or another appropriate basis. Expenses specific to a class are charged to that class.

Distributions to Shareholders

Distributions from net investment income for the Kansas Tax-Exempt Bond Fund, Intermediate Bond Fund, Short-Term Bond Fund, and the U.S. Inflation-Indexed Fund are declared and paid monthly. Distributions from net investment income, if any, for the Stock Fund, Fusion Fund, Active Treasury Management Bull/Bear Fund, and the International Equity Fund are declared and paid annually. Distributions from net realized capital gains, if any, are distributed at least annually.

Distributions from net investment income and from net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are primarily due to differing treatments for mortgage-backed securities and deferrals of certain losses.

These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclassification of market discounts, gain/loss, paydowns and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassifications. Distributions to shareholders, which exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes, are reported as distributions in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of capital.

Federal Income Taxes

The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions from net investment income and from net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

Recent Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board (“FASB”) issued new guidance as an amendment to fair value measurements and disclosures. The new guidance adds new requirements for disclosure about transfers into and out of Level 1 and Level 2 fair value measurements and separate disclosures about purchases, sales, issuances, and settlements relating to Level 3 measurements. The guidance also clarifies existing fair value disclosures about the Level of disaggregation and about inputs and valuation techniques in Level 2 and Level 3 fair value measurements. The amendment is effective for interim and annual reporting periods beginning after December 15, 2009, except for Level 3 reconciliation disclosures which are effective for interim and annual periods beginning after December 15, 2010. The Funds do not expect the implications of this guidance to have a material impact on its financial statements.

3.	Related Party Transactions:

AIFS serves as an investment adviser to the Funds pursuant to an investment advisory agreement between the Trust and AIFS, under which the Adviser is entitled to receive an annual fee, computed daily and paid monthly, equal to the percentages of the Funds’ average daily net assets as indicated in the table below. The Adviser is responsible for the investment management oversight in its role as investment adviser to all of the Funds.

Fees
Stock Fund	1.00%
Fusion Fund	1.40%
Kansas Tax-Exempt Bond Fund	0.30%
Active Treasury Management Bull/Bear Fund	0.50%
Intermediate Bond Fund	0.40%
Short-Term Bond Fund	0.40%
U.S. Inflation-Indexed Fund	0.40%
International Equity Fund	0.81%

The Trust has engaged Fischer Francis Trees & Watts, Inc., and its affiliates, as sub-advisers for the Intermediate Bond Fund, Short-Term Bond Fund, and U.S. Inflation-Indexed Fund, and Securities Global Investors, LLC as sub-advisor for the International Equity Fund.

The Board of Trustees has approved each of these agreements on behalf of the Trust. Please see the section in this report entitled Additional Fund Information for details regarding the deliberations of the Board with respect to these agreements.

Fischer Francis Trees & Watts, Inc. is a New York corporation and its three affiliates, Fischer Francis Trees & Watts, a corporate partnership organized under the laws of the United Kingdom, Fisher Francis Trees & Watts, PTD Ltd, a Singapore corporation, and Fischer Francis Trees & Watts, Ltd Kabushiki Kasha, a Japanese corporation, are collectively referred to as “FFTW’. The agreements between FFTW and AIFS on behalf of the Trust were approved by shareholders at meetings held in 2008.

American Independence Funds

3.	Related Party Transactions (Continued):

Securities Global Investors, LLC (“SGI”) is located at 801 Montgomery Street, 2nd Floor, San Francisco, California 94133. SGI is a wholly owned subsidiary of Security Benefit Corporation. Security Benefit Corporation is a wholly owned subsidiary of Security Benefit Mutual Holding Company. SGI and Security Investors, LLC are located at One Security Benefit Place, Topeka, Kansas 66636, operate as SGI, the investment advisory arm of Security Benefit Corporation.

AIFS has contractually agreed to waive a portion of its management fee and to reimburse expenses, the expense limitation agreement, in order to maintain the Funds’ total operating expenses at not more than the following percentages of average annual net assets:

Fund	Institutional Class	Class A	Class C
Stock Fund	1.06%(1)	1.31%(1)	2.06%(1)
Fusion Fund	1.90%(1)	2.40%(1)	N/A
Kansas Tax-Exempt Bond Fund	0.40%(1)	0.80%(1)	1.40%(1)
ATM Bull-Bear Fund	0.60%(1)	0.95%(1)	N/A
Intermediate Bond Fund	0.65%(1)	0.95%(1)	N/A
Short-Term Bond Fund	0.45%(1)	0.70%(1)	N/A
U.S. Inflation-Indexed Fund	0.32%(2)	0.57%(2)	1.32%(2)
International Equity Fund	1.15%(1)	1.65%(1)	N/A

(1)      Effective thru March 1, 2011
(2)      Effective thru March 31, 2013

Prior to March 1, 2010, the total operating expenses of the Funds noted below were maintained at the following levels (all other Funds were maintained at the same level as in the table above):

Fund	Institutional Class	Class A	Class C
Stock Fund	0.99%	1.49%	1.99%
Intermediate Bond Fund	0.60%	0.90%	N/A
International Equity Fund	1.09%	1.59%	N/A

Under the terms of the expense limitation agreement, any such waiver or reimbursement is subject to later adjustment to allow the Advisor to recoup amounts waived or reimbursed to the extent total annual operating expenses (excluding any taxes, interest, expenses relating to short dividends, brokerage fees and non-routine expenses) for a fiscal year do not exceed the expense limit that was in place at the time the fees were waived or expenses were assumed. The Advisor shall only be entitled to recoup amounts for a period of three years from the date such amount was waived or reimbursed. No reimbursement will be sought for the period ended prior to March 1, 2010 for the Stock Fund, Kansas Tax-Exempt Bond Fund, Intermediate Bond Fund, Short-Term Bond Fund, U.S. Inflation-Indexed Fund and International Equity Fund.

The following table presents amounts eligible for recovery at October 31, 2010:

	Stock Fund	Fusion Fund	Kansas Tax- Exempt Bond Fund	Active Treasury Management Bull/Bear Fund	Intermediate Bond Fund	Short-Term Bond Fund	U.S. Inflation- Indexed Fund	International Equity Fund
For eligible expense reimbursements expiring October 31,
2013	$298,876	$67,961	$279,351	$52,446	$60,360	$193,449	$342,421	$54,129

AIFS also provides certain administrative services necessary for the Funds’ operations. The Funds are charged a fee for the services provided, and this fee is calculated based on each Fund’s average daily net assets at annual rate of 0.125%.

Effective October 18, 2010, AIFS has entered into an agreement with UMB Fund Services, Inc. (“UMBFS”) whereby UMBFS provides the Funds with sub-administration services pursuant to an administrative services agreement approved by the Board. For the services it provides, UMBFS earns a fee based on the aggregate net assets of all Funds in the Trust. AIFS pays UMBFS and not the Funds.

Prior to October 18, 2010, JP Morgan Worldwide Securities Services (“JP Morgan”) provided the Funds with sub-administration services pursuant to an administrative services agreement approved by the board. For the services it provided, JP Morgan earned a fee based on the aggregate net assets of all Funds in the Trust, paid by AIFS and not the Funds.

Other principal service providers of the Funds include the following:

Pursuant to the Fund Accounting Services Agreement, effective October 18, 2010, UMBFS serves as the Trust’s fund accounting agent. Prior to October 18, 2010, JP Morgan served as the Trust’s fund accounting agent.

Effective October 25, 2010, the Trust entered into a distribution agreement on behalf of the Funds with Matrix Capital Group, Inc. Prior to October 25, 2010, Foreside Distribution Services, L.P. served as the Funds’ distributor pursuant to a distribution agreement approved by the Board.

American Independence Funds

3.	Related Party Transactions (Continued):

Effective September 24, 2010, the Trust has contracted with Compliance Solutions Associates LLC (“CSA”) to provide services with respect to the monitoring of the Trust’s compliance program pursuant to rule 38a-1 of the 1940 Act. CSA has designated Paul Brook as the Trust’s Chief Compliance Officer. For these services, the Trust pays CSA a monthly fee, plus any out-of-pocket expenses. The fees are allocated amongst the funds by first allocating half the fees evenly across the funds and then the other half on a pro rata basis based on average net assets.

Prior to September 24, 2010, Alaric Compliance Services LLC (“Alaric”) provided compliance services with respect to the monitoring of the Trust’s compliance program pursuant to rule 38a-1 of the 1940 Act. Edward Cook was designated as the Trust’s Chief Compliance Officer by Alaric. For these services, the Trust paid Alaric a monthly fee, plus any out-of-pocket expenses. The fees were allocated amongst the funds by first allocating half the fees evenly across the funds and then the other half on a pro rata basis based on average net assets.

Each of the Funds has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) that allows its Class A and Class C Shares to pay a distribution and service fee, as defined by the Financial Industry Regulatory Authority (“FINRA”), from its assets for selling and distributing its shares. Each Fund can pay distribution and service fees at an annual rate of up to 0.50% of its Class A Share assets, and up to 1.00% of its Class C Share assets. These fees consist of up to 0.25% for distribution services of the Class A and Class C assets, and up to 0.25% for distribution expenses, as defined by FINRA, of Class A assets and up to 0.75% of Class C assets.

4.	Shares of Beneficial Interest:

The Trust has an unlimited number of shares of beneficial interest, with a par value of $0.001, which may, without shareholder approval, be divided into an unlimited number of series of such shares, and any series may be classified or reclassified into one or more classes. Shareholders are entitled to one vote for each full share held and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees has determined that the matter to be voted on affects only the interest of shareholders of a particular class or series. Establishment and offering of additional Funds will not alter the rights of the Trust’s shareholders. When issued, shares are fully paid, non-assessable, redeemable and freely transferable. In any liquidation of a Fund, each shareholder is entitled to receive his pro rata share of the net assets of that Fund.

5.	Securities Transactions:

The cost of security purchases and the proceeds from the sale of securities (excluding short-term securities, options, and U.S. Government securities) were as follow:

	Purchases	Sales
Stock Fund*	$182,857,512	$190,211,440
Fusion Fund**	22,616,491	18,477,807
Kansas Tax-Exempt Bond Fund *	70,271,301	19,761,618
Active Treasury Management Bull-Bear Fund***	5,066,595	—
Intermediate Bond Fund*	11,080,691	8,509,383
Short-Term Bond Fund*	21,808,042	39,195,112
International Equity Fund*	387,346,203	396,206,062

*      Information is for the year ended October 31, 2010.
**    Information is for the period from December 22, 2009 through October 31, 2010.
***  Information is for the period from July 7, 2010 through October 31, 2010.

The cost of purchases and the proceeds from sales of U.S. Government securities were as follows:

	Purchases	Sales
Active Treasury Management Bull-Bear Fund**	$14,580,801	$14,759,870
Intermediate Bond Fund*	116,270,133	119,711,562
Short-Term Bond Fund*	41,470,476	31,680,172
U.S. Inflation-Indexed Fund*	303,724,925	291,359,126

*      Information is for the year ended October 31, 2010.
**    Information is for the period from July 7, 2010 through October 31, 2010.

6.	Concentration of Credit Risk:

The Kansas Tax-Exempt Bond Fund invests primarily in debt obligations issued by the State of Kansas and its respective political subdivisions, agencies and public authorities. The Fund is more susceptible to economic and political factors adversely affecting issuers of Kansas specific municipal securities than are municipal bond funds that are not concentrated in these issuers to the same extent.

7.	Federal Income Tax Information:

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

American Independence Funds

7.	Federal Income Tax Information (Continued):

The Income Tax Statement requires management of the Funds to analyze all open tax years, fiscal years 2007-2010 as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the fiscal year October 31, 2010, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examinations in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

At October 31, 2010, the gross unrealized appreciation (depreciation) on investments and cost of securities on a tax basis for federal income tax purposes were as follows:

	Stock Fund	Fusion Fund	Kansas Tax- Exempt Bond Fund	Active Treasury Management Bull/Bear Fund	Intermediate Bond Fund	Short-Term Bond Fund	U.S. Inflation- Indexed Fund	International Equity Fund
Gross unrealized appreciation	$24,305,270	$619,197	$11,285,672	$370,196	$1,432,699	$1,725,463	$3,958,799	$8,683,452
Gross unrealized depreciation	(1,443,766)	(499,206)	(919,640)	(5,868)	(75,352)	(1,586,379)	(32,954)	(972,586)
Net unrealized appreciation on foreign currency translations	—	—	—	—	—	—	—	89,234

Net unrealized appreciation on investments and foreign currency translations	$22,861,504	$119,991	$10,366,032	$364,328	$1,357,347	$139,084	$3,925,845	$7,800,100

Cost of investments	$100,738,816	$9,100,904	$274,602,778	$16,061,555	$37,720,112	$122,295,549	$125,566,763	$83,470,869

Proceeds from securities sold short	$—	$(3,404,455)	$—	$—	$—	$—	$—	$—

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

The tax character of distributions paid during the fiscal years ended October 31, 2010 and 2009 were as follows:

	Stock Fund		Fusion Fund		Kansas Tax-Exempt Bond Fund		Active Treasury Management Bull/Bear Fund
	Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2010	Year Ended October 31, 2009
Distributions paid from:
Ordinary Income	$961,774	$1,987,416	$—	$—	$—	$—	$—	$—

Net long-term capital gains	—	—	—	—	—	—	—	—

Total taxable distributions	961,774	1,987,416	—	—	—	—	—	—

Tax exempt dividends	—	—	—	—	8,997,568	8,010,213	—	—

Total distributions paid	$961,774	$1,987,416	$—	$—	$8,997,568	$8,010,213	$—	$—

	Intermediate Bond Fund		Short-Term Bond Fund		U.S. Inflation- Indexed Fund		International Equity Fund
	Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2010	Year Ended October 31, 2009
Distributions paid from:
Ordinary Income	$1,893,401	$1,145,222	$2,172,115	$3,470,063	$5,302,634	$117,070	$1,067,858	$1,978,253

Net long-term capital gains	108,136	—	—	216,317	1,525,839	—	—	—

Total taxable distributions	2,001,537	1,145,222	2,172,115	3,686,380	6,828,473	117,070	1,067,858	1,978,253

Tax exempt dividends	—	—	—	—	—	—	—	—

Total distributions paid	$2,001,537	$1,145,222	$2,172,115	$3,686,380	$6,828,473	$117,070	$1,067,858	$1,978,253

American Independence Funds

7.	Federal Income Tax Information (Continued):

As of October 31, 2010 the components of accumulated earnings (deficit) on a tax basis were as follows:

	Stock Fund	Fusion Fund	Kansas Tax- Exempt Bond Fund	Active Treasury Management Bull/Bear Fund	Intermediate Bond Fund	Short-Term Bond Fund	U.S. Inflation- Indexed Fund	International Equity Fund
Undistributed ordinary income	$5,576,377	$—	$74,637	$205,690	$818,334	$228,346	$5,399,084	$124,385

Undistributed long-term capital gains	2,057,561	96	—	—	824,779	—	1,797,605	—

Tax accumulated earnings	7,633,938	96	74,637	205,690	1,643,113	228,346	7,196,689	124,385

Accumulated capital and other losses	—	—	(783,659)	—	—	(11,000,867)	—	(7,987,733)

Unrealized appreciation on investments	22,861,504	119,991	10,366,032	364,328	1,357,347	139,084	3,925,845	7,710,866
Unrealized appreciation on foreign currency	—	—	—	—	—	—	—	89,234

Total accumulated earnings (deficit)	$30,495,442	$120,087	$9,657,010	$570,018	$3,000,460	$(10,633,437)	$11,122,534	$(63,248)

As of October 31, 2010, the following funds had net capital loss carryforwards which are available to offset future net capital gains, if any:

	Stock Fund	Fusion Fund	Kansas Tax- Exempt Bond Fund	Active Treasury Management Bull/Bear Fund	Intermediate Bond Fund	Short-Term Bond Fund	U.S. Inflation- Indexed Fund	International Equity Fund
For losses expiring October 31,
2011	$—	$—	$2,495	$—	$—	$—	$—	$—
2012	—	—	122,004	—	—	1,402,721	—	—
2013	—	—	88,129	—	—	1,356,853	—	—
2014	—	—	—	—	—	—	—	—
2015	—	—	225,533	—	—	2,548,173	—	—
2016	—	—	—	—	—	—	—	118,227
2017	—	—	158,171	—	—	413,411	—	7,869,507
2018	—	—	187,327	—	—	5,279,710	—	—
	$—	$—	$783,659	$—	$—	$11,000,868	$—	$7,987,734

The Short-Term Bond Fund had a capital loss carry-forward for the years expiring 2012 through 2015 which are related to the acquisition of FFTW Funds, Inc. - Limited Duration Portfolio. This amount is subject to an annual limitation of $5,477,200 under tax rules that was further limited to $300,468 in the year of acquisition.

Capital loss carryovers are available to offset future realized capital gains and thereby reduce further taxable gain distributions. During the year ended October 31, 2010, the Stock Fund and International Equity Fund utilized $1,426,273 and $3,029,464, respectively, of their capital loss carryovers.

The Kanas Tax-Exempt Bond Fund had losses expiring during the fiscal year ended October 31, 2010, in the amount of $1,379,613.

8.	Financial Futures Contracts:

Some of the Funds may enter into financial futures contracts to hedge its interest rate and foreign currency risk. Hedging theoretically reduces market risk, and exposure exists to the extent there is a related imperfect correlation of the price of futures contracts with the underlying interest rate risk.

Investments in financial futures contracts require the Funds to “mark to market” open positions on a daily basis, in order to reflect the change in the market value of the contract at the close of each day’s trading. Accordingly, variation margin is paid or received to reflect daily unrealized gains or losses. When the contracts are closed, the Funds recognize a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed. These investments require initial margin deposits which consist of cash or eligible securities. The details of each Fund’s open futures contracts at October 31, 2010 (where applicable) are contained at the end of that Fund’s Schedule of Portfolio Investments.

Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities.

American Independence Funds

9.	Options Transactions:

For hedging purposes, certain Funds (Stock Fund, Fusion Fund, Active Treasury Management Bull/Bear Fund, Intermediate Bond Fund, Short-Term Bond Fund, and U.S. Inflation-Indexed Fund) may purchase put and call options and write covered put and call options on securities in which each Fund may invest directly and that are traded on registered domestic securities exchanges or that result from separate, privately negotiated transactions (i.e., over-the-counter (OTC) options). The writer of a call option, who receives a premium, has the obligation, upon exercise, to deliver the underlying security against payment of the exercise price during the option period. The writer of a put, who receives a premium, has the obligation to buy the underlying security, upon exercise, at the exercise price during the option period.

The Funds may write put and call options on securities only if they are covered, and such options must remain covered as long as the Fund is obligated as a writer. A call option is covered if a Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration if the underlying security is held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A put option is covered if a Fund maintains liquid assets with a value equal to the exercise price in a segregated account with its custodian.

The risk associated with purchasing an option is limited to the premium paid, whether or not the option is exercised. In addition, each Fund bears the risk of a change in the market value of the underlying securities should the counterparty to the option contract fail to perform.

Purchased put and call options are accounted for in the same manner as portfolio securities. Investments in option contracts require the Fund to “mark to market” option contracts on a daily basis, in order to reflect the change in the market value of the contracts at the close of each day’s trading. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of purchased put options are decreased by the premiums paid.

When a Fund writes an option, the premium received by such Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, also is treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss.

If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has a realized gain or loss. If a written put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund’s selling or buying a security or currency at a price different from the current market value. The details of each Fund’s open options contracts at October 31, 2010 (where applicable) are contained in that Fund’s Schedule of Portfolio Investments.

10.	Investments in Derivatives:

The Funds may make investments in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over the counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivatives also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument.

The following table sets forth the gross value of the Funds’ derivative contracts for trading activities by certain risk types as of October 31, 2010. The values in the table below exclude the effects of cash collateral received or posted pursuant to derivative contracts, and therefore are not representative of the Fund’s net exposure.

Fund	Risk	Unrealized Gains	Derivative Assets	Unrealized Losses	Derivative Liabilities
Stock Fund	Equity	Unrealized gain on options	$—	Unrealized loss on options	$(3,000)
Intermediate Bond	Interest rate	Unrealized gain on futures(a)	41,058	Unrealized loss on options/futures(a)	(103,540)
Short-Term Bond	Interest rate	Unrealized gain on futures(a)	107,814	Unrealized loss on futures(a)	—
U.S. Inflation-Indexed	Interest rate	Unrealized gain on futures(a)	25,349	Unrealized loss on futures(a)	(105,199)

(a)
Includes cumulative appreciation (depreciation) of futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

American Independence Funds

10.	Investments in Derivatives (Continued):

The following table sets forth by certain risk types the Funds’ gains (losses) related to derivative activities and their indicative volumes for the twelve months ended October 31, 2010. These gains (losses) should be considered in the context that derivative contracts may have been executed to economically hedge securities and accordingly, gains or losses on derivative contracts may offset losses or gains attributable to securities. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Fund	Risk	Statements of Operations Location	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Stock Fund	Equity	Net realized gain (loss) from option transactions/Net change in unrealized gain(loss) on options	$(384,630)	$(3,000)	1,375
Intermediate Bond Fund	Interest rate	Net realized gain (loss) from options/futures transactions/Net change in unrealized gain (loss) on options/futures	794,151	(62,352)	78
Short -Term Bond Fund	Interest rate	Net realized gain (loss) from futures transactions/Net change in unrealized gain (loss) on futures	469,567	23,693	102
U.S. Inflation-Indexed Fund	Interest rate	Net realized gain (loss) from futures transactions/Net change in unrealized gain (loss) on futures	(27,644)	(110,776)	184

(a)	Average number of contracts is based on the average of quarter end balances for the twelve months ended October 31, 2010.

11.	Segregation of Assets:

Fund policy requires the custodian to segregate certain assets to cover portfolio transactions which are deemed to create leverage under Section 18(f) of the Investment Company Act of 1940. Given certain operational efficiencies it is impractical to specify individual securities to be used for segregation purposes except for the initial margin of futures contracts. Therefore, the Fund’s custodian has been instructed to segregate all assets on a settled basis. The Fund will not enter into transactions deemed to create leverage in excess of the Fund’s ability to segregate up to 100% of its settled liquid assets.

12.	Cash Concentration:

At times, the Funds maintain cash balances at financial institutions in excess of Federally insured limits. The Funds monitor this credit risk and have not experienced any losses related to this risk.

13.	Subsequent Events:

At a Board meeting held on September 24, 2010, the Board of Trustees for the Trust approved the name change for Active Treasury Management Bull/Bear Fund. Effective December 1, 2010, the name of Active Treasury Management Bull/Bear Fund was changed to Absolute Return Bull Bear Bond Fund. There were no changes to the investment objectives or strategies of the Fund due to the name change.

After the date of this report, two (2) new series, or mutual Funds, each with their own investment objectives and strategies, commenced the operations. On December 9, 2010, Large Cap Growth Fund and Small Cap Growth Fund commenced their operations.

At a Board meeting held on June 25, 2010, Board of Trustees for the Trust approved the name change for the Intermediate Bond Fund. Effective December 27, 2010, the name of the Intermediate Bond Fund was changed to Core Plus Fund. The Fund will continue to seek its investment objective of providing investors with a competitive total return, but may now invest up to 20% of its assets in international fixed income securities and up to 20% in high yield securities. In addition, at the same Board meeting held on June 25, 2010, Board of Trustees for the Trust approved a sub-advisory agreement between AIFS and Boyd Watterson Asset Management, LLC (“BWAM”) with respect to the Intermediate Bond Fund, subject to the approval of the Fund’s shareholders. Effective December 1, 2010, BWAM will serve as the Sub-Advisor to the Intermediate Bond Fund’s portfolio in accordance to interim sub-advisory agreement, under AIFS supervision.

Subsequent events occurring have been evaluated for potential impact to this report through the date these Financial Statements and Notes to the Financial Statements were issued. There were no additional subsequent events to report that would have a material impact on the Funds’ Financial Statements and Notes to Financial Statements.

American Independence Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
American Independence Funds Trust

We have audited the accompanying statements of assets and liabilities of The American Independence Funds, including the Stock Fund, Fusion Fund, Kansas Tax-Exempt Bond Fund, Active Treasury Management Bull/Bear Fund, Intermediate Bond Fund, Short-Term Bond Fund, U.S. Inflation-Indexed Fund, and International Equity Fund (eight of the portfolios included within the American Independence Funds Trust) (collectively, the “Funds”), including the schedules of portfolio investments as of October 31, 2010, and the related statements of operations for the year then ended (period then ended for the Fusion Fund and Active Treasury Management Bull/Bear Fund, whose operations commenced on December 22, 2009 and July 7, 2010, respectively), changes in net assets for each of the two years in the period then ended (period then ended for the Fusion Fund and Active Treasury Management Bull/Bear Fund, whose operations commenced on December 22, 2009 and July 7, 2010, respectively), and the financial highlights for each of the five years in the period then ended (period then ended for the Fusion Fund and Active Treasury Management Bull/Bear Fund, whose operations commenced on December 22, 2009 and July 7, 2010, respectively; each of the two years in the period then ended, period ended October 31, 2008 and each of the three years in the period ended December 31, 2007 for the U.S. Inflation-Indexed Fund). These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds of American Independence Funds Trust as of October 31, 2010, and the results of their operations for the year then ended (period then ended for the Fusion Fund and Active Treasury Management Bull/Bear Fund, whose operations commenced on December 22, 2009 and July 7, 2010, respectively), the changes in their net assets for each of the two years in the period then ended (period then ended for the Fusion Fund and Active Treasury Management Bull/Bear Fund, whose operations commenced on December 22, 2009 and July 7, 2010, respectively), and the financial highlights for each of the five years then ended (period then ended for the Fusion Fund and Active Treasury Management Bull/Bear Fund, whose operations commenced on December 22, 2009 and July 7, 2010, respectively; each of the two years then ended, period ended October 31, 2008 and each of the three years ended December 31, 2007 for the U.S. Inflation-Indexed Fund), in conformity with accounting principles generally accepted in the United States of America.

Grant Thornton LLP

Chicago, Illinois
December 30, 2010

American Independence Funds

Additional Fund Information (Unaudited)

Portfolio Summaries. The American Independence Funds invested, as a percentage of net assets, in the following as of October 31, 2010:

Stock Fund

Portfolio Diversification	% of Net Assets
Consumer Discretionary	22.3%
Information Technology	18.7
Financials	15.4
Consumer Staples	13.4
Money Market	11.1
Industrials	7.6
Health Care	6.7
Energy	6.7
Materials	2.3
Utilities	1.6
Options Purchased	0.4
Total Investments	106.2%
Liabilities in excess of other assets	(6.2)
Net Assets	100.0%

Fusion Fund

Portfolio Diversification	% of Net Assets
Money Markets	52.4
Consumer Discretionary	15.9
Information Technology	10.1
Health Care	9.6
Industrials	6.8
Financials	5.0
Energy	2.8
102.6
Securities Sold Short:
Energy	(9.6)
Materials	(9.4)
Health Care	(5.1)
Utilities	(4.7)
Telecommunication Services	(4.5)
Industrials	(2.5)
Financials	(2.3)
Consumer Discretionary	(2.0)
(40.1)%
Total Investments	62.5%
Segregated Cash With Brokers	38.1
Liabilities in excess of other assets	(0.6)
Net Assets	100.0%

Kansas Tax-Exempt Bond Fund

Portfolio Diversification	% of Net Assets
Miscellaneous	31.2%
General Obligation	26.4
Refunded Bonds	12.1
Hospitals	10.3
Utilities	9.5
Transportation	4.4
Money Market	3.6
Housing	1.3
Pollution Control	1.0
Industrial Development Revenue	0.7
Total Investments	100.5%
Liabilities in excess of other assets	(0.5)
Net Assets	100.0%

Active Treasury Management Bull/Bear Fund

Portfolio Diversification	% of Net Assets
U.S. Treasury Obligation	52.6%
Investment Companies	31.2
Money Market	10.5
Total Investments	94.3%
Assets in excess of liabilities	5.7
Net Assets	100.0%

Intermediate Bond Fund

Portfolio Diversification	% of Net Assets
U.S. Government Agency Pass-Through Securities	39.2%
Corporate Bonds	34.4
Collateralized Mortgage Obligations	7.1
U.S. Treasury Obligations	6.9
U.S. Government Agency Securities	5.6
Commercial Mortgage-Backed Securities	2.9
Asset-Backed Securities	1.5
Sovereign Bonds	1.1
Mortgage Derivatives- IO Strips	0.4
Money Market	0.2
Total Investments	99.3%
Assets in excess of liabilities	0.7
Net Assets	100.0%

Short-Term Bond Fund

Portfolio Diversification	% of Net Assets
U.S. Treasury Obligations	50.0%
U.S. Government and Agency Securities	18.5
Corporate Bonds	14.0
Collateralized Mortgage Obligations	9.2
Asset Backed Securities	4.8
Taxable Municipal Bonds	1.4
U.S. Government Agency Pass-Through	1.2
Money Market	0.5
Total Investments	99.6%
Assets in excess of liabilities	0.4
Net Assets	100.0%

U.S Inflation-Indexed Fund

Portfolio Diversification	% of Net Assets
U.S. Treasury Inflation-Indexed Securities	104.1%
Money Market	1.4
Total Investments	105.5%
Liabilities in excess of other assets	(5.5)
Net Assets	100.0%

International Equity Fund

Portfolio Diversification	% of Net Assets
Financials	23.2%
Industrials	12.7
Consumer Discretionary	12.1
Information Technology	11.1
Materials	10.4
Telecommunication Services	8.5
Energy	7.3
Health Care	6.5
Consumer Staples	4.3
Utilities	2.7
Rights	0.1
Total Investments	98.9%
Assets in excess of liabilities	1.1
Net Assets	100.0%

American Independence Funds

Additional Fund Information (Unaudited) (Continued)

Table of Shareholder Expenses

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and (2) ongoing costs, including management fees; distribution and services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested on May 1, 2010 at the beginning of the period and held for the entire period from May 1, 2010 through October 31, 2010.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

		Beginning Account Value 5/1/2010	Ending Account Value 10/31/2010	Expenses Paid During Period* 5/1/2010- 10/31/2010	Expense Ratio During Period**† 5/1/2010- 10/31/2010
Stock Fund	Institutional Class Shares	$1,000.00	$1,034.80	$5.44	1.06%
	Class A Shares	$1,000.00	$1,033.50	$6.71	1.31%
	Class C Shares	$1,000.00	$1,029.00	$10.38	2.03%

Fusion Fund	Institutional Class Shares	$1,000.00	$1,004.70	$9.60	1.90%

Kansas Tax-Exempt Bond Fund	Institutional Class Shares	$1,000.00	$1,033.90	$2.05	0.40%
	Class A Shares	$1,000.00	$1,031.80	$4.15	0.81%
	Class C Shares	$1,000.00	$1,028.70	$7.21	1.41%

Active Treasury Management Bull/Bear Fund	Institutional Class Shares (a)	$1,000.00	$1,066.00	$2.93	0.90%
	Class A Shares (b)	$1,000.00	$1,065.00	$4.10	1.25%

Intermediate Bond Fund	Institutional Class Shares	$1,000.00	$1,059.20	$3.37	0.65%
	Class A Shares	$1,000.00	$1,057.40	$4.77	0.92%

Short-Term Bond Fund	Institutional Class Shares	$1,000.00	$1,022.70	$2.29	0.45%
	Class A Shares	$1,000.00	$1,020.50	$3.56	0.70%

U.S. Inflation Indexed Fund	Institutional Class Shares	$1,000.00	$1,068.60	$1.67	0.32%
	Class A Shares	$1,000.00	$1,067.20	$2.97	0.57%

International Equity Fund	Institutional Class Shares	$1,000.00	$1,055.00	$5.96	1.15%
	Class A Shares	$1,000.00	$1,053.30	$8.54	1.65%

*
Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**	Annualized.
†	Does not include expenses of the investment companies in which the Funds invest.
(a)	Class inception date 7/8/2010.
(b)	Class inception date 7/7/2010.

American Independence Funds

Additional Fund Information (Unaudited) (Continued)

Table of Shareholder Expenses (continued)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value 5/1/2010	Ending Account Value 10/31/2010	Expenses Paid During Period* 5/1/2010- 10/31/2010	Expense Ratio During Period**† 5/1/2010- 10/31/2010
Stock Fund	Institutional Class Shares	$1,000.00	$1,019.70	$5.40	1.06%
	Class A Shares	$1,000.00	$1,018.40	$6.66	1.31%
	Class C Shares	$1,000.00	$1,014.70	$10.31	2.03%

Fusion Fund	Institutional Class Shares	$1,000.00	$1,015.40	$9.65	1.90%

Kansas Tax-Exempt Bond Fund	Institutional Class Shares	$1,000.00	$1,023.00	$2.04	0.40%
	Class A Shares	$1,000.00	$1,020.90	$4.13	0.81%
	Class C Shares	$1,000.00	$1,017.90	$7.17	1.41%

Active Treasury Management Bull/Bear Fund	Institutional Class Shares (a)	$1,000.00	$1,022.20	$2.87	0.90%
	Class A Shares (b)	$1,000.00	$1,021.00	$4.01	1.25%

Intermediate Bond Fund	Institutional Class Shares	$1,000.00	$1,021.70	$3.31	0.65%
	Class A Shares	$1,000.00	$1,020.40	$4.69	0.92%

Short-Term Bond Fund	Institutional Class Shares	$1,000.00	$1,022.70	$2.29	0.45%
	Class A Shares	$1,000.00	$1,021.50	$3.57	0.70%

U.S. Inflation Indexed Fund	Institutional Class Shares	$1,000.00	$1,023.40	$1.63	0.32%
	Class A Shares	$1,000.00	$1,022.10	$2.91	0.57%

International Equity Fund	Institutional Class Shares	$1,000.00	$1,019.20	$5.85	1.15%
	Class A Shares	$1,000.00	$1,016.70	$8.39	1.65%

*
Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**	Annualized.
†	Does not include expenses of the investment companies in which the Funds invest.
(a)	Class inception date 7/8/2010.
(b)	Class inception date 7/7/2010.

American Independence Funds

Additional Fund Information (Unaudited) (Continued)

Other Tax Information

For Federal income tax purposes, the Intermediate Bond and U.S. Inflation Indexed Funds designate long-term capital gain dividends of $108,136, and $1,525,839, respectively, or the amounts determined to be necessary, for the year ended October 31, 2010.

For Federal income tax purposes, the Kansas Tax-Exempt Bond Fund designates tax-exempt dividends of $8,997,568, or the amount determined to be necessary, for the year ended October 31, 2010.

Corporate Dividends Received Deduction

For the fiscal year ended October 31, 2010, 24.84% and 6.08% of the dividends paid from net investment income qualifies for the dividends received deduction available to corporate shareholders of the Stock and International Equity Funds, respectively.

Qualified Dividend Income

Pursuant to Section 854 of the Internal Revenue Code of 1986, the Stock and International Equity Funds designate income dividends of 27.91% and 100.00%, respectively, as qualified dividend income paid during the fiscal year ended October 31, 2010.

American Independence Funds

Additional Fund Information (Continued)

Approval of the Investment Advisory and Sub-Advisory Agreements

At a meeting held on June 25, 2010 (the “Meeting”), the Board of Trustees, including the Trustees who are not “interested persons” (as defined in the 1940 Act), approved the continuation of the Investment Advisory Agreement and Expense Limitation Agreement between the Trust and American Independence Financial Services, LLC (“AIFS” or the “Adviser”) with respect to the Stock Fund, International Equity Fund, Short-Term Bond Fund, Intermediate Bond Fund, Kansas Tax-Exempt Bond Fund, International Bond Fund, Fusion Fund and U.S. Inflation-Indexed Fund (“the Funds”). Also at the Meeting the Board of Trustees approved the initial Investment Advisory Agreement and Expense Limitation Agreement between the Trust and American Independence Financial Services, LLC with respect to the Active Treasury Management Fund and the Active Treasury Management Bull/Bear Fund. Also at the Meeting, the Board of Trustees approved the renewal of the Sub-advisory Agreements between AIFS and Fisher Francis Trees & Watts, Inc. and its affiliates (“FFTW”) and between AIFS and Securities Global Investors, LLC (collectively referred to as the “Sub-Advisers”). The Investment Advisory Agreement, Expense Limitation Agreement and the Sub-advisory Agreements reviewed and approved at the Meeting are herein referred to as the “Agreements”. In determining whether to approve the Agreements, the Board considered information about the Adviser, the Sub-advisers, the performance of the Funds’ portfolios and certain additional factors described below that the Board deemed relevant. The following summary describes certain of the materials and factors that the Board considered, and the conclusions the Board reached, in approving the Agreements.

In an Executive Session, the Trustees had discussed the responsibilities and fiduciary duties of the Trustees in connection with the approval of the Agreements, during which management answered questions from the Trustees. During the executive session, the Trustees reviewed a wide variety of information that they had requested and received from AIFS, and data and analysis from an outside data provider. The Trustees reviewed various industry trends and regulatory developments in their deliberations. In considering the continuation of the Agreements, and in evaluating the fairness of the compensation to be paid by the Funds under the Agreements, the Trustees considered the nature, extent and quality of the services to be provided by the Adviser and Sub-advisers. The Trustees reviewed the services the Adviser and Sub-advisers have historically provided to the Funds, and also generally to the other series of the Trust. With respect to the Adviser, these services include, among others, investment management services and administrative services, such as working with other service providers of the Trust, maintaining certain Fund records, providing office space, performing clerical and bookkeeping services for the Fund, preparing Board materials and Fund filings, and otherwise managing the Trust’s operations. AIFS is responsible for the day-to-day portfolio management of the Funds not sub-advised, including determining the composition of assets of the Funds and the timing of each Fund’s execution of the purchase and sale of assets, and is responsible for the day-to-day oversight of the Sub-advisers.

The Trustees also considered the Adviser’s and Sub-advisers’ personnel, resources, operations and portfolio management capabilities. The Trustees received information about the Adviser’s supervision of the Funds’ service providers, the Adviser’s attention to its compliance program and those of the Trust.

The Trustees reviewed the investment performance of the Funds over various time periods and compared that performance to that of funds in groups that the Trustees concluded, were appropriate comparison groups for the Funds. The Trustees considered the cost to the Adviser and Sub-advisers, and considered the profitability to the Adviser, its affiliates of the relationship with the Funds and Sub-advisers over various time periods. In reviewing profitability information, the Trustees reviewed, among other things, information about the allocation of expenses among the Adviser and its affiliates. The Trustees were provided information indicating that the Adviser was not making a profit from the overall relationship with the Funds.

The Trustees discussed the extent to which economies of scale were projected by the Adviser to be realized as the Funds’ assets, or the assets of the Trust overall, increase. The Trustees discussed the plans of the Adviser and its affiliates for marketing and distributing the shares of the various series of the Trust. The Trustees reviewed information about the potential effect of asset growth on Funds expenses, the difficulty of forecasting its effect on the profitability of the Adviser and its affiliates, and the management fee breakpoints applicable to the Funds and certain other funds in comparison groups. It was noted that, to the extent the Funds gross expenses currently were higher than their net expenses, the reduction of the Funds gross expenses through the achievement of economies of scale might benefit the Adviser by reducing the expenses the Adviser must reimburse to the Funds, rather than directly benefiting the Funds by reducing their net expenses.

It was noted that the materials and other information discussed were considered by the Trustees throughout the past year during in-person and telephonic meetings, with personnel of the Adviser, the Sub-advisers, Funds’ Counsel and third party consultants. The Trustees did not identify any particular information or any single factor that was controlling, or the particular weight any Trustee placed on any one factor for purposes of determining whether to vote in approval of the Agreement.

The Trustees, including all of the Independent Trustees, unanimously concluded that each factor they considered, in the context of all the other factors they considered, favored renewal of the Agreements, and it was the unanimous judgment of the Trustees and the Independent Trustees that approval of the Agreements was in the best interests of the Funds and their shareholders.

American Independence Funds

Additional Fund Information (Unaudited) (Continued)

Information About the Trustees and Officers

Information pertaining to the Trustees and Officers of the Trust is set forth below. The address for each Trustee and Officer is 335 Madison Avenue, Mezzanine, New York, NY 10017 unless otherwise stated. Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information and is available, without charge, upon request, by calling 1-866-410-2006.

Name, Address and Age	Position(s) Held With Company	Term of Office and Length of Time Served(1)(2)	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES

Terry L. Carter Age: 61	Trustee	Indefinite	Retired. Director, QuikTrip Corporation (2008-Present); President of QuikTrip Corporation (1980-2008).	13	None

Joseph Hankin Age: 69	Trustee	Indefinite	President, Westchester Community College (1971-Present).	13	None

Jeffrey Haas Age: 48	Trustee	Indefinite	Professor of Law, New York Law School (1996-Present).	13	None

Thomas F. Kice Age: 60	Trustee	Indefinite	President of Kice Industries, Inc.	13	None

George Mileusnic Age: 55	Trustee	Indefinite	Retired. Formerly Chief Financial Officer of Caribou Coffee, Inc. (2001-2008).	13	None

Peter Ochs Age: 59	Trustee	Indefinite	Manager of Ochs & Associates, Inc.	13	None

Richard Wedemeyer Age: 73	Chairman of the Board and Trustee	Indefinite	Retired.	13	None

Ronald L. Baldwin Age: 53	Trustee	Indefinite	Retired. Director of INTRUST Financial Services, Inc., Director of INTRUST Brokerage, Inc., and Chief Operating Officer and President of INTRUST Bank, N.A. (1980-2005).	13	None
INTERESTED TRUSTEES

John J. Pileggi Age: 51	Trustee	Indefinite	Managing Partner of American Independence Financial Services, LLC (2004-Present).	13	None

OFFICERS

Eric Rubin Age: 44	President	7/2005-Present	President, American Independence Financial Services, LLC (2005-Present).	N/A	N/A

John J. Pileggi Age: 51	Treasurer	10/2008-Present	Managing Partner of American Independence Financial Services, LLC (2004-Present).	N/A	N/A

Paul Brook Age: 57	Chief Compliance Officer	9/2010-Present	Partner, Compliance Solutions Associates (2009-Present); Financial Consultant LPL Financial (2007-2009); Financial Consultant at Legg Mason (2002-2007).	N/A	N/A

Theresa Donovan Age: 60	Secretary	7/2005-Present	Senior Director Compliance and Administration, American Independence Financial Services, LLC (2005-Present); Senior Corporate Paralegal, Paul, Weiss, Rifkind, Wharton & Garrison, LLP (1998-2005).	N/A	N/A

Susan Silva Age: 43	Assistant Treasurer	9/2010-Present
Partner, BackOffice Alliance LLC (2009-Present); Independent Consultant (2008-Present); Vice President of Vastardis Fund Services LLC (2006-2008); Treasurer of The FBR Funds (2002-2006); Officer of FBR National Trust Company (2001-2005).
				N/A	N/A

(1)	Each Trustee has served from the inception of the Funds.
(2)
Messrs. Carter, Kice, Mileusnic, Baldwin and Pileggi have served as Trustees to the Predecessor Funds advised by Intrust Financial Services, Inc. since November 1996. Mr. Ochs has served as Trustee to the Predecessor Funds advised by Intrust Financial Services, Inc. since August 2000.

American Independence Funds

Investment Adviser and Administrator:
American Independence Financial Services, LLC
335 Madison Avenue, Mezzanine
New York, NY 10017

Custodians:
INTRUST Bank NA
105 North Main Street
Wichita, KS 67202

BNY Mellon Asset Servicing
One Boston Place, 11th Floor
AIM 024-0112
Boston, MA 02108

Transfer Agent:
Boston Financial Data Services, Inc.
2 Heritage Drive
Quincy, MA 02171

Distributor:
Matrix Capital Group, Inc.
420 Lexington Avenue, Suite 601
New York, NY 10170

FOR ADDITIONAL INFORMATION, CALL:
1-866-410-2006

This material must be preceded or accompanied by a current prospectus.

AIF AR 103110

Plan your arrival.®

October 31, 2010

2010 2020 2030 2040 2050	NestEgg Target Date Funds	Annual Report

NOT FDIC Insured. May lose value. No bank guarantee.

This material must be accompanied or preceded by a prospectus. American Independence Funds Trust is distributed by Matrix Capital Group, Inc.

Table of Contents

NestEgg Target Date Funds
Annual Report — October 31, 2010

President’s Letter to Shareholders	1
Management Fund Commentary and Fund Performance	4

NestEgg 2010 Fund
Schedule of Portfolio of Investments	10
NestEgg 2020 Fund
Schedule of Portfolio of Investments	15
NestEgg 2030 Fund
Schedule of Portfolio of Investments	20
NestEgg 2040 Fund
Schedule of Portfolio of Investments	25
NestEgg 2050 Fund
Schedule of Portfolio of Investments	30

Statements of Assets and Liabilities	31
Statements of Operations	32
Statements of Changes in Net Assets	33
Financial Highlights	36
Notes to Financial Statements	42

Report of Independent Registered Public Accounting Firm	47

Additional Information
Portfolio Summaries	48
Table of Shareholder Expenses	49
Other Tax Information	51
Approval of Investment Advisory Agreement	52
Trustees and Officers	53

A description of the policies and procedures that the funds use to determine how to vote proxies relating to the portfolios is available without charge, upon request, by calling 1-866-410-2006 or on the Securities and Exchange Commission’s website at http//www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 1-866-410-2006 and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Schedules of Portfolio Investments as of January 31 and July 31 are available (i) without charge, upon request, by calling toll-free 1-866-410-2006; and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

NestEgg Target Date Funds

NestEgg Annual Review 2010

Dear Shareholder,

This has been an exciting and productive year for the NestEgg™ Target Date Funds. On July 24, 2010, the Wall Street Journal published an article entitled “How to Pick a Target Date Fund”. This article listed the NestEgg™ Funds as one of the Target Date families which have outperformed a peer index based on fees, asset allocation and manager’s stock picks during the prior three years. The article states that the new data from a noted investment research firm, Morningstar Inc.®, was based upon a methodology used by professional investors.

The NestEgg™ Target Date Funds, like most target date families, are designed to provide investors with an efficient way of investing in a diversified portfolio — a qualified default investment alternative. The investor selects the target date family that best serves his or her long range investment goals, retirement income, money left as inheritance, etc. The manager of the target date family then seeks returns beyond those that would be provided if the plan were managed passively, e.g. through the use of index funds or ETFs. It is because glide paths differ dramatically across Target Date families that selecting a common performance standard — “one size fits all” — is virtually impossible. The performance of any given target fund is relevant only in the context of the glide path desired by the investor.

A family of target date funds is a microcosm of the key issues faced by an investor: (1) What are the potential investment returns available in the marketplace and at what risks, e.g. the efficient investment frontier of finance theory fame or the glide path and (2) How should the underlying assets included in the investment mix at the selected point on the frontier be managed — actively or passively. Research suggests that over an investor’s lifetime roughly 90% of accumulated wealth reflects the asset allocation decision — the point(s) selected along the investment frontier as the investor moves through his or her lifecycle. While active management of the underlying asset classes is typically less impactful, American Independence, the manager of NestEgg, does believe that active management can be of material value to investors over time and our approaches to equity and bond management are discussed below.

NestEgg’s glide path is shown in the chart below and, with a final equity allocation of 20%, can be considered conservative. Our view is that the 20% equity allocation will likely not subject the investor to the potentially large losses in accumulated wealth that would occur in an equity market where stock prices fall dramatically as in 2008. Such losses could impact negatively the life style of an investor who is about to retire or who has already retired. From an actuarial perspective, such investors may not have sufficient time to recoup a significant loss of value in their investment portfolios.

While small enough to help shield the investor from a dramatic loss of value, a 20% allocation is sufficiently large to help address longevity risk — the likelihood that an investor depletes fully his or her wealth before death. Both considerations are relevant as the NestEgg fund is the end point of the glide path of strategic allocations that define NestEgg. This end point allocation or portfolio is intended to serve the investor through the remainder of his or her life after retirement and primary years of wealth accumulation. The continued need for wealth accumulation — post retirement — is further served by our total return approach to bond management.

The NestEgg Portfolio — Active Bond Management

The right time for a total return approach to fixed income management is always. Investing solely on the basis of the yields currently available from fixed income securities may lead to dramatically unfavorable performance as in 2008. Reaching one’s investment goal depends on total investment return — required expenditures can be financed from cash holdings if accurately anticipated or realized gains, if not. So, when selecting a management strategy for any asset category including bonds, an investor should look to the prospect of total return, the process for achieving return and the risk of the strategy.

Our work suggests that an all U.S. Treasury bond portfolio provides a good basis for a total return bond investment strategy. First, over time the return to an all U.S. Treasury benchmark is competitive with market benchmarks

1

NestEgg Target Date Funds

(indices) that include mortgage or asset-backed bonds, U.S. Government Agency bonds, and corporate securities. Secondly, an all U.S. Treasury portfolio facilitates the implementation of an interest rate call by the manager.

The duration — value response to a change in interest rates — managed U.S. Treasury approach is more consistent with the stated investment objectives of the various NestEgg™ Target Date Funds. The NetEgg 2010 Fund seeks growth subject to capital preservation and income. The duration managed approach is designed to generate higher total return than that of the index in part from capital preservation — reducing duration (bond price sensitivity to interest rate changes) in expectation of higher interest rates. Its use could allow for a reduced allocation to cash in that portfolio. For the other NestEgg™ Target Date Funds which have a greater focus on total return the duration managed strategy with its emphasis on adding value is expected to produce a higher return profile over time. With a lessened cost from diversification to fixed income — the loss of value in a rising rate environment — the portfolios can also have reduced allocations to cash, which is a very risky asset in a portfolio designed to produce either growth or income.

Using U.S.Treasuries and duration management makes the value proposition from NestEgg very transparent: we own stocks to get the benefits of picking good companies, we own currencies and we manage duration to take advantage of/avoid interest risk. The duration of U.S. Treasuries is more readily calculated as it avoids the issues of prepayment, call options or credit. Additionally, U.S. Treasuries are the most liquid — and therefore the least costly — of all bonds to trade. Finally, and perhaps most importantly, U.S. Treasuries avoid the extreme volatility exhibited by other fixed income market sectors in a serious recession environment. This avoidance is important to all investors but particularly to those approaching retirement/having retired as it can cause a loss of value that is not offset by equity market return.

The NestEgg Portfolio — Active Equity Management

This past year, we made some changes in the management of the equity portion of the NestEgg™ Funds that are designed to seek added alpha, or outperformance, attributable to the individual stock selections. We have gone to a “Best in Breed” approach where we have given management responsibility for different asset classes to different managers in the American Independence stable of investment professionals.

Jeff Miller has taken over managing the domestic value allocation of the Funds. Mr. Miller is also the manager of the American Independence Stock Fund. The American Independence Stock Fund (Class I – ISISX) is the only large cap fund to have equaled or beaten the S&P 500 index every year since 1999. It should therefore come as no surprise that the fund carries a 5 star rating by Morningstar® in the Relative Value category and is in the top 2% for 3 year performance and in the top 1% for the 5- and 10-year periods.(1)(2)

Robert Natale has assumed responsibility for the domestic growth allocation of the Funds. Mr. Natale is President of American Yellowstone Advisors, one of the Funds’ sub-advisers and is also the portfolio manager for the recently launched American Independence Large Cap and Small Cap Growth Funds. Mr. Natale is no newcomer to mutual fund management. As a Portfolio Manager for Bear Stearns, Mr. Natale managed the S&P STARS Fund, which he helped launch in 1995 while working for Standard & Poor’s. He managed approximately $1.35 billion in large cap growth portfolios. Before Bear Stearns, Mr. Natale was the Director of Equity Research and assisted in the design and development of the proprietary Stock Appreciation Ranking System (“STARS”) model for Standard & Poor’s.

Finally, Dixon Morgan of Boyd Watterson Asset Management assumed responsibility for the International equity allocations of the NestEgg Funds. Mr. Morgan is the Senior Vice President responsible for international investments at the Funds’ sub-adviser, Boyd Watterson Asset Management. He chairs the International Strategies Committee. Prior to joining Boyd Watterson in March, 2007, Mr. Morgan was a Senior Director and Portfolio Manager for Oppenheimer Funds International Institutional. Prior to joining OFI Institutional in April 2000, Mr. Morgan worked for Gratry and Co., as Managing Director-International Investments and Portfolio Manager for eight years. Before

(1)
For the period ending September 30, 2010, the American Independence Stock Fund I Class received a 5-star rating for overall performance, 5 stars for 3-year performance among 1,127 Large Value funds, 5 stars for 5-year performance among 942 funds, and 5 stars for 10-year performance among 490 funds.

(2)
For each fund with at least a 3-year history, Morningstar® calculates a Morningstar® Rating based on a Morningstar® Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and is rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar® Rating for a fund is derived from a weighted average of the performance figures associated with its 3-, 5- and 10-year (if applicable) Morningstar® Rating metrics.

2

NestEgg Target Date Funds

working for Gratry, Mr. Morgan was the Manager of the International Investments for Brown Brothers Harriman & Co. Mr. Morgan also worked for Bankers Trust Company as a Vice President in both their New York and London offices. Overall, he has more than 26 years of experience in investment management.

NestEgg™ 2050 Fund

This year we also introduced the NestEgg™ 2050 Fund. We added this fund to accommodate younger investors or investors who have moved their retirement time horizon further out. This fund has the most aggressive equity allocation as you can see from the Funds’ glide path above. The NestEgg™ Funds now have 5 Funds – NestEgg™ 2010, NestEgg™ 2020, NestEgg™ 2030, NestEgg™ 2040, and NestEgg™ 2050.

NestEgg™ 2010 Fund

Effective January 1, 2011, the NestEgg™ 2010 Fund will be renamed the NestEgg™ Fund. This fund will continue to meet the needs of investors who are about to retire or who have already retired. The fund will continue to have the least amount of equity exposure.

It has been an exciting year for the NestEgg™ Target Date Funds. In 2011, we will continue our adherence to the NestEgg Glide Path and will seek to add additional positive relative performance by individual security selection. Our fiduciary responsibility to our shareholders is of paramount importance. As the term “NestEgg” is now commonly used as a synonym for retirement savings, we take our mandate very seriously.

Thank you for your investment in the NestEgg™ Target Date Funds and your confidence in American Independence.

Sincerely,

Eric M. Rubin
President
American Independence Funds Trust
American Independence Financial Services, LLC

The views and opinions in this report were current at the time it was written and reflect those of the Portfolio Manager(s). The views and opinions are not guarantees of performance or investment results and should not be taken as investment advice. The views expressed should not be relied upon as a forecast of the Fund’s future investment intent. Security positions can and do change. The Schedules of Portfolio of Investments following the Commentaries show the size of the Fund’s positions at period-end.

Important Disclosures

Investing in the Funds involves risk. Equity securities are more volatile and carry more risk than other forms of investments. The Funds may invest in small and mid cap securities that are more volatile than large cap stocks.

For more complete information on the American Independence Funds, you can obtain a prospectus containing complete information for the funds by calling 866-410-2006, or by visiting www.aifunds.com. Please read the prospectus carefully before investing. You should consider the fund’s investment objectives, risks, charges, and expenses carefully before you invest or send money. Information about these and other important subjects is in the Funds’ prospectus.

Past performance does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original costs.

American Independence Financial Services, LLC, the Funds’ adviser, is a limited liability company.

Shares of the American Independence Funds are distributed by Matrix Capital Group, Inc., which is not affiliated with American Independence Financial Services, LLC.

Not FDIC Insured - May Lose Value - No Bank Guarantee

3

NestEgg Target Date Funds

NestEgg Target Date Funds Commentary

T. Kirk Barneby and Glenn Dorsey – Portfolio Managers

Performance Review

The NestEgg Target Date Funds (“NestEgg Funds” or the “Funds”) continued to reduce the number of holdings over the October 31, 2010 fiscal period, cutting each portfolio to approximately half the number of securities held at the end of the fiscal period 2009. The composition of each of the NestEgg Funds was generally invested in the same securities, but with varying weights of exposure to each security, with the shorter dated Funds having more exposure to fixed income and less exposure to equities. As discussed in the President’s letter, the NestEgg Funds performed well during the year. The Funds follow two indices, the S&P Broad Market Index, with respect to the equity allocation, and the Barclays U.S. Treasury Index, with respect to the fixed income allocation. Details of each Fund’s performance over a ten year period, or since inception in the case of NestEgg 2050, can be found on the pages following this Commentary. Overall returns for each Fund reflected the weightings within the general sectors: equities, fixed income and cash reserves. Equities relatively had more positive returns than fixed income securities so the longer date funds had noticeably better total returns for the year ended October 31, 2010.

Equity Review

As the latter half of the fiscal year began, there was a sense of euphoria over the “resolution” of the Greek crisis. This drove markets higher in the first three weeks of April, as investors believed (incorrectly) that the economies in Europe had successfully resolved the issue over Greece refunding its debt. As we now know, the status of Greece (as well as Ireland, Portugal, etc) was not “resolved” at all in April – the day of reckoning was merely postponed. However, the markets rallied for three weeks on this news, before selling off again. This pattern was to be repeated throughout the remainder of the fiscal year.

A second illustration is the market’s reaction to the August announcement of a second round of Quantitative Easing (QE2). Within weeks, investors sent share prices higher while driving the dollar lower. Macro dollar down, stocks higher trades were September’s flavor of the month up and down Wall Street. Consequently, the correlation in price movements between stocks in the major indices reached 70% (a level seldom seen except in market panics), while correlation between the US Dollar Index (DXY) and the S&P 500 Index (SPX) switched from a slight positive 0.13 (i.e., slightly correlated) during the October 1, 2009 through June 30, 2010 time period to a highly negative 0.88 (i.e., massively inversely correlated) from June 30, 2010 through September 30, 2010. Recently (since the end of the third quarter 2010) the correlations between stocks have come down a little.

Fixed Income Review

The fluctuation in interest rates reflects investors’ uncertainty regarding the strength of the recovery and the future direction of interest rates. With the pace of the recovery anemic, there is not much demand (in the form of private sector borrowing) currently to compete with the Federal government’s needs to finance the deficit. The markets though are forward looking and seek to anticipate the future volume, both public and private, of debt coming to the market or needing to be refinanced. If history is any guide, economic recovery should translate ultimately into increased demand for credit by businesses and consumers. Unless the Federal government succeeds in cutting its deficit, the credit markets will be called upon to raise more funds to accommodate the increased demand for credit. In most environments a higher demand for credit needs to coax a larger supply of credit in the form of a higher interest rate.

An added complication is the quantity of liquidity (or, credit) already in the financial system provided by the Federal Reserve which sits idle in the form of excess of bank reserves. Banks have been reluctant to lend because of concerns over the strength of the recovery. As more signs appear that a recovery is underway, banks should shed their reluctance to lend, especially to smaller businesses. The market’s fear is the Federal Reserve will not be able to extract this excess of reserves before the expansion’s pace quickens and with it the rate of inflation.

We believe the active management of interest rates through duration can dampen the corrosive effects of inflation on a portfolio’s purchasing power should the pace of price rises accelerates. Our work suggests that an all U.S. Treasury bond portfolio provides a good basis for a total return bond investment strategy.

The views and opinions in this report were current at the time it was written and reflect those of the Portfolio Manager(s). The views and opinions are not guarantees of performance or investment results and should not be taken as investment advice. The views expressed should not be relied upon as a forecast of the Funds’ future investment intent.

4

NestEgg Target Date Funds

NestEgg 2010 Fund – Performance

This chart assumes an initial investment of $10,000 in the Institutional Class made on October 31, 2000. Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions.

	Annualized
Total Returns as of October 31, 2010	1 Year	5 Year	10 Year
NestEgg 2010 Fund
Institutional Class Shares	9.90%	4.15%	4.00%
Class A Shares (1)	4.01%	2.60%	2.82%
S&P Global Broad Market Index	16.11%	4.65%	3.63%
Barclays Capital U.S. Treasury Index	7.20%	6.32%	6.10%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. To obtain performance information current to the most recent month-end, please call toll-free 1-866-410-2006, or go to www.aifunds.com.

(1) Reflects maximum sales charge of 4.75%.

The Standard and Poor’s (“S&P”) Global Broad Market Index (“BMI”) is a comprehensive, rules-based index, designed to measure global stock market performance. The BMI covers approximately 11,000 companies in 46 countries.

The Barclays Capital U.S. Treasury Index is an unmanaged index reflecting the performance of all public obligations and does not focus on one particular segment of the Treasury market.

The above referenced indices do not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in their underlying securities.

5

NestEgg Target Date Funds

NestEgg 2020 Fund – Performance

This chart assumes an initial investment of $10,000 in the Institutional Class made on October 31, 2000. Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions.

	Annualized
Total Returns as of October 31, 2010	1 Year	5 Year	10 Year
NestEgg 2020 Fund
Institutional Class Shares	11.32%	2.60%	1.59%
Class A Shares (1)	5.51%	1.10%	0.51%
S&P Global Broad Market Index	16.11%	4.65%	3.63%
Barclays Capital U.S. Treasury Index	7.20%	6.32%	6.10%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. To obtain performance information current to the most recent month-end, please call toll-free 1-866-410-2006, or go to www.aifunds.com.

(1) Reflects maximum sales charge of 4.75%.

The Standard and Poor’s (“S&P”) Global Broad Market Index (“BMI”) is a comprehensive, rules-based index designed to measure global stock market performance. The BMI covers approximately 11,000 companies in 46 countries.

The Barclays Capital U.S. Treasury Index is an unmanaged index reflecting the performance of all public obligations and does not focus on one particular segment of the Treasury market.

The above referenced indices do not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in their underlying securities.

6

NestEgg Target Date Funds

NestEgg 2030 Fund – Performance

This chart assumes an initial investment of $10,000 in the Institutional Class made on October 31, 2000. Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions.

	Annualized
Total Returns as of October 31, 2010	1 Year	5 Year	10 Year
NestEgg 2030 Fund
Institutional Class Shares	12.58%	1.99%	0.91%
Class A Shares (1)	6.86%	0.50%	(0.16%)
S&P Global Broad Market Index	16.11%	4.65%	3.63%
Barclays Capital U.S. Treasury Index	7.20%	6.32%	6.10%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. To obtain performance information current to the most recent month-end, please call toll-free 1-866-410-2006, or go to www.aifunds.com.

(1) Reflects maximum sales charge of 4.75%.

The Standard and Poor’s (“S&P”) Global Broad Market Index (“BMI”) is a comprehensive, rules-based index, designed to measure global stock market performance. The BMI covers approximately 11,000 companies in 46 countries.

The Barclays Capital U.S. Treasury Index is an unmanaged index reflecting the performance of all public obligations and does not focus on one particular segment of the Treasury market.

The above referenced indices do not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in their underlying securities.

7

NestEgg Target Date Funds

NestEgg 2040 Fund – Performance

This chart assumes an initial investment of $10,000 in the Institutional Class made on October 31, 2000. Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions.

	Annualized
Total Returns as of October 31, 2010	1 Year	5 Year	10 Year
NestEgg 2040 Fund
Institutional Class Shares	14.09%	2.17%	0.58%
Class A Shares (1)	8.15%	0.68%	(0.44%)
Class C Shares (2)	11.92%	1.11%	(0.16%)
S&P Global Broad Market Index	16.11%	4.65%	3.63%
Barclays Capital U.S. Treasury Index	7.20%	6.32%	6.10%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. To obtain performance information current to the most recent month-end, please call toll-free 1-866-410-2006, or go to www.aifunds.com.

(1) Reflects maximum sales charge of 4.75%.
(2) Reflects Contingent Deferred Sales Charge (“CDSC”) of 1.00% assessed on shares redeemed within one year of purchase.

The Standard and Poor’s (“S&P”) Global Broad Market Index (“BMI”) is a comprehensive, rules-based index, designed to measure global stock market performance. The BMI covers approximately 11,000 companies in 46 countries.

The Barclays Capital U.S. Treasury Index is an unmanaged index reflecting the performance of all public obligations and does not focus on one particular segment of the Treasury market.

The above referenced indices do not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in their underlying securities.

8

NestEgg Target Date Funds

NestEgg 2050 Fund – Performance

This chart assumes an initial investment of $10,000 in the Institutional Class made on May 7, 2010. Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions.

Total Returns as of October 31, 2010	Since Inception
NestEgg 2050 Fund
Institutional Class Shares	9.60	%*
Class A Shares (1)	(2.14	%)**
S&P Global Broad Market Index	3.04	%***
Barclays Capital U.S. Treasury Index	4.42	%***

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. To obtain performance information current to the most recent month-end, please call toll-free 1-866-410-2006, or go to www.aifunds.com.

*	From May 7, 2010, commencement of operations, through October 31, 2010, with respect to the Institutional Class Shares.
**	From September 28, 2010, commencement of operations, through October 31, 2010, with respect to Class A Shares.
***	For the period April 30, 2010 through October 31, 2010.
(1)	Reflects maximum sales charge of 4.75%.

The Standard and Poor’s (“S&P”) Global Broad Market Index (“BMI”) is a comprehensive, rules-based index, designed to measure global stock market performance. The BMI covers approximately 11,000 companies in 46 countries.

The Barclays Capital U.S. Treasury Index is an unmanaged index reflecting the performance of all public obligations and does not focus on one particular segment of the Treasury market.

The above referenced indices do not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in their underlying securities.

9

NestEgg Target Date Funds	Schedule of Portfolio Investments
NestEgg 2010 Fund	October 31, 2010

Security Description	Shares	Value ($)
Common Stocks — 28.3%

Consumer Discretionary — 4.5%
Aeropostale, Inc. (a)	1,116	27,208
Bayerische Motoren Werke AG (c)	332	23,802
Best Buy Co., Inc.	797	34,255
Carnival PLC (c)	546	23,534
Coach, Inc.	894	44,700
Comcast Corp., Class A	1,447	29,779
Denny's Corp. (a)	10,612	34,277
Einstein Noah Restaurant Group, Inc. (a)	2,608	28,845
Grupo Televisa SA - ADR (c)	1,010	22,675
Home Depot, Inc.	1,375	42,460
Jamba, Inc. (a)	13,373	31,694
Kohl's Corp. (a)	558	28,570
LVMH Moet Hennessy Louis Vuitton SA (c)	150	23,508
NIKE, Inc., Class B	544	44,303
Nordstrom, Inc.	828	31,886
Omnicom Group, Inc.	1,591	69,940
Sony Corp. (c)	623	20,826
Starbucks Corp.	1,548	44,087
Target Corp.	568	29,502
Toyota Motor Corp. (c)	503	17,871
Viacom, Inc., Class B	1,414	54,566
Walt Disney Co. (The)	1,728	62,398
WPP PLC (c)	1,748	20,335
		791,021

Consumer Staples — 2.5%
Anheuser-Busch InBev NV (c)	340	21,311
Asahi Breweries, Ltd. (c)	936	18,901
Carrefour SA (c)	392	21,158
CVS Caremark Corp.	902	27,168
Diageo PLC (c)	1,047	19,327
Diageo PLC - ADR (c)	797	58,978
Imperial Tobacco Group PLC (c)	614	19,667
Imperial Tobacco Group PLC - ADR (c)	450	28,800
Kao Corp. (c)	738	18,737
Mead Johnson Nutrition Co.	992	58,349
Nestle SA (c)	695	38,068
Tesco PLC (c)	5,599	38,295
Unilever NV (c)	649	19,245
Wal-Mart Stores, Inc.	740	40,086
		428,090

Energy — 2.0%
BP PLC (c)	2,985	20,366
Canadian Natural Resources Ltd. (c)	786	28,665
Chevron Corp.	201	16,605
CNOOC Ltd. - ADR (c)	108	22,563
ENI SpA (c)	889	20,032
Exxon Mobil Corp.	436	28,981
Lukoil OAO - ADR (c)	390	21,782
Occidental Petroleum Corp.	741	58,265
Peabody Energy Corp.	533	28,196
Petroleo Brasileiro SA - ADR (c)	690	23,543
Royal Dutch Shell PLC, Class A (c)	100	3,246
Sasol Ltd. - ADR (c)	490	22,173

See Notes to Financial Statements

10

NestEgg Target Date Funds	Schedule of Portfolio Investments
NestEgg 2010 Fund	October 31, 2010

Security Description	Shares	Value ($)
Common Stocks — 28.3% (continued)

Energy — 2.0% (continued)
Suncor Energy, Inc. (c)	505	16,181
Total SA (c)	737	40,051
		350,649

Financials — 4.4%
Affiliated Managers Group, Inc. (a)	379	32,446
Aflac, Inc.	300	16,767
Allianz SE (c)	341	42,734
American Capital Ltd. (a)	5,129	35,800
Assured Guaranty Ltd. (c)	1,471	28,023
Aviva PLC (c)	2,950	18,818
AXA SA (c)	1,106	20,135
Banco Bilbao Vizcaya Argentaria SA (c)	1,430	18,808
Banco Santander Brasil SA - ADR (c)	1,515	21,816
Barclays PLC (c)	3,645	16,038
China Life Insurance Co., Ltd. - ADR (c)	320	21,046
Credit Suisse Group AG (c)	402	16,606
DBS Group Holdings Ltd. (c)	1,730	18,579
Deutsche Boerse AG (c)	277	19,502
Goldman Sachs Group, Inc. (The)	389	62,610
Hartford Financial Services Group, Inc.	1,236	29,639
HSBC Holdings PLC (c)	3,578	37,215
ICICI Bank Ltd. - ADR (c)	434	22,820
ING Groep NV (a) (c)	2,007	21,425
JPMorgan Chase & Co.	692	26,040
Loews Corp.	844	33,321
MetLife, Inc.	764	30,812
MGIC Investment Corp. (a)	3,352	29,565
Mitsubishi UFJ Financial Group, Inc. (c)	3,601	16,781
Mitsui Fudosan Co., Ltd. (c)	1,074	20,300
Radian Group, Inc.	3,713	28,182
Societe Generale (c)	338	20,240
Sun Hung Kai Properties Ltd. (c)	1,233	21,125
Toronto-Dominion Bank (The) (c)	369	26,574
Westpac Banking Corp. (c)	918	20,412
		774,179

Health Care — 2.2%
Alphatec Holdings, Inc. (a)	11,754	25,624
Bruker Corp. (a)	1,955	29,305
Cardinal Health, Inc.	825	28,619
Celgene Corp. (a)	475	29,483
Dendreon Corp. (a)	684	24,966
Dr Reddy's Laboratories Ltd. - ADR (c)	595	22,509
Fresenius Medical Care AG & Co. KGaA (c)	308	19,620
Incyte Corp. (a)	613	10,213
Laboratory Corp. of America Holdings (a)	716	58,225
McKesson Corp.	400	26,392
Novartis AG (c)	351	20,349
NuVasive, Inc. (a)	815	21,353
Sanofi-Aventis SA (c)	308	21,511
Smith & Nephew PLC (c)	2,182	19,195
Teva Pharmaceutical Industries Ltd. - ADR (c)	423	21,954
		379,318

See Notes to Financial Statements

11

NestEgg Target Date Funds	Schedule of Portfolio Investments
NestEgg 2010 Fund	October 31, 2010

Security Description	Shares	Value ($)
Common Stocks — 28.3% (continued)

Industrials — 2.9%
ABB Ltd. (a) (c)	1,849	38,293
Atlas Copco AB A Shares (c)	1,163	24,306
Brambles Ltd. (c)	3,515	21,933
Cummins, Inc.	320	28,192
Dai Nippon Printing Co., Ltd. (c)	1,513	19,103
Experian PLC (c)	1,828	21,251
General Dynamics Corp.	927	63,147
General Electric Co.	3,222	51,616
JetBlue Airways Corp. (a)	4,354	30,391
Komatsu Ltd. (c)	868	21,271
L-3 Communications Holdings, Inc.	756	54,576
Mitsui & Co., Ltd. (c)	1,292	20,310
Siemens AG NPV (a) (c)	209	23,876
Sumitomo Electric Industries Ltd. (c)	1,665	21,250
TNT NV (c)	682	18,130
United Rentals, Inc. (a)	2,024	38,031
		495,676

Information Technology — 5.6%
Amphenol Corp., Class A	619	31,030
Apple, Inc. (a)	104	31,291
Avnet, Inc. (a)	1,064	31,686
Broadcom Corp., Class A	795	32,388
Canon, Inc. (c)	426	19,693
Cisco Systems, Inc. (a)	1,170	26,711
eBay, Inc. (a)	1,856	55,327
EMC Corp. (a)	1,384	29,078
Google, Inc., Class A (a)	54	33,101
Hewlett-Packard Co.	631	26,540
Infosys Technologies Ltd. - ADR (c)	330	22,255
Intel Corp.	1,338	26,854
Juniper Networks, Inc. (a)	990	32,066
Keyence Corp. (c)	84	20,825
Kyocera Corp. (c)	206	20,557
Lam Research Corp. (a)	669	30,634
Local.com Corp. (a)	6,952	28,781
Microsoft Corp.	2,083	55,491
MKS Instruments, Inc. (a)	1,350	27,878
Nokia OYJ (c)	1,985	21,439
Oracle Corp.	3,443	101,224
Riverbed Technology, Inc. (a)	524	30,151
SanDisk Corp. (a)	740	27,809
SAP AG (c)	791	41,252
Taiwan Semiconductor Manufacturing Co., Ltd. - ADR (c)	2,088	22,780
Telefonaktiebolaget LM Ericsson B Shares (c)	3,508	38,548
Visa, Inc., Class A	535	41,821
Xerox Corp.	5,916	69,217
		976,427

Materials — 2.1%
Allegheny Technologies, Inc.	563	29,664
ArcelorMittal (c)	640	20,723
Barrick Gold Corp. (c)	394	18,976
BHP Billiton Ltd. (c)	1,049	43,075

See Notes to Financial Statements

12

NestEgg Target Date Funds	Schedule of Portfolio Investments
NestEgg 2010 Fund	October 31, 2010

Security Description	Shares	Value ($)
Common Stocks — 28.3% (continued)

Materials — 2.1% (continued)
Brush Engineered Materials, Inc. (a)	1,071	35,504
Coeur d'Alene Mines Corp. (a)	1,674	34,501
CRH PLC (c)	1,177	20,157
Rio Tinto PLC (c)	713	46,110
Shin-Etsu Chemical Co., Ltd. (c)	384	19,446
Syngenta AG (c)	75	20,746
Teck Resources Ltd., Class B (c)	1,239	55,433
Vale SA - ADR (c)	690	22,177
		366,512

Telecommunication Services — 1.1%
AboveNet, Inc. (a)	502	28,559
America Movil SAB de CV - ADR (c)	383	21,930
China Unicom Hong Kong Ltd. - ADR (c)	1,519	21,266
Chunghwa Telecom Co., Ltd. - ADR (c)	955	22,347
KDDI Corp. (c)	4	21,548
NII Holdings, Inc. (a)	668	27,929
SK Telecom Co., Ltd. - ADR (c)	1,195	22,024
Telefonica SA (c)	807	21,790
		187,393

Utilities — 1.0%
AES Corp. (The) (a)	2,405	28,716
CLP Holdings Ltd. (c)	2,366	19,230
Enel SpA (c)	3,723	21,258
Entergy Corp.	371	27,651
Huaneng Power International, Inc. - ADR (c)	945	21,631
Korea Electric Power Corp. - ADR (a) (c)	1,635	21,598
Tokyo Gas Co., Ltd. (c)	3,832	18,048
Veolia Environnement (c)	735	21,590
		179,722
Total Common Stocks (Cost $4,288,206)		4,928,987

	Principal ($)
U.S. Treasury Obligations — 64.4%

U.S. Treasury Bond — 6.9%
8.00%, 11/15/21	809,000	1,209,075

U.S. Treasury Notes — 57.5%
1.38%, 2/15/12	1,850,000	1,876,882
4.13%, 8/31/12	1,387,000	1,483,820
3.13%, 8/31/13	1,734,000	1,864,728
2.25%, 5/31/14	1,358,000	1,432,902
2.50%, 4/30/15	1,156,000	1,231,772
2.75%, 11/30/16	983,000	1,048,892
4.75%, 8/15/17	896,000	1,062,810
		10,001,806
Total U.S. Treasury Obligations (Cost $10,968,215)		11,210,881

See Notes to Financial Statements

13

NestEgg Target Date Funds	Schedule of Portfolio Investments
NestEgg 2010 Fund	October 31, 2010

Security Description	Shares	Value ($)
Short-Term Investments — 7.6%

Money Market Funds — 7.6%
Dreyfus Cash Management	32,396	32,396
Dreyfus Cash Management Plus	32,396	32,396
Federated Government Obligations Fund	1,255,580	1,255,580
Total Short-Term Investments (Cost $1,320,372)		1,320,372

Total Investments (Cost $16,576,793(b)) — 100.3%		$17,460,240

Liabilities in excess of other assets — (0.3)%		(54,178)

NET ASSETS — 100.0%		$17,406,062

(a)	Non-income producing security.
(b)	See Notes to Financial Statements for tax unrealized appreciation (depreciation) of securities.
(c)	Foreign security incorporated outside United States.

Summary of Abbreviations
ADR — American Depositary Receipt

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Investments at Value	Level 1	Level 2	Level 3	Total
Common Stocks	$4,928,987	$—	$—	$4,928,987
U.S. Treasury Obligations	—	11,210,881	—	11,210,881
Short-Term Investments	1,320,372	—	—	1,320,372
Total Investments	$6,249,359	$11,210,881	$—	$17,460,240

See Notes to Financial Statements

14

NestEgg Target Date Funds	Schedule of Portfolio Investments
NestEgg 2020 Fund	October 31, 2010

Security Description	Shares	Value ($)
Common Stocks — 44.7%

Consumer Discretionary — 7.2%
Aeropostale, Inc. (a)	3,891	94,863
Bayerische Motoren Werke AG (c)	1,158	83,019
Best Buy Co., Inc.	2,797	120,215
Carnival PLC (c)	1,904	82,069
Coach, Inc.	3,118	155,900
Comcast Corp., Class A	5,047	103,867
Denny's Corp. (a)	37,008	119,536
Einstein Noah Restaurant Group, Inc. (a)	9,095	100,591
Grupo Televisa SA - ADR (c)	3,447	77,385
Home Depot, Inc.	4,794	148,039
Jamba, Inc. (a)	46,637	110,530
Kohl's Corp. (a)	1,945	99,584
LVMH Moet Hennessy Louis Vuitton SA (c)	524	82,120
NIKE, Inc., Class B	1,994	162,391
Nordstrom, Inc.	2,889	111,256
Omnicom Group, Inc.	5,549	243,934
Sony Corp. (c)	2,172	72,607
Starbucks Corp.	5,363	152,738
Target Corp.	1,980	102,841
Toyota Motor Corp. (c)	1,753	62,282
Viacom, Inc., Class B	4,931	190,287
Walt Disney Co. (The)	6,025	217,563
WPP PLC (c)	6,097	70,927
		2,764,544

Consumer Staples — 3.9%
Anheuser-Busch InBev NV (c)	1,187	74,401
Asahi Breweries, Ltd. (c)	3,264	65,913
Carrefour SA (c)	1,368	73,837
CVS Caremark Corp.	3,147	94,788
Diageo PLC (c)	3,652	67,413
Diageo PLC - ADR (c)	2,779	205,646
Imperial Tobacco Group PLC (c)	2,141	68,579
Imperial Tobacco Group PLC - ADR (c)	1,571	100,544
Kao Corp. (c)	2,573	65,324
Mead Johnson Nutrition Co.	3,460	203,517
Nestle SA (c)	2,425	132,826
Tesco PLC (c)	19,526	133,551
Unilever NV (c)	2,264	67,133
Wal-Mart Stores, Inc.	2,565	138,946
		1,492,418

Energy — 3.3%
BP PLC (c)	10,409	71,019
Canadian Natural Resources Ltd. (c)	2,740	99,928
Chevron Corp.	700	57,827
CNOOC Ltd. - ADR (c)	367	76,674
ENI SpA (c)	3,101	69,876
Exxon Mobil Corp.	1,520	101,034
Lukoil OAO - ADR (c)	1,330	74,281
Occidental Petroleum Corp.	2,583	203,101
Peabody Energy Corp.	1,860	98,394
Petroleo Brasileiro SA - ADR (c)	2,360	80,523
Royal Dutch Shell PLC, Class A (c)	1,716	55,708

See Notes to Financial Statements

15

NestEgg Target Date Funds	Schedule of Portfolio Investments
NestEgg 2020 Fund	October 31, 2010

Security Description	Shares	Value ($)
Common Stocks — 44.7% (continued)

Energy — 3.3% (continued)
Sasol Ltd. - ADR (c)	1,680	76,020
Suncor Energy, Inc. (c)	1,735	55,593
Total SA (c)	2,569	139,608
		1,259,586

Financials — 7.0%
Affiliated Managers Group, Inc. (a)	1,323	113,262
Aflac, Inc.	1,000	55,890
Allianz SE (c)	1,189	149,004
American Capital Ltd. (a)	17,888	124,858
Assured Guaranty Ltd. (c)	5,130	97,727
Aviva PLC (c)	10,289	65,633
AXA SA (c)	3,859	70,253
Banco Bilbao Vizcaya Argentaria SA (c)	4,988	65,605
Banco Santander Brasil SA - ADR (c)	5,155	74,232
Barclays PLC (c)	12,711	55,929
China Life Insurance Co., Ltd. - ADR (c)	1,096	72,084
Credit Suisse Group AG (c)	1,400	57,832
DBS Group Holdings Ltd. (c)	6,033	64,791
Deutsche Boerse AG (c)	966	67,977
Goldman Sachs Group, Inc. (The)	1,355	218,096
Hartford Financial Services Group, Inc.	4,312	103,402
HSBC Holdings PLC (c)	12,477	129,772
ICICI Bank Ltd. - ADR (c)	1,473	77,450
ING Groep NV (a) (c)	7,000	74,726
JPMorgan Chase & Co.	2,412	90,764
Loews Corp.	2,945	116,269
MetLife, Inc.	2,665	107,479
MGIC Investment Corp. (a)	11,689	103,097
Mitsubishi UFJ Financial Group, Inc. (c)	12,560	58,531
Mitsui Fudosan Co., Ltd. (c)	3,745	70,786
Radian Group, Inc.	12,947	98,268
Societe Generale (c)	1,180	70,661
Sun Hung Kai Properties Ltd. (c)	4,301	73,688
Toronto-Dominion Bank (The) (c)	1,142	82,243
Westpac Banking Corp. (c)	3,203	71,221
		2,681,530

Health Care — 3.4%
Alphatec Holdings, Inc. (a)	40,991	89,360
Bruker Corp. (a)	6,816	102,172
Cardinal Health, Inc.	2,876	99,769
Celgene Corp. (a)	1,657	102,850
Dendreon Corp. (a)	2,385	87,053
Dr Reddy's Laboratories Ltd. - ADR (c)	2,040	77,173
Fresenius Medical Care AG & Co. KGaA (c)	1,073	68,353
Incyte Corp. (a)	2,150	35,819
Laboratory Corp. of America Holdings (a)	2,496	202,975
McKesson Corp.	1,395	92,042
Novartis AG (c)	1,224	70,961
NuVasive, Inc. (a)	2,841	74,434
Sanofi-Aventis SA (c)	1,074	75,009
Smith & Nephew PLC (c)	7,637	67,182

See Notes to Financial Statements

16

NestEgg Target Date Funds	Schedule of Portfolio Investments
NestEgg 2020 Fund	October 31, 2010

Security Description	Shares	Value ($)
Common Stocks — 44.7% (continued)

Health Care — 3.4% (continued)
Teva Pharmaceutical Industries Ltd. - ADR (c)	1,443	74,892
		1,320,044

Industrials — 4.5%
ABB Ltd. (a)	6,449	133,561
Atlas Copco AB A Shares (c)	2,856	59,688
Atlas Copco AB B Shares (c)	1,199	22,868
Brambles Ltd. (c)	12,257	76,480
Cummins, Inc.	1,117	98,408
Dai Nippon Printing Co., Ltd. (c)	5,278	66,639
Experian PLC (c)	6,374	74,098
General Dynamics Corp.	3,233	220,232
General Electric Co.	11,237	180,017
JetBlue Airways Corp. (a)	15,184	105,984
Komatsu Ltd. (c)	3,027	74,180
L-3 Communications Holdings, Inc.	2,637	190,365
Mitsui & Co., Ltd. (c)	4,504	70,804
Siemens AG NPV (a) (c)	671	76,655
Sumitomo Electric Industries Ltd. (c)	5,805	74,086
TNT NV (c)	2,377	63,189
United Rentals, Inc. (a)	7,059	132,639
		1,719,893

Information Technology — 8.8%
Amphenol Corp., Class A	2,159	108,231
Apple, Inc. (a)	361	108,614
Avnet, Inc. (a)	3,710	110,484
Broadcom Corp., Class A	2,772	112,931
Canon, Inc. (c)	1,484	68,603
Cisco Systems, Inc. (a)	4,079	93,124
eBay, Inc. (a)	6,472	192,930
EMC Corp. (a)	4,826	101,394
Google, Inc., Class A (a)	190	116,468
Hewlett-Packard Co.	2,200	92,532
Infosys Technologies Ltd. - ADR (c)	1,126	75,937
Intel Corp.	4,666	93,647
Juniper Networks, Inc. (a)	3,453	111,843
Keyence Corp. (c)	294	72,888
Kyocera Corp. (c)	720	71,848
Lam Research Corp. (a)	2,332	106,782
Local.com Corp. (a)	24,246	100,378
Microsoft Corp.	7,222	192,394
MKS Instruments, Inc. (a)	4,709	97,241
Nokia OYJ (c)	6,922	74,761
Oracle Corp.	12,009	353,065
Riverbed Technology, Inc. (a)	1,822	104,838
SanDisk Corp. (a)	2,575	96,768
SAP AG (c)	2,758	143,832
Taiwan Semiconductor Manufacturing Co., Ltd. - ADR (c)	7,144	77,941
Telefonaktiebolaget LM Ericsson B Shares (c)	12,234	134,434
Visa, Inc., Class A	1,852	144,771
Xerox Corp.	20,631	241,383
		3,400,062

See Notes to Financial Statements

17

NestEgg Target Date Funds	Schedule of Portfolio Investments
NestEgg 2020 Fund	October 31, 2010

Security Description	Shares	Value ($)
Common Stocks — 44.7% (continued)

Materials — 3.3%
Allegheny Technologies, Inc.	1,965	103,536
ArcelorMittal (c)	2,190	70,912
Barrick Gold Corp. (c)	1,372	66,078
BHP Billiton Ltd. (c)	3,657	150,166
Brush Engineered Materials, Inc. (a)	3,736	123,848
Coeur d'Alene Mines Corp. (a)	5,837	120,301
CRH PLC (c)	4,106	70,320
Rio Tinto PLC (c)	2,486	160,773
Shin-Etsu Chemical Co., Ltd. (c)	1,338	67,756
Syngenta AG (c)	262	72,472
Teck Resources Ltd., Class B (c)	4,322	193,366
Vale SA - ADR (c)	2,342	75,272
		1,274,800

Telecommunication Services — 1.7%
AboveNet, Inc. (a)	1,752	99,671
America Movil SAB de CV - ADR (c)	1,300	74,438
China Unicom Hong Kong Ltd. - ADR (c)	5,174	72,436
Chunghwa Telecom Co., Ltd. - ADR (c)	3,240	75,816
KDDI Corp. (c)	13	70,032
NII Holdings, Inc. (a)	2,329	97,376
SK Telecom Co., Ltd. - ADR (c)	4,088	75,342
Telefonica SA (c)	2,813	75,954
		641,065

Utilities — 1.6%
AES Corp. (The) (a)	8,386	100,129
CLP Holdings Ltd. (c)	8,251	67,062
Enel SpA (c)	12,983	74,132
Entergy Corp.	1,295	96,516
Huaneng Power International, Inc. - ADR (c)	3,225	73,820
Korea Electric Power Corp. - ADR (a) (c)	5,600	73,976
Tokyo Gas Co., Ltd. (c)	13,363	62,937
Veolia Environnement (c)	2,565	75,345
		623,917
Total Common Stocks (Cost $15,057,779)		17,177,859

	Principal ($)
U.S. Treasury Obligations — 49.3%

U.S. Treasury Bond — 5.3%
8.00%, 11/15/21	1,367,000	2,043,024

U.S. Treasury Notes — 44.0%
1.38%, 2/15/12	3,123,000	3,168,380
4.13%, 8/31/12	2,342,000	2,505,483
3.13%, 8/31/13	2,928,000	3,148,745
2.25%, 5/31/14	2,294,000	2,420,528
2.50%, 4/30/15	1,952,000	2,079,948
2.75%, 11/30/16	1,659,000	1,770,205
4.75%, 8/15/17	1,513,000	1,794,678
		16,887,967
Total U.S. Treasury Obligations (Cost $18,534,136)		18,930,991

See Notes to Financial Statements

18

NestEgg Target Date Funds	Schedule of Portfolio Investments
NestEgg 2020 Fund	October 31, 2010

Security Description	Shares	Value ($)
Short-Term Investments — 7.0%

Money Market Funds — 7.0%
Dreyfus Cash Management	69,105	69,105
Dreyfus Cash Management Plus	69,104	69,104
Federated Government Obligations Fund	2,549,562	2,549,562
Total Short-Term Investments (Cost $2,687,771)		2,687,771

Total Investments (Cost $36,279,686(b)) — 101.0%		$38,796,621

Liabilities in excess of other assets — (1.0)%		(369,319)

NET ASSETS — 100.0%		$38,427,302

(a)	Non-income producing security.
(b)	See Notes to Financial Statements for tax unrealized appreciation (depreciation) of securities.
(c)	Foreign security incorporated outside United States.

Summary of Abbreviations
ADR — American Depositary Receipt

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Investments at Value	Level 1	Level 2	Level 3	Total
Common Stocks	$17,177,859	$—	$—	$17,177,859
U.S. Treasury Obligations	—	18,930,991	—	18,930,991
Short-Term Investments	2,687,771	—	—	2,687,771
Total Investments	$19,865,630	$18,930,991	$—	$38,796,621

See Notes to Financial Statements

19

NestEgg Target Date Funds	Schedule of Portfolio Investments
NestEgg 2030 Fund	October 31, 2010

Security Description	Shares	Value ($)
Common Stocks — 60.7%

Consumer Discretionary — 9.8%
Aeropostale, Inc. (a)	4,208	102,591
Bayerische Motoren Werke AG (c)	1,252	89,758
Best Buy Co., Inc.	3,030	130,229
Carnival PLC (c)	2,059	88,750
Coach, Inc.	3,371	168,550
Comcast Corp., Class A	5,458	112,326
Denny's Corp. (a)	40,015	129,249
Einstein Noah Restaurant Group, Inc. (a)	9,835	108,775
Grupo Televisa SA - ADR (c)	3,732	83,783
Home Depot, Inc.	5,184	160,082
Jamba, Inc. (a)	50,428	119,514
Kohl's Corp. (a)	2,103	107,674
LVMH Moet Hennessy Louis Vuitton SA (c)	566	88,702
NIKE, Inc., Class B	2,175	177,132
Nordstrom, Inc.	3,124	120,305
Omnicom Group, Inc.	6,001	263,804
Sony Corp. (c)	2,348	78,490
Starbucks Corp.	5,894	167,861
Target Corp.	2,140	111,152
Toyota Motor Corp. (c)	1,896	67,363
Viacom, Inc., Class B	5,331	205,723
Walt Disney Co. (The)	6,514	235,221
WPP PLC (c)	6,593	76,697
		2,993,731

Consumer Staples — 5.3%
Anheuser-Busch InBev NV (c)	1,284	80,481
Asahi Breweries, Ltd. (c)	3,529	71,264
Carrefour SA (c)	1,479	79,828
CVS Caremark Corp.	3,402	102,468
Diageo PLC (c)	3,949	72,895
Diageo PLC - ADR (c)	3,004	222,296
Imperial Tobacco Group PLC (c)	2,315	74,152
Imperial Tobacco Group PLC - ADR (c)	1,699	108,736
Kao Corp. (c)	2,782	70,631
Mead Johnson Nutrition Co.	3,740	219,987
Nestle SA (c)	2,622	143,617
Tesco PLC (c)	21,113	144,406
Unilever NV (c)	2,448	72,589
Wal-Mart Stores, Inc.	2,819	152,705
		1,616,055

Energy — 4.5%
BP PLC (c)	11,255	76,791
Canadian Natural Resources Ltd. (c)	2,963	108,061
Chevron Corp.	757	62,536
CNOOC Ltd. - ADR (c)	400	83,568
ENI SpA (c)	3,353	75,554
Exxon Mobil Corp.	1,643	109,210
Lukoil OAO - ADR (c)	1,445	80,703
Occidental Petroleum Corp.	2,780	218,592
Peabody Energy Corp.	2,032	107,493
Petroleo Brasileiro SA - ADR (c)	2,560	87,347
Royal Dutch Shell PLC, Class A (c)	1,924	62,460

See Notes to Financial Statements

20

NestEgg Target Date Funds	Schedule of Portfolio Investments
NestEgg 2030 Fund	October 31, 2010

Security Description	Shares	Value ($)
Common Stocks — 60.7% (continued)

Energy — 4.5% (continued)
Sasol Ltd. - ADR (c)	1,815	82,129
Suncor Energy, Inc. (c)	1,880	60,240
Total SA (c)	2,778	150,965
		1,365,649

Financials — 9.4%
Affiliated Managers Group, Inc. (a)	1,430	122,422
Aflac, Inc.	1,100	61,479
Allianz SE (c)	1,286	161,159
American Capital Ltd. (a)	19,342	135,007
Assured Guaranty Ltd. (c)	5,546	105,651
Aviva PLC (c)	11,126	70,973
AXA SA (c)	4,172	75,951
Banco Bilbao Vizcaya Argentaria SA (c)	5,394	70,945
Banco Santander Brasil SA - ADR (c)	5,600	80,640
Barclays PLC (c)	13,744	60,475
China Life Insurance Co., Ltd. - ADR (c)	1,189	78,201
Credit Suisse Group AG (c)	1,514	62,542
DBS Group Holdings Ltd. (c)	6,524	70,064
Deutsche Boerse AG (c)	1,045	73,536
Goldman Sachs Group, Inc. (The)	1,466	235,957
Hartford Financial Services Group, Inc.	4,662	111,795
HSBC Holdings PLC (c)	13,491	140,319
ICICI Bank Ltd. - ADR (c)	1,604	84,338
ING Groep NV (a) (c)	7,569	80,800
JPMorgan Chase & Co.	2,609	98,177
Loews Corp.	3,184	125,704
MetLife, Inc.	2,881	116,191
MGIC Investment Corp. (a)	12,639	111,476
Mitsubishi UFJ Financial Group, Inc. (c)	13,581	63,289
Mitsui Fudosan Co., Ltd. (c)	4,050	76,551
Radian Group, Inc.	14,000	106,260
Societe Generale (c)	1,276	76,410
Sun Hung Kai Properties Ltd. (c)	4,651	79,684
Toronto-Dominion Bank (The) (c)	1,154	83,107
Westpac Banking Corp. (c)	3,463	77,002
		2,896,105

Health Care — 4.7%
Alphatec Holdings, Inc. (a)	44,322	96,622
Bruker Corp. (a)	7,370	110,476
Cardinal Health, Inc.	3,109	107,851
Celgene Corp. (a)	1,792	111,229
Dendreon Corp. (a)	2,579	94,134
Dr Reddy's Laboratories Ltd. - ADR (c)	2,205	83,415
Fresenius Medical Care AG & Co. KGaA (c)	1,161	73,959
Incyte Corp. (a)	2,327	38,768
Laboratory Corp. of America Holdings (a)	2,699	219,483
McKesson Corp.	1,508	99,498
Novartis AG (c)	1,324	76,759
NuVasive, Inc. (a)	3,072	80,486
Sanofi-Aventis SA (c)	1,161	81,085
Smith & Nephew PLC (c)	8,195	72,091

See Notes to Financial Statements

21

NestEgg Target Date Funds	Schedule of Portfolio Investments
NestEgg 2030 Fund	October 31, 2010

Security Description	Shares	Value ($)
Common Stocks — 60.7% (continued)

Health Care — 4.7% (continued)
Teva Pharmaceutical Industries Ltd. - ADR (c)	1,561	81,016
		1,426,872

Industrials — 6.0%
ABB Ltd. (a) (c)	6,973	144,413
Atlas Copco AB A Shares (c)	1,628	34,024
Atlas Copco AB B Shares (c)	2,757	52,584
Brambles Ltd. (c)	13,253	82,695
Cummins, Inc.	1,208	106,425
Dai Nippon Printing Co., Ltd. (c)	5,707	72,056
Experian PLC (c)	6,892	80,120
General Dynamics Corp.	3,495	238,080
General Electric Co.	12,150	194,643
JetBlue Airways Corp. (a)	16,418	114,598
Komatsu Ltd. (c)	3,273	80,208
L-3 Communications Holdings, Inc.	2,852	205,886
Mitsui & Co., Ltd. (c)	4,870	76,557
Siemens AG NPV (a) (c)	715	81,681
Sumitomo Electric Industries Ltd. (c)	6,277	80,110
TNT NV (c)	2,570	68,320
United Rentals, Inc. (a)	7,632	143,405
		1,855,805

Information Technology — 12.0%
Amphenol Corp., Class A	2,334	117,003
Apple, Inc. (a)	391	117,640
Avnet, Inc. (a)	4,011	119,448
Broadcom Corp., Class A	2,997	122,098
Canon, Inc. (c)	1,605	74,197
Cisco Systems, Inc. (a)	4,410	100,680
eBay, Inc. (a)	6,998	208,610
EMC Corp. (a)	5,218	109,630
Google, Inc., Class A (a)	200	122,598
Hewlett-Packard Co.	2,379	100,061
Infosys Technologies Ltd. - ADR (c)	1,225	82,614
Intel Corp.	5,045	101,253
Juniper Networks, Inc. (a)	3,734	120,944
Keyence Corp. (c)	318	78,838
Kyocera Corp. (c)	778	77,636
Lam Research Corp. (a)	2,521	115,437
Local.com Corp. (a)	26,217	108,538
Microsoft Corp.	7,937	211,442
MKS Instruments, Inc. (a)	5,092	105,150
Nokia OYJ (c)	7,485	80,841
Oracle Corp.	12,985	381,759
Riverbed Technology, Inc. (a)	1,970	113,354
SanDisk Corp. (a)	2,790	104,848
SAP AG (c)	2,982	155,514
Taiwan Semiconductor Manufacturing Co., Ltd. - ADR (c)	7,745	84,498
Telefonaktiebolaget LM Ericsson B Shares (c)	13,229	145,368
Visa, Inc., Class A	2,035	159,076
Xerox Corp.	22,308	261,004
		3,680,079

See Notes to Financial Statements

22

NestEgg Target Date Funds	Schedule of Portfolio Investments
NestEgg 2030 Fund	October 31, 2010

Security Description	Shares	Value ($)
Common Stocks — 60.7% (continued)

Materials — 4.5%
Allegheny Technologies, Inc.	2,125	111,966
ArcelorMittal (c)	2,375	76,902
Barrick Gold Corp. (c)	1,484	71,472
BHP Billiton Ltd. (c)	3,954	162,362
Brush Engineered Materials, Inc. (a)	4,039	133,893
Coeur d'Alene Mines Corp. (a)	6,311	130,070
CRH PLC (c)	4,440	76,040
Rio Tinto PLC (c)	2,688	173,836
Shin-Etsu Chemical Co., Ltd. (c)	1,447	73,276
Syngenta AG (c)	283	78,281
Teck Resources Ltd., Class B (c)	4,674	209,115
Vale SA - ADR (c)	2,547	81,861
		1,379,074

Telecommunication Services — 2.3%
AboveNet, Inc. (a)	1,895	107,807
America Movil SAB de CV - ADR (c)	1,415	81,023
China Unicom Hong Kong Ltd. - ADR (c)	5,638	78,932
Chunghwa Telecom Co., Ltd. - ADR (c)	3,530	82,602
KDDI Corp. (c)	14	75,419
NII Holdings, Inc. (a)	2,518	105,278
SK Telecom Co., Ltd. - ADR (c)	4,432	81,682
Telefonica SA (c)	3,042	82,137
		694,880

Utilities — 2.2%
AES Corp. (The) (a)	9,068	108,272
CLP Holdings Ltd. (c)	8,922	72,516
Enel SpA (c)	14,039	80,161
Entergy Corp.	1,401	104,417
Huaneng Power International, Inc. - ADR (c)	3,505	80,229
Korea Electric Power Corp. - ADR (a) (c)	6,070	80,185
Tokyo Gas Co., Ltd. (c)	14,449	68,052
Veolia Environnement (c)	2,773	81,454
		675,286
Total Common Stocks (Cost $16,318,537)		18,583,536

	Principal ($)
U.S. Treasury Obligations — 33.4%

U.S. Treasury Bond — 3.6%
8.00%, 11/15/21	740,000	1,105,953

U.S. Treasury Notes — 29.8%
1.38%, 2/15/12	1,691,000	1,715,572
4.13%, 8/31/12	1,268,000	1,356,513
3.13%, 8/31/13	1,585,000	1,704,494
2.25%, 5/31/14	1,242,000	1,310,504
2.50%, 4/30/15	1,057,000	1,126,283
2.75%, 11/30/16	898,000	958,194
4.75%, 8/15/17	819,000	971,475
		9,143,035
Total U.S. Treasury Obligations (Cost $10,038,088)		10,248,988

See Notes to Financial Statements

23

NestEgg Target Date Funds	Schedule of Portfolio Investments
NestEgg 2030 Fund	October 31, 2010

Security Description	Shares	Value ($)
Short-Term Investments — 7.3%

Money Market Funds — 7.3%
Dreyfus Cash Management	67,941	67,941
Dreyfus Cash Management Plus	67,941	67,941
Federated Government Obligations Fund	2,108,616	2,108,616
Total Short-Term Investments (Cost $2,244,498)		2,244,498

Total Investments (Cost $28,601,123(b)) — 101.4%		$31,077,022

Liabilities in excess of other assets — (1.4)%		(436,104)

NET ASSETS — 100.0%		$30,640,918

(a)	Non-income producing security.
(b)	See Notes to Financial Statements for tax unrealized appreciation (depreciation) of securities.
(c)	Foreign security incorporated outside United States.

Summary of Abbreviations
ADR — American Depositary Receipt

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Investments at Value	Level 1	Level 2	Level 3	Total
Common Stocks	$18,583,536	$—	$—	$18,583,536
U.S. Treasury Obligations	—	10,248,988	—	10,248,988
Short-Term Investments	2,244,498	—	—	2,244,498
Total Investments	$20,828,034	$10,248,988	$—	$31,077,022

See Notes to Financial Statements

24

NestEgg Target Date Funds	Schedule of Portfolio Investments
NestEgg 2040 Fund	October 31, 2010

Security Description	Shares	Value ($)
Common Stocks — 78.0%

Consumer Discretionary — 12.7%
Aeropostale, Inc. (a)	6,443	157,080
Bayerische Motoren Werke AG (c)	1,917	137,434
Best Buy Co., Inc.	4,619	198,525
Carnival PLC (c)	3,152	135,862
Coach, Inc.	5,162	258,100
Comcast Corp., Class A	8,358	172,008
Denny's Corp. (a)	61,278	197,928
Einstein Noah Restaurant Group, Inc. (a)	15,060	166,564
Grupo Televisa SA - ADR (c)	5,436	122,038
Home Depot, Inc.	7,938	245,125
Jamba, Inc. (a)	77,222	183,016
Kohl's Corp. (a)	3,220	164,864
LVMH Moet Hennessy Louis Vuitton SA (c)	867	135,874
NIKE, Inc., Class B	3,323	270,625
Nordstrom, Inc.	4,784	184,232
Omnicom Group, Inc.	9,189	403,949
Sony Corp. (c)	3,596	120,209
Starbucks Corp.	8,988	255,978
Target Corp.	3,278	170,259
Toyota Motor Corp. (c)	2,903	103,140
Viacom, Inc., Class B	8,164	315,049
Walt Disney Co. (The)	9,976	360,233
WPP PLC (c)	10,096	117,448
		4,575,540

Consumer Staples — 6.9%
Anheuser-Busch InBev NV (c)	1,966	123,229
Asahi Breweries, Ltd. (c)	5,404	109,128
Carrefour SA (c)	2,265	122,252
CVS Caremark Corp.	5,210	156,925
Diageo PLC (c)	6,047	111,623
Diageo PLC - ADR (c)	4,602	340,548
Imperial Tobacco Group PLC (c)	3,546	113,583
Imperial Tobacco Group PLC - ADR (c)	2,601	166,464
Kao Corp. (c)	4,260	108,154
Mead Johnson Nutrition Co.	5,728	336,921
Nestle SA (c)	4,015	219,916
Tesco PLC (c)	32,331	221,133
Unilever NV (c)	3,748	111,137
Wal-Mart Stores, Inc.	4,299	232,877
		2,473,890

Energy — 5.4%
BP PLC (c)	17,236	117,598
Canadian Natural Resources Ltd. (c)	4,537	165,464
Chevron Corp.	1,159	95,745
CNOOC Ltd. - ADR (c)	587	122,636
ENI SpA (c)	5,135	115,709
Exxon Mobil Corp.	2,516	167,238
Lukoil OAO - ADR (c)	2,140	119,519
Occidental Petroleum Corp.	4,257	334,728
Peabody Energy Corp.	3,113	164,678
Petroleo Brasileiro SA - ADR (c)	3,595	122,661
Royal Dutch Shell PLC, Class A (c)	3,531	114,630

See Notes to Financial Statements

25

NestEgg Target Date Funds	Schedule of Portfolio Investments
NestEgg 2040 Fund	October 31, 2010

Security Description	Shares	Value ($)
Common Stocks — 78.0% (continued)

Energy — 5.4% (continued)
Suncor Energy, Inc. (c)	2,900	92,923
Total SA (c)	4,254	231,176
		1,964,705

Financials — 12.2%
Affiliated Managers Group, Inc. (a)	2,190	187,486
Aflac, Inc.	1,600	89,424
Allianz SE (c)	1,969	246,752
American Capital Ltd. (a)	29,620	206,748
Assured Guaranty Ltd. (c)	8,494	161,811
Aviva PLC (c)	17,037	108,679
AXA SA (c)	6,389	116,311
Banco Bilbao Vizcaya Argentaria SA (c)	8,260	108,640
Banco Santander Brasil SA - ADR (c)	8,165	117,576
Barclays PLC (c)	21,047	92,608
China Life Insurance Co., Ltd. - ADR (c)	1,747	114,900
Credit Suisse Group AG (c)	2,319	95,795
DBS Group Holdings Ltd. (c)	9,990	107,287
Deutsche Boerse AG (c)	1,600	112,592
Goldman Sachs Group, Inc. (The)	2,245	361,336
Hartford Financial Services Group, Inc.	7,139	171,193
HSBC Holdings PLC (c)	20,659	214,872
ICICI Bank Ltd. - ADR (c)	2,364	124,299
ING Groep NV (a) (c)	11,590	123,725
JPMorgan Chase & Co.	4,085	153,719
Loews Corp.	4,877	192,544
MetLife, Inc.	4,412	177,936
MGIC Investment Corp. (a)	19,355	170,711
Mitsubishi UFJ Financial Group, Inc. (c)	20,797	96,917
Mitsui Fudosan Co., Ltd. (c)	6,202	117,227
Radian Group, Inc.	21,439	162,722
Societe Generale (c)	1,954	117,010
Sun Hung Kai Properties Ltd. (c)	7,122	122,019
Toronto-Dominion Bank (The) (c)	1,721	123,941
Westpac Banking Corp. (c)	5,304	117,938
		4,414,718

Health Care — 6.0%
Alphatec Holdings, Inc. (a)	67,873	147,963
Bruker Corp. (a)	11,287	169,192
Cardinal Health, Inc.	4,761	165,159
Celgene Corp. (a)	2,743	170,258
Dendreon Corp. (a)	3,950	144,175
Dr Reddy's Laboratories Ltd. - ADR (c)	3,235	122,380
Fresenius Medical Care AG & Co. KGaA (c)	1,777	113,201
Incyte Corp. (a)	3,620	60,309
Laboratory Corp. of America Holdings (a)	4,132	336,014
McKesson Corp.	2,309	152,348
Novartis AG (c)	2,027	117,515
NuVasive, Inc. (a)	4,705	123,271
Sanofi-Aventis SA (c)	1,778	124,177
Smith & Nephew PLC (c)	12,575	110,622
Teva Pharmaceutical Industries Ltd. - ADR (c)	2,298	119,266
		2,175,850

See Notes to Financial Statements

26

NestEgg Target Date Funds	Schedule of Portfolio Investments
NestEgg 2040 Fund	October 31, 2010

Security Description	Shares	Value ($)
Common Stocks — 78.0% (continued)

Industrials — 7.9%
ABB Ltd. (a) (c)	10,678	221,145
Atlas Copco AB A Shares (c)	2,462	51,454
Atlas Copco AB B Shares (c)	4,253	81,117
Brambles Ltd. (c)	20,296	126,641
Cummins, Inc.	1,850	162,985
Dai Nippon Printing Co., Ltd. (c)	8,739	110,337
Experian PLC (c)	10,554	122,692
General Dynamics Corp.	5,353	364,646
General Electric Co.	18,606	298,068
JetBlue Airways Corp. (a)	25,142	175,491
Komatsu Ltd. (c)	5,012	122,824
L-3 Communications Holdings, Inc.	4,367	315,254
Mitsui & Co., Ltd. (c)	7,458	117,241
Siemens AG NPV (a) (c)	1,090	124,521
Sumitomo Electric Industries Ltd. (c)	9,613	122,686
TNT NV (c)	3,936	104,633
United Rentals, Inc. (a)	11,688	219,618
		2,841,353

Information Technology — 16.1%
Amphenol Corp., Class A	3,575	179,215
Apple, Inc. (a)	598	179,920
Avnet, Inc. (a)	6,143	182,938
Broadcom Corp., Class A	4,589	186,956
Canon, Inc. (c)	2,458	113,629
Cisco Systems, Inc. (a)	6,754	154,194
eBay, Inc. (a)	10,716	319,444
EMC Corp. (a)	7,991	167,891
Google, Inc., Class A (a)	614	376,376
Hewlett-Packard Co.	3,642	153,182
Infosys Technologies Ltd. - ADR (c)	1,805	121,729
Intel Corp.	7,726	155,061
Juniper Networks, Inc. (a)	5,718	185,206
Keyence Corp. (c)	487	120,736
Kyocera Corp. (c)	1,192	118,948
Lam Research Corp. (a)	3,861	176,795
Local.com Corp. (a)	40,147	166,209
Microsoft Corp.	12,103	322,424
MKS Instruments, Inc. (a)	7,798	161,029
Nokia OYJ (c)	11,461	123,784
Oracle Corp.	19,884	584,590
Riverbed Technology, Inc. (a)	2,995	172,332
SanDisk Corp. (a)	4,275	160,654
SAP AG (c)	4,567	238,174
Taiwan Semiconductor Manufacturing Co., Ltd. - ADR (c)	11,408	124,461
Telefonaktiebolaget LM Ericsson B Shares (c)	20,258	222,607
Visa, Inc., Class A	3,104	242,640
Xerox Corp.	34,161	399,684
		5,810,808

See Notes to Financial Statements

27

NestEgg Target Date Funds	Schedule of Portfolio Investments
NestEgg 2040 Fund	October 31, 2010

Security Description	Shares	Value ($)
Common Stocks — 78.0% (continued)

Materials — 5.8%
Allegheny Technologies, Inc.	3,254	171,453
ArcelorMittal (c)	3,680	119,158
Barrick Gold Corp. (c)	2,272	109,423
BHP Billiton Ltd. (c)	6,055	248,634
Brush Engineered Materials, Inc. (a)	6,185	205,033
Coeur d'Alene Mines Corp. (a)	9,665	199,196
CRH PLC (c)	6,799	116,441
Rio Tinto PLC (c)	4,116	266,187
Shin-Etsu Chemical Co., Ltd. (c)	2,215	112,167
Syngenta AG (c)	434	120,050
Teck Resources Ltd., Class B (c)	7,157	320,204
Vale SA - ADR (c)	3,692	118,661
		2,106,607

Telecommunication Services — 2.2%
AboveNet, Inc. (a)	2,901	165,038
China Unicom Hong Kong Ltd. - ADR (c)	8,260	115,640
KDDI Corp. (c)	21	113,129
NII Holdings, Inc. (a)	3,856	161,219
SK Telecom Co., Ltd. - ADR (c)	6,541	120,551
Telefonica SA (c)	4,658	125,771
		801,348

Utilities — 2.8%
AES Corp. (The) (a)	13,886	165,799
CLP Holdings Ltd. (c)	13,662	111,041
Enel SpA (c)	21,498	122,751
Entergy Corp.	2,145	159,867
Huaneng Power International, Inc. - ADR (c)	5,220	119,486
Korea Electric Power Corp. - ADR (a) (c)	8,990	118,758
Tokyo Gas Co., Ltd. (c)	22,127	104,214
Veolia Environnement (c)	4,247	124,752
		1,026,668
Total Common Stocks (Cost $24,704,287)		28,191,487

	Principal ($)
U.S. Treasury Obligations — 18.0%

U.S. Treasury Bond — 1.9%
8.00%, 11/15/21	471,000	703,924

U.S. Treasury Notes — 16.1%
1.38%, 2/15/12	1,076,000	1,091,635
4.13%, 8/31/12	807,000	863,333
3.13%, 8/31/13	1,009,000	1,085,069
2.25%, 5/31/14	790,000	833,573
2.50%, 4/30/15	672,000	716,048
2.75%, 11/30/16	572,000	610,342
4.75%, 8/15/17	521,000	617,996
		5,817,996
Total U.S. Treasury Obligations (Cost $6,406,777)		6,521,920

See Notes to Financial Statements

28

NestEgg Target Date Funds	Schedule of Portfolio Investments
NestEgg 2040 Fund	October 31, 2010

Security Description	Shares	Value ($)
Short-Term Investments — 5.1%

Money Market Funds — 5.1%
Dreyfus Cash Management	99,084	99,084
Dreyfus Cash Management Plus	99,083	99,083
Federated Government Obligations Fund	1,644,438	1,644,438
Total Short-Term Investments (Cost $1,842,605)		1,842,605

Total Investments (Cost $32,953,669 (b)) — 101.1%		$36,556,012

Liabilities in excess of other assets — (1.1)%		(393,468)

NET ASSETS — 100.0%		$36,162,544

(a)	Non-income producing security.
(b)	See Notes to Financial Statements for tax unrealized appreciation (depreciation) of securities.
(c)	Foreign security incorporated outside United States.

Summary of Abbreviations
ADR — American Depositary Receipt

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Investments at Value	Level 1	Level 2	Level 3	Total
Common Stocks	$28,191,487	$—	$—	$28,191,487
U.S. Treasury Obligations	—	6,521,920	—	6,521,920
Short-Term Investments	1,842,605	—	—	1,842,605
Total Investments	$30,034,092	$6,521,920	$—	$36,556,012

See Notes to Financial Statements

29

NestEgg Target Date Funds	Schedule of Portfolio Investments
NestEgg 2050 Fund	October 31, 2010

Security Description	Shares	Value ($)
Investment Companies — 94.4%

iShares MSCI EAFE Index Fund	15,170	864,842
iShares S&P 500 Index Fund	10,964	1,302,962
Total Investment Companies (Cost $2,002,694)		2,167,804

Principal ($)
U.S. Treasury Obligations — 5.4%

U.S. Treasury Bond — 0.6%
8.00%, 11/15/21	9,000	13,451

U.S. Treasury Notes — 4.8%
1.38%, 2/15/12	20,000	20,291
4.13%, 8/31/12	15,000	16,047
3.13%, 8/31/13	19,000	20,432
2.25%, 5/31/14	15,000	15,827
2.50%, 4/30/15	13,000	13,852
2.75%, 11/30/16	11,000	11,737
4.75%, 8/15/17	10,000	11,862
		110,048
Total U.S. Treasury Obligations (Cost $122,387)		123,499

	Shares
Short-Term Investment — 4.3%

Money Market Fund — 4.3%
Federated Government Obligations Fund	98,372	98,372
Total Short-Term Investments (Cost $98,372)		98,372

Total Investments (Cost $2,223,453(a)) — 104.1%		$2,389,675

Liabilities in excess of other assets — (4.1)%		(93,468)

NET ASSETS — 100.0%		$2,296,207

(a)	See Notes to Financial Statements for tax unrealized appreciation (depreciation) of securities.

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Investments at Value	Level 1	Level 2	Level 3	Total
Investment Companies	$2,167,804	$—	$—	$2,167,804
U.S. Treasury Obligations	—	123,499	—	123,499
Short-Term Investments	98,372	—	—	98,372
Total Investments	$2,266,176	$123,499	$—	$2,389,675

See Notes to Financial Statements

30

NestEgg Target Date Funds
Statements of Assets and Liabilities
October 31, 2010

	NestEgg 2010 Fund	NestEgg 2020 Fund	NestEgg 2030 Fund	NestEgg 2040 Fund	NestEgg 2050 Fund
Assets
Investments, at cost	$16,576,793	$36,279,686	$28,601,123	$32,953,669	$2,223,453
Investments, at value	$17,460,240	$38,796,621	$31,077,022	$36,556,012	$2,389,675
Foreign currency, at value (cost at $8,233; $26,002; $7,677; $14,157 and $0, respectively)	8,380	26,356	7,907	14,289	—
Interest and dividends receivable	109,514	196,361	120,001	100,079	1,137
Receivable for capital shares issued	24,421	68,971	86,278	97,592	8,050
Receivable for investments sold	47,577	168,000	181,208	288,807	—
Reclaims receivable	3,050	8,838	7,896	10,232	—
Receivable from Investment Adviser	16,986	1,130	2,860	—	1,272
Prepaid expenses	2,117	4,369	3,461	4,038	178
Total assets	17,672,285	39,270,646	31,486,633	37,071,049	2,400,312

Liabilities
Payable for investments purchased	208,007	719,448	778,402	826,320	59,706
Payable for capital shares redeemed	—	55,408	2,157	12,112	3,536
Accrued expenses and other payables:
Investment advisory	—	—	—	73	—
Administration	4,650	10,932	8,269	9,626	341
Distribution and Service	147	561	426	252	—
Fund Accounting	27,561	28,166	28,457	28,467	18,400
Trustee	135	298	265	352	50
Other	25,723	28,531	27,739	31,303	22,072
Total liabilities	266,223	843,344	845,715	908,505	104,105
Net Assets	$17,406,062	$38,427,302	$30,640,918	$36,162,544	$2,296,207

Composition of Net Assets
Capital	$16,024,249	$39,758,554	$31,642,196	$36,151,111	$2,118,883
Accumulated (distributions in excess of) net investment income	(6,253)	326,101	242,353	290,072	9,690
Accumulated net realized gains (losses) from investment transactions	503,930	(4,175,754)	(3,721,339)	(3,883,438)	1,412
Net unrealized appreciation	884,136	2,518,401	2,477,708	3,604,799	166,222
Net Assets	$17,406,062	$38,427,302	$30,640,918	$36,162,544	$2,296,207

Net Assets By Share Class:
Institutional Class Shares	$17,104,277	$38,178,065	$30,023,111	$35,523,675	$2,293,595
Class A Shares	301,785	249,237	617,807	630,447	2,612
Class C Shares*	—	—	—	8,422	—
Net Assets	$17,406,062	$38,427,302	$30,640,918	$36,162,544	$2,296,207

Shares Outstanding (unlimited number of shares authorized @ $0.001 par value)
Institutional Class Shares	1,707,845	3,926,891	3,374,307	3,942,605	209,349
Class A Shares	30,267	25,778	70,232	71,089	238
Class C Shares*	—	—	—	963	—

Net Asset Value, Offering Price and Redemption Price per share:
Institutional Class	$10.02	$9.72	$8.90	$9.01	$10.96
Class A Shares	$9.97	$9.67	$8.80	$8.87	$10.95
Class C Shares*	$—	$—	$—	$8.75	$—

Maximum Sales Charge:
Class A Shares	4.75%	4.75%	4.75%	4.75%	4.75%
Class C Shares**	N/A	N/A	N/A	1.00%	N/A

Maximum Offering Price per share (Net Asset Value/100% minus maximum sales charge of net asset value, adjusted to the nearest cent)
Class A Shares	$10.47	$10.15	$9.24	$9.31	$11.50

*	Effective as of the close of business on July 15, 2010, Class C Shares were liquidated and are no longer offered with respect to the NestEgg 2010, NestEgg 2020, NestEgg 2030 and NestEgg 2050 Funds.
**	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements

31

NestEgg Target Date Funds
Statements of Operations
For the Year Ended October 31, 2010

	NestEgg 2010 Fund	NestEgg 2020 Fund	NestEgg 2030 Fund	NestEgg 2040 Fund	NestEgg 2050 Fund*
Investment Income:
Dividend	$100,343	$313,020	$360,362	$554,199	$10,489
Interest	236,898	404,418	212,318	133,339	405
Other income	2,839	11,997	5,734	5,408	—
Foreign tax withholding	(2,447)	(12,865)	(16,227)	(22,705)	—
Total Investment Income	337,633	716,570	562,187	670,241	10,894

Expenses:
Investment advisory	105,470	213,724	166,405	199,426	3,352
Administration	21,973	44,526	34,668	41,548	698
Distribution - Class A Shares	706	529	1,309	1,432	—
Distribution - Class C Shares**	—	—	—	161	—
Service - Class A Shares	706	529	1,309	1,432	—
Service - Class C Shares**	—	—	—	53	—
Accounting	48,652	49,402	49,771	49,772	18,400
Audit expenses	24,707	25,032	24,862	24,951	17,386
Compliance services	5,940	7,166	6,603	6,959	2,103
Custodian	14,440	22,148	21,555	23,323	900
Legal expenses	1,853	3,878	2,655	3,573	60
Shareholder Report Printing	264	130	303	369	322
State registration expenses	19,799	17,007	16,464	18,400	2,264
Transfer Agent	8,716	9,429	12,089	13,081	1,032
Trustee	2,724	5,487	4,297	5,044	112
Insurance	1,582	2,712	1,960	2,267	26
Other	15,949	16,025	16,299	16,807	63
Total expenses before fee reductions	273,481	417,724	360,549	408,598	46,718
Expenses reduced by Adviser	(158,002)	(178,585)	(166,625)	(159,827)	(42,540)
Net Expenses	115,479	239,139	193,924	248,771	4,178

Net Investment Income	222,154	477,431	368,263	421,470	6,716

Realized and unrealized gains (losses) from investments and foreign currency transactions:
Net realized gain from investment transactions	942,993	2,115,738	1,651,111	2,013,042	1,412
Net realized losses from foreign currency transactions	(10,907)	(35,465)	(42,807)	(63,893)	—
Net change in unrealized appreciation from investments	460,426	1,316,267	1,267,902	1,879,802	166,222
Net change in unrealized appreciation from foreign currency translation	359	664	1,334	1,720	—
Net realized and unrealized gains	1,392,871	3,397,204	2,877,540	3,830,671	167,634

Net Increase in Net Assets Resulting from Operations	$1,615,025	$3,874,635	$3,245,803	$4,252,141	$174,350

*	For the period from May 7, 2010, commencement of operations, through October 31, 2010.
**	Effective as of the close of business on July 15, 2010, Class C Shares were liquidated and are no longer offered with respect to the NestEgg 2010, NestEgg 2020, NestEgg 2030 and NestEgg 2050 Funds.

See Notes to Financial Statements

32

NestEgg Target Date Funds
Statements of Changes in Net Assets

	NestEgg 2010 Fund		NestEgg 2020 Fund
	For the Years Ended October 31,		For the Years Ended October 31,
	2010	2009	2010	2009
Investment Operations:
Net investment income	$222,154	$220,233	$477,431	$479,923
Net realized gains (losses)	932,086	(264,800)	2,080,273	(5,811,373)
Net change in unrealized appreciation	460,785	1,429,596	1,316,931	8,468,444
Net increase in net assets resulting from operations	1,615,025	1,385,029	3,874,635	3,136,994

Distributions:
From net investment income:
Institutional Class Shares	(231,384)	(272,761)	(487,392)	(985,081)
Class A Shares	(2,473)	(4,232)	(1,999)	(4,396)
Class C Shares	(33)	(246)	(145)	(929)
Decrease in net assets from distributions	(233,890)	(277,239)	(489,536)	(990,406)

Net increase (decrease) in net assets from capital transactions	(1,172,053)	8,930,427	2,314,956	2,946,475
Total increase in net assets	209,082	10,038,217	5,700,055	5,093,063

Net Assets:
Beginning of year	17,196,980	7,158,763	32,727,247	27,634,184
End of year	$17,406,062	$17,196,980	$38,427,302	$32,727,247
Accumulated (distributions in excess of) net investment income	(6,253)	(537)	326,101	375,719

Capital Transactions:
Institutional Class Shares
Proceeds from shares issued	$4,379,288	$13,990,749	$7,797,828	$6,215,592
Dividends reinvested	231,402	272,739	487,392	985,082
Cost of shares redeemed	(5,767,289)	(5,249,603)	(5,982,502)	(4,267,342)
Institutional Class Shares capital transactions	(1,156,599)	9,013,885	2,302,718	2,933,332

Class A Shares
Proceeds from shares issued	15,971	24,176	77,657	32,066
Dividends reinvested	2,473	4,231	1,999	4,395
Cost of shares redeemed	(21,662)	(112,095)	(31,299)	(22,928)
Class A Shares capital transactions	(3,218)	(83,688)	48,357	13,533

Class C Shares*
Proceeds from shares issued	994	1,342	2,563	4,304
Dividends reinvested	23	247	145	929
Cost of shares redeemed	(13,253)	(1,359)	(38,827)	(5,623)
Class C Shares capital transactions	(12,236)	230	(36,119)	(390)

Net increase (decrease) in net assets from capital share transactions	$(1,172,053)	$8,930,427	$2,314,956	$2,946,475

Share Transactions:
Institutional Class Shares
Issued	461,236	1,605,119	854,710	758,955
Reinvested	24,381	31,455	54,298	124,536
Redeemed	(606,916)	(602,729)	(652,152)	(525,565)
Change in Institutional Class Shares	(121,299)	1,033,845	256,856	357,926

Class A Shares
Issued	1,695	2,922	8,547	3,936
Reinvested	262	493	223	556
Redeemed	(2,297)	(13,221)	(3,441)	(2,876)
Change in Class A Shares	(340)	(9,806)	5,329	1,616

Class C Shares*
Issued	108	153	287	535
Reinvested	3	29	16	118
Redeemed	(1,425)	(153)	(4,411)	(701)
Change in Class C Shares	(1,314)	29	(4,108)	(48)

*	Effective as of the close of business on July 15, 2010, Class C Shares were liquidated and are no longer offered.

See Notes to Financial Statements

33

NestEgg Target Date Funds
Statements of Changes in Net Assets - (continued)

	NestEgg 2030 Fund		NestEgg 2040 Fund		NestEgg 2050 Fund
	For the Years Ended October 31,		For the Years Ended October 31,		For the Period May 7, 2010** Thru October 31,
	2010	2009	2010	2009	2010
Investment Operations:
Net investment income	$368,263	$347,907	$421,470	$380,204	$6,716
Net realized gains (losses)	1,608,304	(5,265,658)	1,949,149	(5,825,073)	1,412
Net change in unrealized appreciation	1,269,236	7,681,177	1,881,522	9,403,071	166,222
Net increase in net assets resulting from operations	3,245,803	2,763,426	4,252,141	3,958,202	174,350

Distributions:
From net investment income:
Institutional Class Shares	(328,072)	(453,680)	(351,270)	(387,466)	—
Class A Shares	(4,580)	(8,134)	(4,081)	(6,395)	—
Class C Shares*	(1,248)	(3,361)	(142)	(254)	—
From net realized gains:
Institutional Class Shares	—	—	—	(163,184)	—
Class A Shares	—	—	—	(4,129)	—
Class C Shares*	—	—	—	(180)	—
Decrease in net assets from distributions	(333,900)	(465,175)	(355,493)	(561,608)	—
Net increase in net assets from capital transactions	3,498,703	3,390,626	3,451,274	6,008,202	2,121,857
Total increase in net assets	6,410,606	5,688,877	7,347,922	9,404,796	2,296,207

Net Assets:
Beginning of year	24,230,312	18,541,435	28,814,622	19,409,826	—
End of year	$30,640,918	$24,230,312	$36,162,544	$28,814,622	$2,296,207
Accumulated net investment income	242,353	252,751	290,072	278,706	9,690

Capital Transactions:
Institutional Class Shares
Proceeds from shares issued	$9,116,786	$6,225,939	$12,147,091	$10,426,562	$2,399,062
Dividends reinvested	327,976	453,680	351,101	550,455	—
Cost of shares redeemed	(5,789,418)	(3,405,955)	(8,962,131)	(5,040,714)	(279,775)
Institutional Class Shares capital transactions	3,655,344	3,273,664	3,536,061	5,936,303	2,119,287
Class A Shares
Proceeds from shares issued	165,553	159,055	143,855	92,995	2,574
Dividends reinvested	4,580	8,134	4,081	10,524	—
Cost of shares redeemed	(76,429)	(73,322)	(214,575)	(33,760)	(4)
Class A Shares capital transactions	93,704	93,867	(66,639)	69,759	2,570
Class C Shares*
Proceeds from shares issued	18,576	28,503	1,134	1,710	—
Dividends reinvested	1,248	3,361	142	435	—
Cost of shares redeemed	(270,169)	(8,769)	(19,424)	(5)	—
Class C Shares capital transactions	(250,345)	23,095	(18,148)	2,140	—
Net increase in net assets from capital share transactions	$3,498,703	$3,390,626	$3,451,274	$6,008,202	$2,121,857

Share Transactions:
Institutional Class Shares
Issued	1,096,646	882,206	1,453,232	1,521,529	236,392
Reinvested	39,882	66,620	42,290	84,039	—
Redeemed	(698,467)	(486,639)	(1,077,640)	(720,108)	(27,043)
Change in Institutional Class Shares	438,061	462,187	417,882	885,460	209,349
Class A Shares
Issued	20,129	22,759	17,517	14,353	239
Reinvested	561	1,203	497	1,624	—
Redeemed	(9,349)	(10,965)	(25,982)	(5,378)	(1)
Change in Class A Shares	11,341	12,997	(7,968)	10,599	238
Class C Shares*
Issued	2,298	4,086	141	254	—
Reinvested	154	500	17	67	—
Redeemed	(34,643)	(1,378)	(2,539)	(1)	—
Change in Class C Shares	(32,191)	3,208	(2,381)	320	—

*	Effective as of the close of business on July 15, 2010, Class C Shares were liquidated and no longer offered with respect to NestEgg 2030 and NestEgg 2050 Fund.
**	Date of commencement of operations.

See Notes to Financial Statements

34

[This page intentionally left blank]

35

NestEgg Target Date Funds
Financial Highlights
Selected data for a share outstanding throughout the period indicated.

	Per Share Data
		Investment Operations			Distributions From
	Net Asset Value Beginning of Period	Net investment income	Net realized and unrealized gains (losses)	Increase (Decrease) from investment operations	Net investment income	Net realized gains	Total Distributions	Net Asset Value, End of Period
NestEgg 2010 Fund

Institutional Class Shares
For the year ended
10/31/2010	$9.24	$0.12	$0.79	$0.91	$(0.13)	$—	$(0.13)	$10.02
10/31/2009	$8.56	$0.13	$0.75	$0.88	$(0.20)	$—	$(0.20)	$9.24
10/31/2008	$10.44	$0.38	$(1.71)	$(1.33)	$(0.32)	$(0.23)	$(0.55)	$8.56
10/31/2007	$10.39	$0.34	$0.39	$0.73	$(0.33)	$(0.35)	$(0.68)	$10.44
10/31/2006 (d)	$10.33	$0.34	$0.50	$0.84	$(0.36)	$(0.42)	$(0.78)	$10.39

Class A Shares
For the year ended
10/31/2010	$9.20	$0.07	$0.78	$0.85	$(0.08)	$—	$(0.08)	$9.97
10/31/2009	$8.50	$0.09	$0.73	$0.82	$(0.12)	$—	$(0.12)	$9.20
10/31/2008	$10.38	$0.33	$(1.71)	$(1.38)	$(0.27)	$(0.23)	$(0.50)	$8.50
10/31/2007	$10.34	$0.29	$0.38	$0.67	$(0.28)	$(0.35)	$(0.63)	$10.38
10/31/2006 (e)	$10.28	$0.28	$0.50	$0.78	$(0.30)	$(0.42)	$(0.72)	$10.34

NestEgg 2020 Fund

Institutional Class Shares
For the year ended
10/31/2010	$8.86	$0.12	$0.87	$0.99	$(0.13)	$—	$(0.13)	$9.72
10/31/2009	$8.29	$0.13	$0.74	$0.87	$(0.30)	$—	$(0.30)	$8.86
10/31/2008	$11.75	$0.32	$(3.05)	$(2.73)	$(0.26)	$(0.47)	$(0.73)	$8.29
10/31/2007	$11.25	$0.25	$0.91	$1.16	$(0.25)	$(0.41)	$(0.66)	$11.75
10/31/2006 (d)	$10.27	$0.26	$0.79	$1.05	$(0.07)	$—	$(0.07)	$11.25

Class A Shares
For the year ended
10/31/2010	$8.82	$0.06	$0.88	$0.94	$(0.09)	$—	$(0.09)	$9.67
10/31/2009	$8.22	$0.08	$0.75	$0.83	$(0.23)	$—	$(0.23)	$8.82
10/31/2008	$11.65	$0.33	$(3.09)	$(2.76)	$(0.20)	$(0.47)	$(0.67)	$8.22
10/31/2007	$11.16	$0.18	$0.91	$1.09	$(0.19)	$(0.41)	$(0.60)	$11.65
10/31/2006 (e)	$10.23	$0.22	$0.77	$0.99	$(0.06)	$—	$(0.06)	$11.16

(a)	Does not include expenses of the investment companies in which the Funds invested.
(b)	During the period certain fees were reduced. If such fee reductions had not occurred, the ratios would be as indicated.
(c)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(d)	Prior to March 2, 2006, Institutional Class Shares were named Service Shares.
(e)	Prior to March 2, 2006, Class A Shares were named Premium Shares.
*	Not annualized for periods less than one year.
**	Annualized for periods less than one year.

See Notes to Financial Statements

36

	Ratios/Supplemental Data

	Total Return (excludes sales charge)*	Net Assets at end of period (000's)	Ratio of net expenses to average net assets(a)**	Ratio of gross expenses to average net assets (a)(b)**	Ratio of net investment income to average net assets**	Portfolio turnover rate(c)*
NestEgg 2010 Fund

Institutional Class Shares
For the year ended
10/31/2010	9.90%	$17,104	0.65%	1.55%	1.27%	189%
10/31/2009	10.43%	$16,903	0.58%	2.37%	1.43%	210%
10/31/2008	(13.33%)	$6,804	0.45%	2.66%	3.90%	88%
10/31/2007	7.34%	$6,270	0.83%	2.73%	3.34%	66%
10/31/2006 (d)	8.55%	$5,910	0.97%	2.32%	3.33%	191%

Class A Shares
For the year ended
10/31/2010	9.21%	$302	1.15%	2.05%	0.77%	189%
10/31/2009	10.02%	$282	1.10%	2.91%	0.96%	210%
10/31/2008	(13.84%)	$344	0.95%	3.10%	3.44%	88%
10/31/2007	6.75%	$359	1.32%	3.24%	2.84%	66%
10/31/2006 (e)	8.00%	$314	1.48%	2.81%	2.82%	191%

NestEgg 2020 Fund

Institutional Class Shares
For the year ended
10/31/2010	11.32%	$38,178	0.67%	1.17%	1.34%	188%
10/31/2009	10.91%	$32,511	0.63%	1.68%	1.67%	190%
10/31/2008	(24.63%)	$27,445	0.55%	1.23%	3.11%	52%
10/31/2007	10.77%	$34,942	0.85%	1.24%	2.19%	66%
10/31/2006 (d)	10.28%	$31,147	0.97%	1.40%	2.44%	161%

Class A Shares
For the year ended
10/31/2010	10.77%	$249	1.17%	1.67%	0.84%	188%
10/31/2009	10.40%	$180	1.14%	2.16%	1.16%	190%
10/31/2008	(24.98%)	$155	1.05%	1.71%	2.52%	52%
10/31/2007	10.19%	$351	1.35%	1.74%	1.67%	66%
10/31/2006 (e)	9.68%	$269	1.48%	1.89%	1.93%	161%

(a)	Does not include expenses of the investment companies in which the Funds invested.
(b)	During the period certain fees were reduced. If such fee reductions had not occurred, the ratios would be as indicated.
(c)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(d)	Prior to March 2, 2006, Institutional Class Shares were named Service Shares.
(e)	Prior to March 2, 2006, Class A Shares were named Premium Shares.
*	Not annualized for periods less than one year.
**	Annualized for periods less than one year.

See Notes to Financial Statements

37

NestEgg Target Date Funds
Financial Highlights - (continued)
Selected data for a share outstanding throughout the period indicated.

	Per Share Data
		Investment Operations			Distributions From
	Net Asset Value Beginning of Period	Net investment income	Net realized and unrealized gains (losses)	Increase (Decrease) from investment operations	Net investment income	Net realized gains	Total Distributions	Net Asset Value, End of Period
NestEgg 2030 Fund

Institutional Class Shares
For the year ended
10/31/2010	$8.01	$0.11	$0.89	$1.00	$(0.11)	$—	$(0.11)	$8.90
10/31/2009	$7.28	$0.12	$0.79	$0.91	$(0.18)	$—	$(0.18)	$8.01
10/31/2008	$11.42	$0.19	$(3.54)	$(3.35)	$(0.16)	$(0.63)	$(0.79)	$7.28
10/31/2007	$11.46	$0.16	$1.23	$1.39	$(0.15)	$(1.28)	$(1.43)	$11.42
10/31/2006 (d)	$10.42	$0.18	$1.01	$1.19	$(0.07)	$(0.08)	$(0.15)	$11.46

Class A Shares
For the year ended
10/31/2010	$7.92	$0.06	$0.89	$0.95	$(0.07)	$—	$(0.07)	$8.80
10/31/2009	$7.19	$0.06	$0.81	$0.87	$(0.14)	$—	$(0.14)	$7.92
10/31/2008	$11.30	$0.16	$(3.54)	$(3.38)	$(0.10)	$(0.63)	$(0.73)	$7.19
10/31/2007	$11.35	$0.09	$1.24	$1.33	$(0.10)	$(1.28)	$(1.38)	$11.30
10/31/2006 (e)	$10.36	$0.12	$1.00	$1.12	$(0.05)	$(0.08)	$(0.13)	$11.35

NestEgg 2040 Fund

Institutional Class Shares
For the year ended
10/31/2010	$7.99	$0.11	$1.01	$1.12	$(0.10)	$—	$(0.10)	$9.01
10/31/2009	$7.16	$0.11	$0.92	$1.03	$(0.14)	$(0.06)	$(0.20)	$7.99
10/31/2008	$11.83	$0.16	$(3.98)	$(3.82)	$(0.12)	$(0.73)	$(0.85)	$7.16
10/31/2007	$11.74	$0.12	$1.44	$1.56	$(0.10)	$(1.37)	$(1.47)	$11.83
10/31/2006 (d)	$10.45	$0.13	$1.22	$1.35	$(0.06)	$—	$(0.06)	$11.74

Class A Shares
For the year ended
10/31/2010	$7.87	$0.07	$0.99	$1.06	$(0.06)	$—	$(0.06)	$8.87
10/31/2009	$7.04	$0.08	$0.90	$0.98	$(0.09)	$(0.06)	$(0.15)	$7.87
10/31/2008	$11.63	$0.12	$(3.91)	$(3.79)	$(0.07)	$(0.73)	$(0.80)	$7.04
10/31/2007	$11.57	$0.06	$1.42	$1.48	$(0.05)	$(1.37)	$(1.42)	$11.63
10/31/2006 (e)	$10.34	$0.08	$1.20	$1.28	$(0.05)	$—	$(0.05)	$11.57

(a)	Does not include expenses of the investment companies in which the Funds invested.
(b)	During the period certain fees were reduced. If such fee reductions had not occurred, the ratios would be as indicated.
(c)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(d)	Prior to March 2, 2006, Institutional Class Shares were named Service Shares.
(e)	Prior to March 2, 2006, Class A Shares were named Premium Shares.
*	Not annualized for periods less than one year.
**	Annualized for periods less than one year.

See Notes to Financial Statements

38

	Ratios/Supplemental Data

	Total Return (excludes sales charge)*	Net Assets at end of period (000's)	Ratio of net expenses to average net assets(a)**	Ratio of gross expenses to average net assets (a)(b)**	Ratio of net investment income to average net assets**	Portfolio turnover rate(c)*
NestEgg 2030 Fund

Institutional Class Shares
For the year ended
10/31/2010	12.58%	$30,023	0.69%	1.30%	1.35%	177%
10/31/2009	12.94%	$23,512	0.66%	2.15%	1.74%	187%
10/31/2008	(31.33%)	$18,005	0.70%	1.44%	2.14%	29%
10/31/2007	13.33%	$22,684	0.90%	1.44%	1.39%	72%
10/31/2006 (d)	11.51%	$19,940	0.97%	1.57%	1.64%	165%

Class A Shares
For the year ended
10/31/2010	12.12%	$618	1.19%	1.80%	0.84%	177%
10/31/2009	12.41%	$467	1.15%	2.64%	1.26%	187%
10/31/2008	(31.76%)	$330	1.20%	1.91%	1.64%	29%
10/31/2007	12.83%	$524	1.38%	1.95%	0.88%	72%
10/31/2006 (e)	10.95%	$386	1.48%	2.05%	1.10%	165%

NestEgg 2040 Fund

Institutional Class Shares
For the year ended
10/31/2010	14.09%	$35,524	0.74%	1.22%	1.28%	180%
10/31/2009	14.99%	$28,166	0.74%	1.99%	1.67%	190%
10/31/2008	(34.50%)	$18,907	0.75%	1.41%	1.70%	21%
10/31/2007	14.69%	$23,388	0.90%	1.40%	1.01%	70%
10/31/2006 (d)	12.97%	$21,426	0.97%	1.54%	1.23%	164%

Class A Shares
For the year ended
10/31/2010	13.51%	$631	1.24%	1.72%	0.78%	180%
10/31/2009	14.39%	$622	1.24%	2.49%	1.20%	190%
10/31/2008	(34.76%)	$482	1.25%	1.88%	1.21%	21%
10/31/2007	14.11%	$783	1.40%	1.91%	0.49%	70%
10/31/2006 (e)	12.38%	$637	1.48%	2.02%	0.65%	164%

(a)	Does not include expenses of the investment companies in which the Funds invested.
(b)	During the period certain fees were reduced. If such fee reductions had not occurred, the ratios would be as indicated.
(c)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(d)	Prior to March 2, 2006, Institutional Class Shares were named Service Shares.
(e)	Prior to March 2, 2006, Class A Shares were named Premium Shares.
*	Not annualized for periods less than one year.
**	Annualized for periods less than one year.

See Notes to Financial Statements

39

NestEgg Target Date Funds
Financial Highlights - (continued)
Selected data for a share outstanding throughout the period indicated.

	Per Share Data
		Investment Operations				Distributions From
	Net Asset Value Beginning of Period	Net investment income (loss)		Net realized and unrealized gains (losses)	Increase (Decrease) from investment operations	Net investment income	Net realized gains	Total Distributions	Net Asset Value, End of Period
NestEgg 2040 Fund - (continued)

Class C Shares
For the year ended
10/31/2010	$7.79	$0.14		$0.86	$1.00	$(0.04)	$—	$(0.04)	$8.75
10/31/2009	$7.01	$0.05		$0.87	$0.92	$(0.08)	$(0.06)	$(0.14)	$7.79
10/31/2008	$11.57	$0.06		$(3.89)	$(3.83)	$—	$(0.73)	$(0.73)	$7.01
10/31/2007	$11.54	$0.00	^	$1.42	$1.42	$(0.02)	$(1.37)	$(1.39)	$11.57
10/31/2006 (d)	$11.23	$0.00	^	$0.31	$0.31	$—	$—	$—	$11.54

NestEgg 2050 Fund

Institutional Class Shares
For the period ended
10/31/2010 (e)	$10.00	$0.03		$0.93	$0.96	$—	$—	$—	$10.96

Class A Shares
For the period ended
10/31/2010 (f)	$10.66	$(0.01)		$0.30	$0.29	$—	$—	$—	$10.95

(a)	Does not include expenses of the investment companies in which the Funds invested.
(b)	During the period certain fees were reduced. If such fee reductions had not occurred, the ratios would be as indicated.
(c)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(d)	Class C Shares commenced operations on March 15, 2006.
(e)	Institutional Class Shares commenced operations on May 7, 2010.
(f)	Class A Shares commenced operations on September 28, 2010.
*	Not annualized for periods less than one year.
**	Annualized for periods less than one year.
^	Less than $0.005 per share.

See Notes to Financial Statements

40

	Ratios/Supplemental Data

	Total Return (excludes sales charge)*	Net Assets at end of period (000's)	Ratio of net expenses to average net assets(a)**	Ratio of gross expenses to average net assets (a)(b)**	Ratio of net investment income (loss) to average net assets**	Portfolio turnover rate(c)*
NestEgg 2040 Fund - (continued)

Class C Shares
For the year ended
10/31/2010	12.92%	$8	1.74%	2.22%	0.28%	180%
10/31/2009	13.58%	$26	1.74%	2.99%	0.70%	190%
10/31/2008	(35.11%)	$21	1.75%	2.11%	0.71%	21%
10/31/2007	13.49%	$18	1.89%	2.42%	(0.09%)	70%
10/31/2006 (d)	2.76%	$7	1.95%	2.35%	(0.01%)	164%

NestEgg 2050 Fund

Institutional Class Shares
For the period ended
10/31/2010 (e)	9.60%	$2,293	0.74%	8.27%	1.19%	15%

Class A Shares
For the period ended
10/31/2010 (f)	2.72%	$3	1.24%	2.91%	(1.17%)	15%

(a)	Does not include expenses of the investment companies in which the Funds invested.
(b)	During the period certain fees were reduced. If such fee reductions had not occurred, the ratios would be as indicated.
(c)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(d)	Class C Shares commenced operations on March 15, 2006.
(e)	Institutional Class Shares commenced operations on May 7, 2010.
(f)	Class A Shares commenced operations on September 28, 2010.
*	Not annualized for periods less than one year.
**	Annualized for periods less than one year.
^	Less than $0.005 per share.

See Notes to Financial Statements

41

NestEgg Target Date Funds

Notes to Financial Statements
October 31, 2010

1.	Organization:

The American Independence Funds Trust (the “Trust”) was established as a Delaware business trust on October 7, 2004 as Adventus Funds Trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was subsequently renamed on June 10, 2005 as Arrivato Funds Trust. Effective March 2, 2006, the name of the Trust was changed to American Independence Funds Trust in connection with the Trust’s reorganization and merger with the former American Independence Funds Trust, now named the INTRUST Funds Trust.

As of October 31, 2010, the Trust offered thirteen (13) series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the funds listed below (individually, a “Fund”; collectively, the “Funds”). The financial statements for the other funds can be found in a separate report.

NestEgg 2010 Fund
NestEgg 2020 Fund
NestEgg 2030 Fund
NestEgg 2040 Fund
NestEgg 2050 Fund

The NestEgg 2040 Fund offers three classes of shares: Institutional Class, Class A and Class C. The NestEgg 2010 Fund, NestEgg 2020 Fund, NestEgg 2030 Fund and NestEgg 2050 Fund offer Class A and Institutional Class shares only. Each share class is identical except as to distribution and service fees borne by each class. Income and realized/unrealized gains or losses are allocated to each class based on relative net assets. Each share represents an equal proportionate interest in a Fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund.

Prior to the March 2, 2006 reorganization, each Fund had been established as a “fund of funds”, which means that each Fund invested in other mutual funds, primarily passively-managed index funds.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Use of Estimates

The preparation of the financial statements in conformity with U.S. GAAP requires the Funds to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. The Funds believe that the estimates utilized in preparing the financial statements are reasonable and prudent, however, actual results could differ from these estimates.

Investment Valuation

Portfolio securities listed or traded on domestic securities exchanges or the Nasdaq are valued at the market value as of the close of regular trading on the New York Stock Exchange (“NYSE”), usually 4:00 p.m. Eastern Time (“Valuation Time”). If there have been no sales for that day on any exchange or system for a security, the security is valued at the mean between the closing bid and asked quotes on the exchange or system where the security is principally traded or at the Nasdaq official closing price, if applicable. Debt securities held by a Fund generally are valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Short-term debt investments having maturities of 60 days or less are valued at amortized cost, which approximates fair value. Investments in investment companies are valued at their net asset values as reported by such companies. The differences between cost and fair values of such investments are reflected as unrealized appreciation or depreciation.

Securities for which market quotations are not readily available are valued at fair value by American Independence Financial Services, LLC (“AIFS” or the “Adviser”) in accordance with guidelines approved by the Trust’s Board of Trustees. For securities traded principally on foreign exchanges, the Funds may use fair value pricing if an event occurs after the close of trading of the principal foreign exchange on which a security is traded, but before calculation of a Fund’s NAV, which a Fund believes affects the value of the security since its last market quotation.  Such events may involve situations relating to a single issuer (such as news related to the issuer announces after the close of the principal foreign exchange), or situations relating to sectors of the market or the markets in general (such as significant fluctuations in the U.S. or foreign markets or significant changes in exchange rates, natural disasters, armed conflicts, or governmental actions).  In determining whether a significant event has occurred with respect to securities traded principally in foreign markets, the Funds may engage a third party fair value service provider to systematically recommend the adjustment of closing market prices of non-U.S. securities based upon changes in a designated U.S. securities market index occurring from the time of the close of the relevant foreign market and the close of the NYSE.

42

NestEgg Target Date Funds

2.	Significant Accounting Policies (Continued):

Investment Valuation (Continued)

FASB ASC 820, “Fair Value Measurements” establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

• Level 1 – quoted prices in active markets for identical securities

• Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The aggregate value by input level, as of October 31, 2010, for each Fund’s investments, as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining value, is included in each Fund’s schedule of portfolio investments, which also includes a breakdown of the Fund’s investments by industry concentration.

Investment Transactions and Related Income

During the period, security transactions are accounted for no later than one business day after following the trade date. For financial reporting purposes, however, security transactions are accounted for on trade date on the last business day of the reporting period. Net realized gains or losses from sales of securities are determined on the specific identification cost method. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or the accretion of discounts. Dividend income is recorded on the ex-dividend date. Income and realized and unrealized gains or losses are allocated among the classes based upon the proportion of relative net assets. Dividend income and realized gain distributions from underlying funds are recognized on the ex-dividend date.

Expenses

Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses which are attributable to more than one Fund of the Trust are allocated among the respective funds based on relative daily net assets or another appropriate basis. Expenses specific to a class are charged to that class.

Distributions to Shareholders

The NestEgg 2010 Fund declares and pays dividends from net investment income monthly. Each of the other NestEgg Target Date Funds declares and pays dividends from net investment income annually. Distributions from net realized capital gains, if any, are distributed at least annually.

Distributions from net investment income and from net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are primarily due to differing treatments for deferrals of certain losses.

These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclassification of market discounts, gain/loss, paydowns and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassifications. Distributions to shareholders, which exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes, are reported as distributions in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of capital.

Federal Income Taxes

The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies as defined in Subchapter M of the Internal Revenue Code of 1986, as amended and to make distributions from net investment income and from net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

Recent Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board (“FASB”) issued new guidance as an amendment to fair value measurements and disclosures. The new guidance adds new requirements for disclosure about transfers into and out of Level 1 and Level 2 fair value measurements and separate disclosures about purchases, sales, issuances, and settlements relating to Level 3 measurements. The guidance also clarifies existing fair value disclosures about the Level of disaggregation and about inputs and valuation techniques in Level 2 and Level 3 fair value measurements. The amendment is effective for interim and annual reporting periods beginning after December 15, 2009, except for Level 3 reconciliation disclosures which are effective for interim and annual periods beginning after December 15, 2010. The Funds do not expect the implications of this guidance to have a material impact on its financial statements.

43

NestEgg Target Date Funds

3.	Related Party Transactions:

AIFS serves as the investment adviser to the Funds pursuant to an investment advisory agreement between the Trust and AIFS under which the Adviser is entitled to receive an annual fee, computed daily and paid monthly, equal to 0.60% of each Fund’s average daily net assets. The Adviser is responsible for the investment management oversight in its role as investment adviser to all of the Funds.

AIFS has contractually agreed to waive a portion of its management fee and reimburse expenses, the expense limitation agreement, in order to maintain the Funds’ total operating expenses at not more than the following percentages of average annual net assets through March 1, 2011:

	Institutional Class	Class A	Class C
NestEgg 2010 Fund	0.65%	1.15%	N/A
NestEgg 2020 Fund	0.67%	1.17%	N/A
NestEgg 2030 Fund	0.70%	1.20%	N/A
NestEgg 2040 Fund	0.74%	1.24%	1.74%
NestEgg 2050 Fund	0.74%	1.24%	N/A

Prior to March 1, 2010, the total operating expenses of the Fund noted below were maintained at the following levels (all other Funds were maintained at the same level as in the table above):

	Institutional Class	Class A	Class C
NestEgg 2030 Fund	0.65%	1.15%	N/A

Under the terms of the expense limitation agreement, any such waiver or reimbursement is subject to later adjustment to allow the Advisor to recoup amounts waived or reimbursed to the extent total annual operating expenses (excluding any taxes, interest, brokerage fees and non-routine expenses) for a fiscal year do not exceed the expense limit that was in place at the time the fees were waived or expenses were assumed. The Advisor shall only be entitled to recoup amounts for a period of three years from the date such amount was waived or reimbursed. No reimbursement will be sought for the period ended prior to March 1, 2010 for the NestEgg 2010 Fund, NestEgg 2020 Fund, NestEgg 2030 Fund and NestEgg 2040 Fund.

The following table presents amounts eligible for recovery at October 31, 2010:

	NestEgg 2010 Fund	NestEgg 2020 Fund	NestEgg 2030 Fund	NestEgg 2040 Fund	NestEgg 2050 Fund
For eligible expense reimbursements expiring October 31, 2013	$109,057	$122,244	$111,842	$110,674	$42,540

AIFS also provides certain administrative services necessary for the Funds’ operations. The fees for the services provided under such agreement are calculated based on each Fund’s average daily net assets at an annual rate of 0.125%.

Effective October 18, 2010, AIFS has entered into an agreement with UMB Fund Services, Inc. (“UMBFS”) whereby UMBFS provides the Funds with sub-administration services pursuant to an administrative services agreement approved by the Board. For the services it provides, UMBFS earns a fee based on the aggregate net assets of all Funds in the Trust. AIFS pays UMBFS and not the Funds.

Prior to October 18, 2010, JP Morgan Worldwide Securities Services (“JP Morgan”) provided the Funds with sub-administration services pursuant to an administrative services agreement approved by the board. For the services it provided, JP Morgan earned a fee based on the aggregate net assets of all Funds in the Trust, paid by AIFS and not the Funds.

Other principal service providers of the Funds include the following:

Pursuant to the Fund Accounting Services Agreement, effective October 18, 2010, UMBFS serves as the Trust’s fund accounting agent. Prior to October 18, 2010, JP Morgan served as the Trust’s fund accounting agent.

Effective October 25, 2010, the Trust entered into a distribution agreement on behalf of the Funds with Matrix Capital Group, Inc. Prior to October 25, 2010, Foreside Distribution Services, L.P. served as the Funds’ distributor pursuant to a distribution agreement approved by the Board.

Effective September 24, 2010, the Trust has contracted with Compliance Solutions Associates LLC (“CSA”) to provide services with respect to the monitoring of the Trust’s compliance program pursuant to rule 38a-1 of the 1940 Act. CSA has designated Paul Brook as the Trust’s Chief Compliance Officer. For these services, the Trust pays CSA a monthly fee, plus any out-of-pocket expenses. The fees are allocated amongst the funds by first allocating half the fees evenly across the funds and then the other half on a pro rata basis based on average net assets.

Prior to September 24, 2010, Alaric Compliance Services LLC (“Alaric”) provided compliance services with respect to the monitoring of the Trust’s compliance program pursuant to rule 38a-1 of the 1940 Act. Edward Cook was designated as the Trust’s Chief Compliance Officer by Alaric. For these services, the Trust paid Alaric a monthly fee, plus any out-of-pocket expenses. The fees were allocated amongst the funds by first allocating half the fees evenly across the funds and then the other half on a pro rata basis based on average net assets.

Each of the Funds has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) that allows its Class A and Class C Shares to pay a distribution and service fee, as defined by the Financial Industry Regulatory Authority (“FINRA”), from its assets for selling and distributing its shares. Each fund can pay distribution and service fees at an annual rate of up to 0.50% of its Class A Share assets, and up to 1.00% of its Class C Share assets. These fees consist of up to 0.25% for distribution services and expenses of the Class A and Class C assets, and up to 0.25% for distribution expenses, as defined by FINRA, of Class A assets and up to 0.75% of Class C assets.

44

NestEgg Target Date Funds

4.	Shares of Beneficial Interest:

The Trust has an unlimited number of shares of beneficial interest, with a par value of $0.001, which may, without shareholder approval, be divided into an unlimited number of series of such shares and any series may be classified or reclassified into one or more classes. Shareholders are entitled to one vote for each full share held and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees has determined that the matter to be voted on affects only the interest of shareholders of a particular class or series. Establishment and offering of additional Funds will not alter the rights of the Trust’s shareholders. When issued, shares are fully paid, non-assessable, redeemable and freely transferable. In any liquidation of a Fund, each shareholder is entitled to receive his pro rata share of the net assets of that Fund.

5.	Securities Transactions:

The cost of security purchases and the proceeds from the sale of securities (excluding short-term securities, and U.S. Government securities) during the year ended October 31, 2010 were as follows:

	Purchases	Sales
NestEgg 2010 Fund	$7,262,486	$8,065,556
NestEgg 2020 Fund	26,915,706	26,544,523
NestEgg 2030 Fund	28,480,790	27,213,944
NestEgg 2040 Fund	45,712,350	42,823,541
NestEgg 2050 Fund*	2,139,852	137,963

*   Information is for the period from May 7, 2010 (commencement of operations) through October 31, 2010.

The cost of purchases and the proceeds from sales of U.S. Government securities for the year ended October 31, 2010 were as follows:

	Purchases	Sales
NestEgg 2010 Fund	$23,663,035	$22,899,587
NestEgg 2020 Fund	40,104,453	35,812,529
NestEgg 2030 Fund	21,905,916	19,084,720
NestEgg 2040 Fund	14,822,308	13,601,530
NestEgg 2050 Fund*	141,867	19,685

*   Information is for the period from May 7, 2010 (commencement of operations) through October 31, 2010.

6.	Federal Income Taxes Information:

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

The Income Tax Statement requires management of the Funds to analyze all open tax years,  fiscal years 2007-2010 as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the fiscal year October 31, 2010, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examinations in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

At October 31, 2010, the gross unrealized appreciation (depreciation) on investments and cost of securities on a tax basis for federal income tax purposes were as follows:

	NestEgg 2010 Fund	NestEgg 2020 Fund	NestEgg 2030 Fund	NestEgg 2040 Fund	NestEgg 2050 Fund
Gross unrealized appreciation	$891,671	$2,608,755	$2,598,583	$3,788,028	$166,960
Gross unrealized depreciation	(35,949)	(152,601)	(184,905)	(280,038)	(738)
Net unrealized appreciation on foreign currency translations	689	1,466	1,809	2,456	—

Net unrealized appreciation on investments and foreign currency translations	$856,411	$2,457,620	$2,415,487	$3,510,446	$166,222

Cost of investments	$16,604,518	$36,340,467	$28,663,344	$33,048,022	$2,223,453

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

45

NestEgg Target Date Funds

6.	Federal Income Taxes Information (Continued):

The tax character of distributions paid during the fiscal years ended October 31, 2010 and 2009 were as follows:

	NestEgg 2010 Fund		NestEgg 2020 Fund		NestEgg 2030 Fund		NestEgg 2040 Fund		NestEgg 2050 Fund
	Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2010	Year Ended October 31, 2009
Distributions paid from:
Ordinary Income	$233,890	$277,239	$489,536	$990,406	$333,900	$465,175	$355,493	$427,911	$—	$—

Net long-term capital gains	—	—	—	—	—	—	—	133,697	—	—

Total taxable distributions	233,890	277,239	489,536	990,406	333,900	465,175	355,493	561,608	—	—

Total distributions paid	$233,890	$277,239	$489,536	$990,406	$333,900	$465,175	$355,493	$561,608	$—	$—

As of October 31, 2010, the components of accumulated earnings (deficit) on a tax basis were as follows:

	NestEgg 2010 Fund	NestEgg 2020 Fund	NestEgg 2030 Fund	NestEgg 2040 Fund	NestEgg 2050 Fund
Undistributed ordinary income	$155,293	$346,544	$262,237	$320,759	$11,102

Undistributed long-term capital gains	370,109	—	—	—	—

Tax accumulated earnings	525,402	346,544	262,237	320,759	11,102

Accumulated capital and other losses	—	(4,135,416)	(3,679,002)	(3,819,772)	—

Unrealized appreciation on investments	855,722	2,456,154	2,413,678	3,507,990	166,222
Unrealized appreciation on foreign currency	689	1,466	1,809	2,456	—

Total accumulated earnings (deficit)	$1,381,813	$(1,331,252)	$(1,001,278)	$11,433	$177,324

As of October 31, 2010, the following Funds had net capital loss carryovers:

	NestEgg 2010 Fund	NestEgg 2020 Fund	NestEgg 2030 Fund	NestEgg 2040 Fund	NestEgg 2050 Fund
For losses expiring October 31, 2017	$—	$4,135,416	$3,679,002	$3,819,772	$—
	—	—	—	—	—
	$—	$4,135,416	$3,679,002	$3,819,772	$—

Capital loss carryovers are available to offset future realized capital gains and thereby reduce further taxable gain distributions.  During the year ended October 31, 2010, the NestEgg 2010, NestEgg 2020, NestEgg 2030, and NestEgg 2040 Funds utilized $397,901, $2,063,323, $1,610,043, and $1,935,598, respectively, of their capital loss carryovers.

7.	Cash Concentration:

At times, the Funds maintain cash balances at financial institutions in excess of Federally insured limits. The Funds monitor this credit risk and have not experienced any losses related to this risk.

8.	Subsequent Events:

At the Board meeting held on June 25, 2010, the Board of Trustees for the Trust approved a sub-advisory agreement, effective November 1, 2010, between AIFS and American Yellowstone Advisors, LLC (“AYA”) with respect to the growth allocation of the Funds, subject to the approval of each Fund’s shareholders.

Subsequent events occurring have been evaluated for potential impact to this report through the date these Financial Statements and Notes to the Financial Statements were issued. There were no additional subsequent events to report that would have a material impact on the Funds’ Financial Statements and Notes to Financial Statements.

46

NestEgg Target Date Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
American Independence Funds Trust

We have audited the accompanying statements of assets and liabilities of NestEgg Target Date Funds, including the NestEgg 2010 Fund, NestEgg 2020 Fund, NestEgg 2030 Fund, NestEgg 2040 Fund, and NestEgg 2050 Fund (five of the portfolios included within the American Independence Funds Trust) (collectively, the “Funds”), including the schedules of portfolio investments as of October 31, 2010, and the related statements of operations for the year then ended (period then ended for NestEgg 2050 Fund, whose operations commenced on May 7, 2010), changes in net assets for each of the two years in the period then ended (period then ended for NestEgg 2050 Fund, whose operations commenced on May 7, 2010), and the financial highlights for each of the five years in the period then ended (period then ended for NestEgg 2050 Fund, whose operations commenced on May 7, 2010). These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds of American Independence Funds Trust as of October 31, 2010, and the results of their operations for the year then ended (period then ended for NestEgg 2050 Fund, whose operations commenced on May 7, 2010), the changes in their net assets for each of the two years in the period then ended (period then ended for NestEgg 2050 Fund, whose operations commenced on May 7, 2010), and the financial highlights for each of the five years in the period then ended (period then ended for NestEgg 2050 Fund, whose operations commenced on May 7, 2010), in conformity with accounting principles generally accepted in the United States of America.

Grant Thornton LLP

Chicago, Illinois
December 30, 2010

47

NestEgg Target Date Funds

Additional Fund Information (Unaudited)

Portfolio Summaries

The American Independence Funds invested, as a percentage of net assets, in the following as of October 31, 2010:

NestEgg 2010 Fund
Portfolio Diversification	% of Net Assets
U.S. Treasury Obligations	64.4%
Common Stocks	28.3
Money Markets	7.6
Total Investments	100.3%
Liabilities in excess of other assets	(0.3)
Net Assets	100.0%

NestEgg 2020 Fund
Portfolio Diversification	% of Net Assets
U.S. Treasury Obligations	49.3%
Common Stocks	44.7
Money Markets	7.0
Total Investments	101.0%
Liabilities in excess of other assets	(1.0)
Net Assets	100.0%

NestEgg 2030 Fund
Portfolio Diversification	% of Net Assets
Common Stocks	60.7%
U.S. Treasury Obligations	33.4
Money Markets	7.3
Total Investments	101.4%
Liabilities in excess of other assets	(1.4)
Net Assets	100.0%

NestEgg 2040 Fund
Portfolio Diversification	% of Net Assets
Common Stocks	78.0%
U.S. Treasury Obligations	18.0
Money Markets	5.1
Total Investments	101.1%
Liabilities in excess of other assets	(1.1)
Net Assets	100.0%

NestEgg 2050 Fund
Portfolio Diversification	% of Net Assets
Investment Companies	94.4%
U.S. Treasury Obligations	5.4
Money Markets	4.3
Total Investments	104.1%
Liabilities in excess of other assets	(4.1)
Net Assets	100.0%

48

NestEgg Target Date Funds

Additional Fund Information (Unaudited) (Continued)

Table of Shareholder Expenses

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and (2) ongoing costs, including management fees; distribution and services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested on May 1, 2010 at the beginning of the period and held for the entire period from May 1, 2010 through October 31, 2010.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

		Beginning Account Value 5/1/2010	Ending Account Value 10/31/2010	Expenses Paid During Period* 5/1/2010 10/31/2010	Expense Ratio During Period**† 5/1/2010 10/31/2010
NestEgg 2010 Fund	Institutional Class Shares	$1,000.00	$1,060.40	$3.38	0.65%
	Class A Shares	$1,000.00	$1,057.10	$5.96	1.15%

NestEgg 2020 Fund	Institutional Class Shares	$1,000.00	$1,053.40	$3.47	0.67%
	Class A Shares	$1,000.00	$1,051.40	$6.05	1.17%

NestEgg 2030 Fund	Institutional Class Shares	$1,000.00	$1,044.80	$3.71	0.72%
	Class A Shares	$1,000.00	$1,041.60	$6.28	1.22%

NestEgg 2040 Fund	Institutional Class Shares	$1,000.00	$1,041.80	$3.81	0.74%
	Class A Shares	$1,000.00	$1,038.80	$6.37	1.24%
	Class C Shares	$1,000.00	$1,035.70	$8.93	1.74%

NestEgg 2050 Fund	Institutional Class Shares (a)	$1,000.00	$1,096.00	$3.78	0.74%
	Class A Shares (b)	$1,000.00	$1,027.20	$1.14	1.24%

*
Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**	Annualized.
†	Does not include expenses of the investment companies in which the Funds invest.
(a)	Class inception date 5/7/2010.
(b)	Class inception date 9/28/2010.

49

NestEgg Target Date Funds

Additional Fund Information (Unaudited) (Continued)

Table of Shareholder Expenses

The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Actual Expenses

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value 5/1/2010	Ending Account Value 10/31/2010	Expenses Paid During Period* 5/1/2010- 10/31/2010	Expense Ratio During Period**† 5/1/2010- 10/31/2010
NestEgg 2010 Fund	Institutional Class Shares	$1,000.00	$1,021.70	$3.31	0.65%
	Class A Shares	$1,000.00	$1,019.20	$5.85	1.15%

NestEgg 2020 Fund	Institutional Class Shares	$1,000.00	$1,021.60	$3.41	0.67%
	Class A Shares	$1,000.00	$1,019.10	$5.95	1.17%

NestEgg 2030 Fund	Institutional Class Shares	$1,000.00	$1,021.40	$3.67	0.72%
	Class A Shares	$1,000.00	$1,018.90	$6.21	1.22%

NestEgg 2040 Fund	Institutional Class Shares	$1,000.00	$1,021.30	$3.77	0.74%
	Class A Shares	$1,000.00	$1,018.80	$6.31	1.24%
	Class C Shares	$1,000.00	$1,016.20	$8.84	1.74%

NestEgg 2050 Fund	Institutional Class Shares (a)	$1,000.00	$1,021.40	$3.65	0.74%
	Class A Shares (b)	$1,000.00	$1,023.90	$1.13	1.24%

*
Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**	Annualized.
†	Does not include expenses of the investment companies in which the Funds invest.
(a)	Class inception date 5/7/2010.
(b)	Class inception date 9/28/2010.

50

NestEgg Target Date Funds

Additional Fund Information (Unaudited) (Continued)

Other Tax Information

Corporate Dividends Received Deduction

For the fiscal year ended October 31, 2010, 11.50%, 31.08%, 45.80% and 67.12%  of the dividends paid from net investment income qualifies for the dividends received deduction available to corporate shareholders of the NestEgg 2010, NestEgg 2020, NestEgg 2030 and NestEgg 2040 Funds, respectively.

Qualified Dividend Income

Pursuant to Section 854 of the Internal Revenue Code of 1986, the NestEgg 2010, NestEgg 2020, NestEgg 2030, and NestEgg 2040 Funds designate income dividends of  25.52%, 69.51%, 100.00%, and 100.00%, respectively, as qualified dividend income paid during the fiscal year ended October 31, 2010.

51

NestEgg Target Date Funds

Additional Fund Information (Unaudited) (Continued)

Approval of the Investment Advisory and Sub-Advisory Agreements

At a meeting held on June 25, 2010 (the “Meeting”), the Board of Trustees, including the Trustees who are not “interested persons” (as defined in the 1940 Act), approved the continuation of the Investment Advisory Agreement and Expense Limitation Agreement between the Trust and American Independence Financial Services, LLC (“AIFS” or the “Adviser”) with respect to the NestEgg 2010 Fund, NestEgg 2020 Fund, NestEgg 2030 Fund, NestEgg 2040 Fund and NestEgg 2050 Fund (“the Funds”). The Investment Advisory Agreement and Expense Limitation Agreement reviewed and approved at the Meeting are herein referred to as the “Agreements”. In addition, the Board of Trustees approved a Sub-Advisory Agreement between AIFS and American Yellowstone Advisors on behalf of the Growth Portion of the NestEgg Funds and a Sub-advisory Agreements between AIFS and and Boyd Watterson on behalf of the International Portion of the NestEgg Funds. In determining whether to approve the Agreements, the Board considered information about the Adviser, the performance of the Funds’ portfolios and certain additional factors described below that the Board deemed relevant. The following summary describes certain of the materials and factors that the Board considered, and the conclusions the Board reached, in approving the Agreements.

In an Executive Session, the Trustees had discussed the responsibilities and fiduciary duties of the Trustees in connection with the approval of the Agreements, during which management answered questions from the Trustees. During the executive session, the Trustees reviewed a wide variety of information that they had requested and received from AIFS, and data and analysis from an outside data provider. The Trustees reviewed various industry trends and regulatory developments in their deliberations. In considering the continuation of the Agreements, and in evaluating the fairness of the compensation to be paid by the Funds under the Agreements, the Trustees considered the nature, extent and quality of the services to be provided by the Adviser and Sub-advisers. The Trustees reviewed the services the Adviser and Sub-advisers have historically provided to the Funds, and also generally to the other series of the Trust. With respect to the Adviser, these services include, among others, investment management services and administrative services, such as working with other service providers of the Trust, maintaining certain Fund records, providing office space, performing clerical and bookkeeping services for the Fund, preparing Board materials and Fund filings, and otherwise managing the Trust’s operations. AIFS is responsible for the day-to-day portfolio management of the Funds, including determining the composition of assets of the Funds and the timing of each Fund’s execution of the purchase and sale of assets.

The Trustees also considered the Adviser’s personnel, resources, operations and portfolio management capabilities. The Trustees received information about the Adviser’s supervision of the Funds’ service providers, the Adviser’s attention to its compliance program and those of the Trust.

The Trustees reviewed the investment performance of the Funds over various time periods and compared that performance to that of funds in groups that the Trustees concluded, were appropriate comparison groups for the Funds. The Trustees considered the cost to the Adviser, and considered the profitability to the Adviser, its affiliates of the relationship with the Funds over various time periods. In reviewing profitability information, the Trustees reviewed, among other things, information about the allocation of expenses among the Adviser and its affiliates. The Trustees were provided information indicating that the Adviser was not making a profit from the overall relationship with the Funds.

The Trustees discussed the extent to which economies of scale were projected by the Adviser to be realized as the Funds’ assets, or the assets of the Trust overall, increase. The Trustees discussed the plans of the Adviser and its affiliates for marketing and distributing the shares of the various series of the Trust. The Trustees reviewed information about the potential effect of asset growth on Funds expenses, the difficulty of forecasting its effect on the profitability of the Adviser and its affiliates, and the management fee breakpoints applicable to the Funds and certain other funds in comparison groups. It was noted that, to the extent the Funds gross expenses currently were higher than their net expenses, the reduction of the Funds gross expenses through the achievement of economies of scale might benefit the Adviser by reducing the expenses the Adviser must reimburse to the Funds, rather than directly benefiting the Funds by reducing their net expenses.

It was noted that the materials and other information discussed were considered by the Trustees throughout the past year during in-person and telephonic meetings, with personnel of the Adviser, Funds’ Counsel and third party consultants. The Trustees did not identify any particular information or any single factor that was controlling, or the particular weight any Trustee placed on any one factor for purposes of determining whether to vote in approval of the Agreement.

The Trustees, including all of the Independent Trustees, unanimously concluded that each factor they considered, in the context of all the other factors they considered, favored renewal of the Agreements, and it was the unanimous judgment of the Trustees and the Independent Trustees that approval of the Agreements was in the best interests of the Funds and their shareholders.

52

NestEgg Target Date Funds

Additional Fund Information (Unaudited) (Continued)

Information About the Trustees and Officers

Information pertaining to the Trustees and Officers of the Trust is set forth below. The address for each Trustee and Officer is 335 Madison Avenue, Mezzanine, New York, NY 10017 unless otherwise stated. Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information and is available, without charge, upon request, by calling 1-866-410-2006.

Name, Address and Age	Position(s) Held With Company	Term of Office and Length of Time Served(1)(2)	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES

Terry L. Carter Age: 61	Trustee	Indefinite	Retired. Director, QuikTrip Corporation (2008-Present); President of QuikTrip Corporation (1980-2008).	13	None

Joseph Hankin Age: 69	Trustee	Indefinite	President, Westchester Community College (1971-Present).	13	None

Jeffrey Haas Age: 48	Trustee	Indefinite	Professor of Law, New York Law School (1996-Present).	13	None

Thomas F. Kice Age: 60	Trustee	Indefinite	President of Kice Industries, Inc.	13	None

George Mileusnic Age: 55	Trustee	Indefinite	Retired. Formerly Chief Financial Officer of Caribou Coffee, Inc. (2001-2008).	13	None

Peter Ochs Age: 59	Trustee	Indefinite	Manager of Ochs & Associates, Inc.	13	None

Richard Wedemeyer Age: 73	Chairman of the Board and Trustee	Indefinite	Retired.	13	None

Ronald L. Baldwin Age: 53	Trustee	Indefinite	Retired. Director of INTRUST Financial Services, Inc., Director of INTRUST Brokerage, Inc., and Chief Operating Officer and President of INTRUST Bank, N.A. (1980-2005).	13	None
INTERESTED TRUSTEES

John J. Pileggi Age: 51	Trustee	Indefinite	Managing Partner of American Independence Financial Services, LLC (2004-Present).	13	None

OFFICERS

Eric Rubin Age: 44	President	7/2005-Present	President, American Independence Financial Services, LLC (2005-Present).	N/A	N/A

John J. Pileggi Age: 51	Treasurer	10/2008-Present	Managing Partner of American Independence Financial Services, LLC (2004-Present).	N/A	N/A

Paul Brook Age: 57	Chief Compliance Officer	9/2010-Present	Partner, Compliance Solutions Associates (2009-Present); Financial Consultant LPL Financial (2007-2009); Financial Consultant at Legg Mason (2002-2007).	N/A	N/A

Theresa Donovan Age: 60	Secretary	7/2005-Present	Senior Director Compliance and Administration, American Independence Financial Services, LLC (2005-Present); Senior Corporate Paralegal, Paul, Weiss, Rifkind, Wharton & Garrison, LLP (1998-2005).	N/A	N/A

Susan Silva Age: 43	Assistant Treasurer	9/2010-Present
Partner, BackOffice Alliance LLC (2009-Present); Independent Consultant (2008-Present); Vice President of Vastardis Fund Services LLC (2006-2008); Treasurer of The FBR Funds (2002-2006); Officer of FBR National Trust Company (2001-2005).
				N/A	N/A

(1)	Each Trustee has served from the inception of the Funds.
(2)
Messrs. Carter, Kice, Mileusnic, Baldwin and Pileggi have served as Trustees to the Predecessor Funds advised by Intrust Financial Services, Inc. since November 1996. Mr. Ochs has served as Trustee to the Predecessor Funds advised by Intrust Financial Services, Inc. since August 2000.

53

NestEgg Target Date Funds

Investment Adviser and Administrator:
American Independence Financial Services, LLC
335 Madison Avenue, Mezzanine
New York, NY 10017

Custodians:
INTRUST Bank NA
105 North Main Street
Wichita, KS 67202

BNY Mellon Asset Servicing
One Boston Place, 11th Floor
AIM 024-0112
Boston, MA 02108

Transfer Agent:
Boston Financial Data Services, Inc.
2 Heritage Drive
Quincy, MA 02171

Distributor:
Matrix Capital Group, Inc.
420 Lexington Avenue, Suite 601
New York, NY 10170

FOR ADDITIONAL INFORMATION, CALL:

1-866-410-2006

This material must be preceded or accompanied by a current prospectus.

NE AR 103110

Item 2.	Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is incorporated by reference to the Registrant’s Form N-CSR filed January 11, 2010.

(b) During the period covered by this report, with respect to the registrant's code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3.	Audit Committee Financial Expert.

3(a)(1) The registrant's board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is Mr. Terry Carter, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

Grant Thornton LLP served as the Trust’s independent registered public accounting firm for 2010 and 2009.

(a)
AUDIT FEES: The aggregate fees paid and accrued by the Registrant for professional services rendered by its independent auditors, Grant Thornton LLP, for the audit of the Registrant’s annual financial statements for 2010 and 2009 were $194,151 and $155,820, respectively.

(b)	AUDIT RELATED FEES: No such fees were billed to the Registrant by Grant Thornton LLP for 2010 and 2009.

(c)
TAX FEES: The aggregate fees paid or accrued by the Registrant for professional services rendered by Grant Thornton LLP for the review of Form 1120-RIC, Form 8613, Form CT-3, Form CT-3M/4M, Form NYC 3L, review of excise tax distribution calculations, IRS diversification testing and preparation of estimated tax reporting factors for 2010 and 2009 were $45,500 and $64,900, respectively. The Registrant paid an additional $4,900 in relation to one series of the Registrant which was liquidated during the 2010 fiscal year and $9,800 in relation to two series of the Registrant which were liquidated during the 2009 fiscal year.

(d)	ALL OTHER FEES: No such fees were billed to the Registrant by Grant Thornton LLP for 2010 and 2009.

(e)
(1) AUDIT COMMITTEE PRE-APPROVAL POLICY: The Registrant’s Audit committee shall have, among other things, the following specific duties and responsibilities (1) to pre-approve all audit services to be provided to the Trust by the Trust’s independent auditors and (2) to pre-approve all permitted non-audit services, including tax services, to be provided to the Trust by the independent auditors. The Audit Committee may delegate to one or more members the authority to grant such pre-approvals. The actions taken by such member or members shall be reported to the full Audit Committee.

(2) Not applicable.

(f)	Not applicable.

(g)
There were no non-audit services fees billed by the Registrant’s accountant to the Registrant other than those described above. There were no non-audit services fees billed by the Registrant’s accountant to the Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant over the past two years.

(h)	Not applicable.

Item 5.	Audit Committee of Listed Companies.

Not applicable.

Item 6.	Schedule of Investments.

The Schedules of Investments has been provided under Item 1 of this Form N-CSR for the American Independence Funds and NestEgg Target Date Funds.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not Applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The Board of Trustees has not adopted procedures by which shareholders may recommend nominees to the Board.

Item 11.	Controls and Procedures.

(a) The Registrant's Chief Executive Officer and Chief Financial Officer concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) were effective as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"), based on their evaluation of the effectiveness of the Registrant's disclosure controls and procedures as of the Evaluation Date.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the Registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of Ethics in Item is incorporated by reference to the Registrant’s Form N-CSR filed January 11, 2010.

(a)(2)
Certification of Chief Executive Officer and Chief Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as Exhibit 99CERT.

(a)(3)	Not applicable

(b)
Certification of Chief Executive Officer and Chief Financial Officer of the Registrant, as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)), Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) is attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  American Independence Funds Trust

By (Signature and Title)

/s/ Eric M. Rubin
Eric M. Rubin
President

Date: January 7, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Eric M. Rubin
Eric M. Rubin
President

Date: January 7, 2011

By (Signature and Title)

/s/ John J. Pileggi
John J. Pileggi
Treasurer

Date: January 6, 2011